UNITED STATES

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Notice of 2026 Annual Meeting of Shareholders and Proxy Statement Teradyne, Inc. May 8, 2026 10:00 A.M. Eastern Time 600 Riverpark Drive North Reading, Massachusetts 01864

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

Date and Time May 8, 2026 10:00 A.M. Eastern Time	Location 600 Riverpark Drive, North Reading, MA 01864	Who Can Vote Shareholders of record as of March 13, 2026 are entitled to vote

To the Shareholders:

The Annual Meeting of Shareholders of Teradyne, Inc., a Massachusetts corporation (“Teradyne,” the “Company,” “we,” “it”, “our” or “us”), will be held on Friday, May 8, 2026 at 10:00 A.M. Eastern Time, at the offices of Teradyne, Inc. at 600 Riverpark Drive, North Reading, Massachusetts 01864 (the “Annual Meeting”), for the following purposes:

Voting Items	Board Voting Recommendations	Page Reference (for more detail)
1. To elect the nine nominees named in the accompanying proxy statement to the Board of Directors	FOR each nominated Director	24
2. To approve, on a non-binding, advisory basis, the 2025 compensation of the Company’s named executive officers	FOR	36
3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR	83

Shareholders will also transact such other business as may properly come before the meeting and any postponements or adjournments thereof. For additional information on how you may attend or vote at the Annual Meeting, please see page 87 of the proxy statement.

On or about March 27, 2026, we mailed to our shareholders of record as of March 13, 2026, a notice containing instructions on how to access this proxy statement and Teradyne’s annual report online and to vote, and printed copies of these proxy materials to shareholders that requested printed copies.

By Order of the Board of Directors,

Proxy Voting

Please promptly sign, date, and return your proxy card or voting instruction form, or submit your proxy and/or voting instructions by telephone or through the Internet so that a quorum may be represented at the meeting. Any person giving a proxy has the power to revoke it at any time, and shareholders who attend the meeting may withdraw their proxies and vote at the meeting.

Ryan E. Driscoll, Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 8, 2026. The proxy statement and the accompanying Annual Report on Form 10-K, Letter to Shareholders, and Notice, are available at www.proxyvote.com.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page i

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page ii

ABOUT TERADYNE

Teradyne, Inc. (“Teradyne,” the “Company,” “we,” “our” or “us”) was founded in 1960 and is a leading global provider of automated test equipment and robotics solutions. Teradyne's automated test systems are used to test semiconductors, wireless products, data storage, silicon photonics, and complex electronics systems in many industries including consumer electronics, wireless, automotive, industrial, computing, communications, and aerospace and defense. Teradyne's robotics product offerings consist primarily of collaborative robotic arms and autonomous mobile robots used by global manufacturing, logistics and industrial customers to improve quality, increase manufacturing and material handling efficiency while reducing costs. In the first quarter of 2025, Teradyne identified opportunities for operational synergies amongst our production board test, defense and aerospace, and wireless test businesses leading to the creation of the Product Test division as a new segment effective March 2025. Teradyne’s automated test equipment and robotics products and services include:

•
semiconductor test (“Semiconductor Test”) systems;
•
robotics (“Robotics”) products; and
•
product test ("Product Test") systems, which include circuit-board test and inspection systems, wireless test systems, photonic integrated circuit ("PIC") test solutions, and defense and aerospace test instrumentation and systems.

In 2025, Teradyne had revenue of $3.19 billion and today employs approximately 6,600 people worldwide.

In 2025, our Semiconductor Test segment achieved significant growth driven by robust demand from Artificial Intelligence ("AI") applications in networking and with vertically integrated producer ("VIP") compute solutions. Memory test revenue remained stable despite a smaller overall market, supported by share gains in high bandwidth memory and dynamic random access memory ("DRAM") final test applications. The Semiconductor Test segment’s strategic shift toward AI-driven semiconductor testing resulted in AI demand driving the majority of our revenue in the second half of 2025. Our 2025 results reflect our continued investments in AI applications and VIP customers, with benefits from these initiatives materializing throughout 2025. In the Product Test segment, we also achieved revenue growth in 2025, bolstered primarily by strength in defense and aerospace applications.

In our Robotics segment, the fourth quarter of 2025 represented the third consecutive quarter of sequential revenue growth. During the year, we focused on strategic partnerships with original equipment manufacturers, systems integrators, and large enterprise accounts, concentrating on high-growth verticals such as ecommerce, logistics, semiconductor, and electronics. At the same time, we also reduced costs through restructuring activities designed to better support the Robotics organization for future success.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 1

PROXY STATEMENT SUMMARY

This summary highlights certain information in the proxy statement, but it does not contain all of the information that you should consider before voting. Please review the entire proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”) carefully. The items to be voted on at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) along with the recommendations of our Board of Directors’ (the “Board”) are listed below.

Proposals		Board Vote Recommendation	Reasons for Recommendation	For Further Details
Management Proposals
1.	ELECTION OF DIRECTORS	“FOR” each director nominee

The Board believes that each of the nine director nominees possesses the necessary qualifications, skills and experiences to provide quality advice and counsel to management and to effectively oversee key business and strategy matters, while carefully considering the long-term success of Teradyne and our shareholders.

Page 24
2.	ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS	“FOR”

The Compensation Committee believes that the compensation of the Company’s named executive officers for 2025 is reasonable and appropriate and is aligned to, and justified by, the performance of Teradyne and its results against its strategic goals and is aligned with the interests of its shareholders.

Page 36
3.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	“FOR”

Based on the Audit Committee’s assessment of PricewaterhouseCoopers LLP’s qualifications and performance, the Board believes that retention of PricewaterhouseCoopers LLP for the fiscal year 2026 is in the shareholders’ best interests.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 2

Proxy Statement Summary

Proposal No. 1

Election of Directors The Board recommends a vote FOR the election to the Board each of Mses. Johnson, Matz and van Kralingen and each of Messrs. Henry, Herweck, Maddock, Sayiner, Smith and Tufano.	See page 24 for further information.

Director Nominees

		Committee Membership
Name, Age and Primary Occupation	Director Since	AC	CC	NCGC
Andrew "Drew" C. Henry, 64 Executive VP, Physical AI Business Unit, Strategy and Ecosystems, Arm Holdings	2025
Peter Herweck, 59 Former CEO, Schneider Electric SE	2020
Mercedes Johnson, 72 Former CFO, Avago Technologies	2014
Ernest E. Maddock, 67 Former CFO, Micron Technology	2022
Marilyn Matz, 72 CEO & Board Chair, Paradigm4, Inc.	2017
Dr. Necip Sayiner, 60 Former EVP and General Manager, Renesas Electronics	2025
Gregory S. Smith, 63 President, CEO and a director of Teradyne	2023
Paul J. Tufano, 72 Former CEO, Benchmark Electronics, Inc.	2005
Bridget van Kralingen, 62 Partner, Motive Partners	2024

Independent	Member	Chair
Independent Chair of the Board

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 3

Proxy Statement Summary

Proposal No. 2

Advisory Vote on Compensation of Named Executive Officers

The Board recommends a vote FOR the advisory resolution approving the compensation of the Company’s named executive officers as described in this proxy statement.

See page 36 for further information.

Compensation Governance and Our Compensation Philosophy

Our Compensation Philosophy

The objective of our executive compensation program is to provide a competitive level of compensation that achieves the following objectives:

Shareholder Alignment	Pay for Performance	Risk Management	Competitive Excellence	Attract and Retain

2025 Executive Compensation Summary

Chief Executive Officer	Average of the Other Named Executive Officers

Profit Bonus Plan 2%
Base Salary 17%
Stock Options 6%
83%
Performance Based
and/or at Risk
Performance Based RSUs 34%
Time Based RSUs 26%
Annual Cash Incentive 15%

We have implemented an executive compensation program that fosters a performance-oriented environment by tying a significant portion of each executive officer’s cash and equity compensation to the achievement of short-term and long-term performance targets that are important to Teradyne and its shareholders. This approach is designed to focus the executive officers on creating shareholder value over the long term and on delivering exceptional performance throughout fluctuations in business cycles.

2025 Executive Officer Transitions

In the first quarter of 2025, the Company identified opportunities for operational synergies amongst our production board test, defense and aerospace, and wireless test business leading to the creation of the Product Test division effective March 2025. Mr. Mills was promoted to the newly created executive position President, Product Test effective March 24, 2025 (the "PTG Transition").

On March 6, 2025, we announced that Shannon Poulin joined Teradyne to succeed Rick Burns as President, Semiconductor Test effective April 9, 2025. Mr. Burns retired effective July 2, 2025 (the "SemiTest Transition").

On October 28, 2025, we announced that Michelle Turner was appointed as Vice President, Chief Financial Officer, and Treasurer effective November 3, 2025 succeeding Sanjay Mehta (the "CFO Transition" and, collectively with the PTG Transition and the SemiTest Transition, the "Executive Transitions"). Mr. Mehta remained with the Company through 2025 as a senior advisor and plans to retire in 2026.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 4

Proxy Statement Summary

In setting Ms. Turner's and Mr. Poulin's 2025 annualized target compensation and Mr. Mills's increased annualized compensation upon his promotion to President, Product Test, the Compensation Committee applied our existing compensation philosophy to set their compensation at appropriate levels and to ensure that their compensation is tied to the creation of shareholder value.

Our Compensation Practices

What We Do	What We Don’t Do

Pay for Performance

Balanced Mix of Short- and Long-Term Compensation

Double-Trigger Change in Control Benefits

Clawback Policy

Robust Stock Ownership Guidelines

Independent Compensation Committee

Independent Compensation Consultant

Annual Advisory Say-on-Pay Vote

Equity Burn Rate Management

No Excessive Risk Taking

No Single Trigger Vesting

No Excessive Change in Control Payments. Cash change in control payments do not exceed two times annual model cash incentive compensation

No Excise Tax Gross Ups

No Excessive Perks

No Hedging or Pledging

No Dividend Payments on Unvested Awards

No Repricing or Cash-out of Underwater Options

Fiscal 2025 Variable Cash Compensation and Performance-Based RSU Funding Outcomes

The Compensation Committee believes that the compensation of Teradyne’s named executive officers for 2025 is reasonable and appropriate and is aligned with, and justified by, the performance of Teradyne and its results against its strategic goals and is aligned with the interests of shareholders.

Variable Cash Compensation Performance (Ms. Turner, Messrs. Smith, Mehta, and Driscoll)

For 2025, the variable cash compensation program for Ms. Turner and Messrs. Smith, Mehta, and Driscoll was based on three important performance components: (i) the Company’s two‑year rolling revenue growth rate, (ii) the Company’s non‑GAAP profit rate before interest and taxes (“PBIT”), and (iii) the weighted‑average achievement of the Vital Goals established for each of our operating divisions.

The Vital Goals are a set of predetermined, objective, measurable, and auditable operating metrics that reflect the Compensation Committee’s pay‑for‑performance philosophy. See Compensation Discussion & Analysis section below for further details.

The Company performed strongly against our Company-wide financial metrics, achieving above-target performance. The Company also achieved at-or-above target performance on 31 of the 59 Vital Goals. This resulted in a Vital Goal achievement level of 124% of target, which, together with Company-wide performance outcomes, produced a total variable cash compensation payout equal to 136% of target for Ms. Turner and Messrs. Smith, Mehta, and Driscoll.

Company-wide

Goal	Threshold	Target	Maximum	Actual	Weighting	Result

Revenue Growth	(12)%	2%	12%	9.35%	30.00%	174%

PBIT(1)	10%	21%	36%	22.2%	20.00%	108%

Vital Goals	N/A	N/A	N/A	N/A	50.00%	124%

Total Payout	136%

(1)
See Appendix A of this proxy statement for additional information regarding these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 5

Proxy Statement Summary

Ms. Turner's 2025 variable cash compensation payout was pro-rated based on the number of months during 2025 that she was employed by Teradyne. Mr. Mehta was employed by the Company for the full year so his 2025 variable cash compensation payout was not pro-rated.

Variable Cash Compensation Performance (Mr. Poulin)

For Mr. Poulin, the 2025 variable cash compensation program incorporated both Company‑wide, as described above, and division‑specific performance components, each weighted at 50% of his total opportunity. Accordingly, his payout was based equally on total Company financial performance and Company‑wide Vital Goals, and on the financial performance and Vital Goal achievement of the Semiconductor Test division, which he leads. The division‑specific component reflected the Semiconductor Test division’s revenue growth rate, its non‑GAAP PBIT performance, and achievement of the division’s Vital Goals. Mr. Poulin's variable cash compensation payout was pro-rated based on the number of months during 2025 that he was employed by Teradyne.

For 2025, the Semiconductor Test division performed strongly against its financial metrics, achieving at‑or‑above‑target performance. The Semiconductor Test division also achieved at or above target performance on 14 of the 18 Vital Goals across its businesses. This resulted in a Semiconductor Test division achievement level of 153% of target, which, together with Company‑wide performance outcomes, produced a total variable cash compensation payout equal to 145% of target for Mr. Poulin.

Semiconductor Test Division

Goal	Weighting	Result

Company Performance	50.00%	136%

Semiconductor Test Group Performance	50.00%	153%

Total Payout	145%

Variable Cash Compensation Performance (Mr. Mills)

For Mr. Mills, the 2025 variable cash compensation program incorporated both Company‑wide, as described above, and division‑specific performance components, each weighted at 50% of his total opportunity. Accordingly, his payout from the time of the PTG Transition was based equally on total Company financial performance and Company‑wide Vital Goals, and on the financial performance and Vital Goal achievement of the Product Test division, which he leads. The division‑specific component reflected the Product Test division’s revenue growth rate, its non‑GAAP PBIT performance, and achievement of the division’s Vital Goals. Mr. Mills variable compensation payout for 2025 was prorated to reflect (1) his bonus achievement applicable to his prior role in the Semiconductor Test division for service from January 1 to March 23 and (ii) his executive level bonus achievement for service as President, Product Test from March 24 through December 31, 2025.

Product Test Group

Goal	Weighting	Result

Company Performance	50.00%	136%

Product Test Group Performance	50.00%	110%

Total Product Test Achievement	123%

Mr. Mills's actual variable compensation payout for 2025 was prorated to reflect (1) a bonus achievement level of 154% for our System-on-a-Chip (SOC) and memory test business units within the Semiconductor Test division in fiscal 2025 for the number of months in which he served in this prior role and (ii) the bonus achievement level of 123% for the number of months which he served as President, Product Test, leading to a total payout of 131% of target.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 6

Proxy Statement Summary

Status of Performance-Based RSU Awards

	2023	2024	2025	Goals	Threshold	Target	Maximum	Performance	Result(1)

Fiscal 2023 Relative TSR(2) Performance-Based RSUs (2023-2025 Performance Period)	100% Completed			TSR	N/A	N/A	N/A	64.09%	200%
Fiscal 2023 PBIT(3) Performance-Based RSUs (2023-2025 Performance Period)	100% Completed			PBIT	13%	24%	40%	21.08%	73.42%
Fiscal 2024 Relative TSR(2) Performance-Based RSUs (2024-2026 Performance Period)		2/3 Completed		TSR	N/A	N/A	N/A	In progress	In progress
Fiscal 2024 PBIT(3) Performance-Based RSUs (2024-2026 Performance Period)		2/3 Completed		PBIT	11%	21%	39%	In progress	In progress
Fiscal 2025 Relative TSR(2) Performance-Based RSUs (2025-2027 Performance Period)			1/3 Completed	TSR	N/A	N/A	N/A	In progress	In progress
Fiscal 2025 PBIT(3) Performance-Based RSUs (2025-2027 Performance Period)			1/3 Completed	PBIT	10%	21%	36%	In progress	In progress

(1)
The final number of shares earned for the performance-based restricted stock unit awards granted in 2024 and 2025 will be determined in January 2027 and January 2028, respectively.
(2)
The relative total shareholder return (“TSR”) metric is based on a comparison of Teradyne’s TSR to the performance of the New York Stock Exchange Composite Index. Please see "Performance-Based RSUs" in the Compensation Discussion & Analysis for more detail.
(3)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 7

Proxy Statement Summary

Proposal No. 3

Ratification of Appointment of Independent Registered Public Accounting Firm

The Board recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

See page 83 for further information.

Fees for Services Provided by PricewaterhouseCoopers LLP

The following table sets forth the aggregate fees for services provided by PricewaterhouseCoopers (“PwC”), Teradyne’s independent registered public accounting firm, for the fiscal years ended December 31, 2025 and 2024, respectively.

	2025	2024
Audit Fees(1)	$3,656,000	$3,341,800
Audit-Related Fees(2)	$—	$500,801
Tax Fees(3)	$1,529,351	$1,234,199
All Other Fees(4)	$4,994	$302,000
Total:	$5,190,345	$5,378,800

(1)
Audit Fees are fees related to professional services rendered for the audit of Teradyne’s annual financial statements and internal control over financial reporting for the fiscal years ended December 31, 2025 and 2024, respectively. These fees include the review of Teradyne’s interim financial statements included in its quarterly reports on Form 10-Q and services that are normally provided by PwC in connection with other statutory and regulatory filings or engagements.
(2)
Audit-Related Fees in 2025 and 2024 were for professional services associated with acquisition and divestiture due diligence.
(3)
Tax Fees in 2025 and 2024 were for professional services related to global tax planning, acquisition and divestiture due diligence and compliance matters.
(4)
All Other Fees are fees for services other than audit fees, audit-related fees and tax fees. In 2025 and 2024, the fees were related to financial statement disclosure, technical accounting software licenses and training courses.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 8

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Corporate Governance and Board Policies

Teradyne is committed to corporate governance policies and practices that ensure that the Company is managed for the long-term benefit of its shareholders.

The Board reviews these practices on a regular basis. Teradyne’s current policies and practices include the following:

Sound Governance Practices

Executive sessions of independent directors at Board meetings

Robust director and executive officer stock ownership guidelines

Policy prohibiting employees and directors from hedging and pledging Teradyne stock

Board access to management and independent advisors

Independent registered public accounting firm and internal auditor meet regularly with Audit Committee without management

Directors may be removed by a shareholder vote with or without cause

Policy promoting equal opportunity for all employees

Independence and Board Composition

Independent Board Chair

Independent directors constitute a majority of the Board and all members of the Board committees

Annual Nominating and Corporate Governance Committee review of Board composition, skills, demographics and refreshment and succession plan

Directors must be 74 years or younger as of the date of their election or appointment with no exceptions or conditions

Review and Oversight

Annual Board and committee self-assessments

Annual Board evaluation of CEO performance

Annual review of non-employee director compensation and cap on the aggregate value of total annual compensation to non-employee directors

Nominating and Corporate Governance Committee review of director’s change in position or employment

Board oversight of enterprise risk management, including cybersecurity and data protection, artificial intelligence, and sustainability risks

Annual Board review of executive succession plan

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 9

Corporate Governance and Board of Directors

Shareholder Rights

Single class of stock with equal voting rights

Directors elected annually for a one-year term

Directors are elected by majority vote for uncontested Board elections

Shareholder right to call a special meeting

Shareholder right to act by written consent

Our Bylaws provide for "proxy access" by shareholders

Board Leadership Structure

The Board has the flexibility to decide whether it is best for the Company, at any given point in time, for the roles of the Chief Executive Officer and the Chair of the Board to be separate or combined and, if separate, whether the Chair should be selected from the independent directors, non-management directors, or be an employee.

Since May 2021, Mr. Tufano has served as an independent Chair of the Board. The Board believes that having an independent Chair is currently the appropriate corporate governance structure for the Company because it strikes an effective balance between management and independent leadership participation in the Board process. Additionally, the Board believes that Mr. Tufano’s widespread knowledge of the issues confronting complex technology and manufacturing companies and extensive financial reporting and operational expertise provide the requisite experience needed to effectively serve as the independent Chair of the Board.

While the Chief Executive Officer is tasked with developing policy and strategic direction for the Company and providing management of its day-to-day operations, the duties and responsibilities of the independent Chair of the Board include:

Independent Chair of the Board
•
Coordinate the activities of the Board and ensure the review of both short- and long-term areas of interest to shareholders.
•
Work with the CEO to develop board agendas and set schedules for Board meetings.
•
Preside over Board meetings.
•
Develop agenda for executive sessions of the independent directors.
•
Moderate the executive sessions of the independent directors.
•
Discuss executive session subjects with the CEO.
•
As required, the Chair of the Board serves as a representative of the Board with management and the public.
•
Oversee, with the assistance of the independent members of the Board and the Compensation Committee, the evaluation of the CEO.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 10

Corporate Governance and Board of Directors

Director Independence

Teradyne’s Corporate Governance Guidelines require that at least a majority of the Board shall be independent and set out standards for determining director independence. Under our Corporate Governance Guidelines, to be considered independent, a director must satisfy applicable U.S. Securities and Exchange Commission ("SEC") and Nasdaq listing standard requirements, and, in the Board’s judgment, not have a material relationship with Teradyne.

The Board periodically reviews each director’s status as an independent director and whether any independent director has any relationship with the Company that, in the judgment of the Board, would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities as a director or would be deemed a material relationship with Teradyne.

The Board, in coordination with the Nominating and Corporate Governance Committee, has assessed the independence of each of the members of the Board who served for all or a portion of fiscal year 2025 and each of the director nominees and determined that the following directors are, and former directors were at the time of service, independent under SEC rules, Nasdaq listing standards and the independence standards in our Corporate Governance Guidelines:

•
Drew Henry,
•
Peter Herweck,
•
Mercedes Johnson,
•
Ernest E. Maddock,
•
Marilyn Matz,
•
Ford Tamer (resigned from the Board effective May 9, 2025),
•
Necip Sayiner,
•
Paul J. Tufano, and
•
Bridget van Kralingen.

In determining the independence of Teradyne’s directors, the Board reviewed and determined that the following relationships did not preclude a determination of independence under applicable standards:

•
Mr. Herweck’s former position as CEO of Schneider Electric, a Teradyne customer;
•
Ms. Johnson’s position as a director of Analog Devices, Inc., both a Teradyne supplier and customer, and as a director of Synopsys, Inc., both a Teradyne customer and supplier;
•
Dr. Sayiner's position as a director of Sandisk Technologies, Inc., a Teradyne customer.
•
Mr. Maddock’s position as a director of Avnet, Inc., both a Teradyne customer and supplier; and
•
Mr. Tamer’s position as CEO of Lattice Semiconductor, a Teradyne customer, and as a director of Marvell Technology, Inc., a Teradyne customer.

The amounts paid to or received from each party under Teradyne’s business relationships with each of Analog Devices, Inc., Synopsys, Inc., Avnet, Inc., Lattice Semiconductor, Sandisk Technologies, Schneider Electric and Marvell Technology, Inc. during the last three fiscal years do not exceed the applicable threshold of Nasdaq listing standards, and the Board determined that each of these directors does not have a material relationship with Teradyne that would impair their independence. Teradyne will continue to monitor its business relationships and any significant competitive activity to ensure they have no impact on the independence of its directors.

All members of the Company’s three standing committees—Audit, Compensation, and Nominating and Corporate Governance—have been determined by the Board to be independent pursuant to applicable SEC rules and Nasdaq listing standards, including those applicable to such committees, as well as the independence standards in our Corporate Governance Guidelines.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 11

Corporate Governance and Board of Directors

Director Selection and Nomination Process

1 Identify the Candidate

The Nominating and Corporate Governance Committee identifies director candidates through numerous sources, including recommendations from existing Board members, executive officers, and shareholders and through engagements with executive search firms.

As part of the identification and nomination process, the Committee regularly reviews Board composition to ensure that the Board reflects the knowledge, experience, skills and backgrounds required for the needs of the Board.

2 Evaluate Candidate Qualifications

Director candidates are evaluated by the Nominating and Corporate Governance Committee, with input from the Chair and the CEO, and all director candidates recommended to be nominees must meet, at a minimum, the Board membership criteria described below.

•
Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.
•
Nominees should have demonstrated business acumen, experience and ability to exercise sound judgment and should be willing and able to contribute positively to the decision-making process of the Company.
•
Nominees should have a commitment to understand the Company and its industry and to attend and participate in Board and committee meetings.
•
Nominees should ensure that existing and future commitments would not materially interfere their obligations.
•
Nominees should not have, nor appear to have, any conflicts of interest.
•
Nominees must be 74 years or younger as of the date of their election or appointment.

Additionally, the re-nomination of existing directors is not viewed as automatic but is based on continuing qualification under the criteria set forth above.

3 Recommendation and Nomination

The Nominating and Corporate Governance Committee recommends to the Board qualified candidates to be nominated by the Board for election or re-election at the annual meeting of shareholders or upon a majority vote of the Board.

4 Shareholder Vote
Nominees are elected by our shareholders at the annual meeting of shareholders.

5 Implementation

In the past five years, five of our nine current directors, which included four independent directors, were elected to the Board for the first time by our shareholders, each bringing fresh perspectives and unique skill sets to the Board.

Drew Henry ǀ Ernest E. Maddock ǀ Necip Sayiner ǀ Gregory S. Smith ǀ Bridget van Kralingen

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 12

Corporate Governance and Board of Directors

Shareholder Recommendations for Board Candidates

Shareholders wishing to suggest candidates to the Nominating and Corporate Governance Committee for consideration as potential director nominees may do so by submitting the candidate’s name, experience, and other relevant information to the Nominating and Corporate Governance Committee, 600 Riverpark Drive, North Reading, MA 01864. Shareholders wishing to nominate directors may do so by submitting a written notice to the Secretary at the same address in accordance with the nomination procedures set forth in Teradyne’s bylaws. Additional information regarding the director nomination procedure is provided in the section below captioned “Shareholder Proposals for 2027 Annual Meeting.”

Overboarding Policy

The Company maintains an overboarding policy in our Corporate Governance Guidelines to help ensure that directors are able to devote adequate time to their duties to the Company, including preparing for and attending meetings.

The Company’s overboarding policy limits the number of other public company boards on which a director serves to no more than four. Directors should notify the Chair of the Board and the Chair of the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on another public company board. Additionally, service on boards and/or committees of other organizations shall comply with the Company’s conflict of interest policies.

In renominating directors for election at our Annual Meeting, the Nominating and Corporate Governance Committee and Board have determined that each of our directors is currently in compliance with our Corporate Governance Guidelines and has sufficient time, energy, and attention to serve on the Board.

Director Refreshment and Succession Planning

The Nominating and Corporate Governance Committee is responsible for regularly reviewing Board composition, skills, and refreshment, including the review of director succession planning.

Additionally, directors elected at the annual meeting of shareholders serve until the next annual meeting of shareholders and until his or her successor shall have been duly elected and qualified. Directors who have been elected to fill a vacancy complete the remainder of the former director’s term. There are no limits on the number of terms that a director can serve. Term limits could result in loss of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and an institutional memory that benefits the entire membership of the Board, as well as management.

In June 2025, the Board appointed two new independent directors to the Board, Drew Henry, Executive Vice President, Physical AI Business Unit and Executive Vice President of Strategy & Ecosystem at Arm Holdings, and Dr. Necip Sayiner, former CEO of Intersil Corporation, as part of a multi-year board refreshment process. This process was led by the Board's Nominating and Corporate Governance Committee and aided by an independent search firm, to thoughtfully evolve the Board with directors that possess complementary skills aligned with Teradyne's strategic priorities to accelerate shareholder value creation.

Mr. Henry's extensive experience within the semiconductor industry, particularly in the Compute space, provides valuable insights to the Board as Teradyne pursues new opportunities in the Semiconductor Test and Product Test businesses. Dr. Sayiner's deep technical expertise and leadership across networking and analog mixed signal, driving targeted growth through end market diversification, provides a unique perspective to the Board across Teradyne's businesses.

Majority Vote Standard and Director Resignation Policy

Directors are elected by the majority of votes cast. Any director who fails to receive the requisite majority vote at any meeting for an uncontested election shall, promptly following certification of the shareholder vote, offer their resignation to the Board for consideration in accordance with the procedures established in our Corporate Governance Guidelines within 90 days following certification of the shareholder vote.

In addition, non-employee directors must notify the Nominating and Corporate Governance Committee if the director experiences a change of position from that held upon first becoming a member of the Board. Upon any such notification, the Nominating and Corporate Governance Committee will review the potential impact on the director’s independence and the appropriateness of the director’s continued membership on any Board committees under the circumstances.

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Corporate Governance and Board of Directors

Board Size

The Company’s bylaws require the Board to consist of not less than three and no more than fifteen members. The number of directors on the Board is fixed each year by the Board and as of the Record Date, the size of the Board was fixed at nine directors. Additionally, the Nominating and Corporate Governance Committee is responsible for periodically reviewing and making recommendations to the Board as appropriate regarding the composition and size of the Board to help ensure that the Board is composed of members reflecting the proper expertise, skills, attributes and personal and professional backgrounds for service as a director of the Company, as determined by the Nominating and Corporate Governance Committee.

Board and Committee Self-Assessment

The Board and each of its committees annually undertake a self-assessment, including an evaluation of its composition, mandate and function, as well as soliciting feedback from senior management. The Chair of the Nominating and Corporate Governance Committee manages this annual process and implementation of any action items resulting from the process. For example, as a result of one of the Board’s self-assessments in which the directors expressed their interest in having a separate strategy discussion, an annual strategic session with management was implemented. Additionally, based on the result of another self-assessment, the Board undertook a multi-year refreshment and succession planning process, resulting in the recent addition of new directors with deep technical expertise and leadership.

CEO Evaluation and Management Succession Planning

The principal responsibility of directors is to oversee the management of the Company, and, in so doing, to serve the best interests of the Company and its shareholders. This includes a responsibility of directors to require and oversee succession plans for the Chief Executive Officer and the other named executive officers. The Board conducts a robust annual review of executive succession planning. Additionally, the Nominating and Corporate Governance Committee is responsible for periodically reviewing the Company’s succession plans with respect to the Chief Executive Officer and other senior executives.

The independent Chair of the Board, the independent members of the Board of Directors and the Compensation Committee are also responsible for overseeing the evaluation of the Company’s Chief Executive Officer.

Code of Conduct

Teradyne has adopted the Code of Conduct which outlines our ethics policy for directors, officers and all employees. The Audit Committee is responsible overseeing compliance with the Code of Conduct. The Audit Committee reviews the Code of Conduct and training materials and results annually and regularly reviews with management.

The Company conducts Code of Conduct training for all new full and part time employees and contractors as part of the on-boarding process and administers annual Code of Conduct refresher training to all employees and contractors at the end of each year, which includes a video presentation, quiz and compliance certification. The Code of Conduct training covers a variety of topics, including:

•
anti-corruption and bribery,
•
proper workplace conduct,
•
avoiding conflicts of interest,
•
cybersecurity and information security and protection in the workplace,
•
health and safety practices, and
•
proper use of social media.

The Board has established channels for anyone to report violations of the ethics policy on a confidential or anonymous basis.

Teradyne shall disclose any substantive amendments to or waiver, including an implicit waiver, from the Code of Conduct granted to an executive officer or director within four business days of such determination by disclosing the required information on its website at www.teradyne.com under the “Governance” section of the “Investor Relations” link or in a Current Report on Form 8-K.

Insider Trading Policy

The Board has adopted an Insider Trading Policy governing the purchase, sale and other dispositions of Teradyne’s securities by our directors, officers, employees, certain consultants and independent contractors, as well as by the Company itself, which is filed with the

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 14

Corporate Governance and Board of Directors

SEC as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. Among other things, the Insider Trading Policy prohibits trading on material non-public information and prohibits directors, executive officers and certain other employees from buying or selling Teradyne securities during the Company’s non-trading periods, also called “blackout periods”, except pursuant to an approved trading plan under Rule 10b5-1 (“Rule 10b5-1”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also adopted a Rule 10b5-1 Trading Plan Policy which requires all executive officers and directors of Teradyne to adopt Rule 10b5-1 plans for trading in Teradyne’s securities.

Hedging and Pledging Policy

The Board recognizes there may be an appearance of improper or inappropriate conduct if Teradyne’s employees, executives and directors engage in certain types of transactions, even in circumstances where they may not be aware of any material, nonpublic information. Therefore, the Board has adopted, through the Insider Trading Policy, a policy prohibiting employees, executives and directors from hedging Teradyne stock through short sales, prepaid variable forward contracts, equity swaps, collars and exchange funds. In addition, transactions in put options, call options or other derivative securities, on an exchange or in any other organized market, are prohibited by this policy. The policy also prohibits holding Teradyne securities in a margin account or pledging Teradyne securities as collateral for loans.

Board Oversight of Risk

The Board, as a whole and through its committees, has responsibility for the oversight of risk management. While the full Board has ultimate responsibility for risk oversight, the Board has delegated oversight responsibility for certain risks to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. This approach allows the Board to draw upon the experience and judgment of specific directors comprising each committee who have experience overseeing and managing particular risks that Teradyne faces in various areas of its business.

The Board

The Board oversees management’s processes for identifying and mitigating risks, including operational, cybersecurity and information security, legal, geopolitical, market and competitive risks as well as the risks to the Company, its business and its employees due to climate change and trade regulations, directly and through its committees to help align the Company’s risk exposure with its strategic objectives. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks and participates in regularly scheduled Board discussions with management and outside advisors covering such risks.

Committee Responsibilities

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

The Audit Committee is responsible for oversight of enterprise risk management review, including financial risk assessment and management, related parties transaction policy compliance, and cybersecurity and technology security risks--including artificial intelligence. The Audit Committee receives regular reports from management including from our Chief Financial Officer, Corporate Controller, Internal Audit, in-house legal counsel, and Chief Information Security Officer on such risks at regularly scheduled meetings and as requested.

The Compensation Committee is responsible for reviewing and assessing, on an annual basis, the impact of the Company’s compensation programs on Company risk and considering appropriate risk management policies and practices as applied to the Company’s compensation programs. The Compensation Committee receives reports from management including from our human resources and compensation teams and in-house legal counsel on such matters.

The Nominating and Corporate Governance Committee oversees risks related to corporate governance, including Board and director performance, director recruitment and succession, director education, and our Corporate Governance Guidelines and other governance documents, as well as management succession, political contributions and lobbying activities, our responsible business efforts, and, in conjunction with the Audit Committee, the Company's use of artificial intelligence.

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Corporate Governance and Board of Directors

Management

Senior Management	Disclosure Committee

Our senior management regularly attends meetings of the Board and its committees and provides the Board and its committees with reports regarding our operations, strategies, and objectives, and the risks inherent within them, as well as management action plans to monitor and address risk exposures. Board and committee meetings also provide a forum for directors to discuss issues with, request additional information from, and provide guidance to, senior management. In addition, our directors have direct access to senior management to discuss any matters of interest, including those related to risk.

The Disclosure Committee, which is comprised of a cross-functional team, regularly reviews Teradyne’s financial and business disclosures, including quarterly and annual reports prior to filing with the SEC. There is substantial cross-functional overlap in the membership of the Disclosure Committee to ensure that Teradyne’s required disclosures regarding its risks are accurate, complete, and timely. Teradyne’s internal legal and financial reporting teams seek input and advice from internal subject matter experts and external advisors in drafting specific disclosures, and such input and advice is communicated to the Disclosure Committee.

Oversight of Strategy

Oversight of Teradyne’s business strategy and strategic planning is a key responsibility of our Board, and the responsibility of our directors includes reviewing and approving the Company’s fundamental operating, financial and other corporate plans, strategies and objectives. Directors have an obligation to become and remain informed about the Company and its business, including the principal operational and financial objectives, strategies and plans of the Company and the problems, risks and success factors affecting the Company’s business.

Our Board is deeply engaged and involved in Teradyne’s long-term strategy, including, among other things, senior management development and succession planning, and evaluating key market and strategic opportunities and competitive developments. Our Board takes a multi-layered approach to exercising its role in strategy oversight and views its strategy oversight role as a continuous process.

On an annual basis, our Board conducts a coordinated meeting with members of management on the Company’s strategy including a presentation on results, revenue, customer and stakeholder feedback and future plans. Additionally, each quarter the Board receives a substantial presentation from members of management across our different business units, with the Board receiving a deep dive on a different division of the Company each quarter.

Oversight of Cybersecurity

The Board oversees management’s processes for identifying and mitigating risks, including cybersecurity risks, to help align our risk exposure with our strategic objectives. Senior leadership, including our Chief Information Security Officer (the “CISO”), regularly brief the Audit Committee on our cybersecurity and information security posture.

The corporate information security organization, under the CISO, has implemented a governance structure and processes to assess, identify, manage and report cybersecurity risks. The CISO chairs management’s Cybersecurity Steering Committee, which regularly reviews current cyber threats, program performance and ongoing risk mitigations. Cybersecurity-related risks are also integrated into our overall enterprise risk management (“ERM”) process. These risks are among those that the ERM function evaluates to assess top enterprise risks on an annual basis and is reviewed and evaluated by the Board. The Board is also apprised of cybersecurity issues or incidents deemed to have a moderate or higher business impact as they arise, even if considered immaterial.

Oversight of Human Capital

The Board oversees the establishment and maintenance of the Company’s core values and its management of human capital. Additionally, the Compensation Committee is responsible for reviewing and assisting the Board in overseeing certain talent management matters relating to the Company’s workforce. The Board believes that the Company’s future success depends upon its continued ability to attract, develop and retain a high-performance workforce, comprised of people with shared values.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 16

Corporate Governance and Board of Directors

Oversight of Artificial Intelligence

The Board, in coordination with the Nominating and Corporate Governance Committee and the Audit Committee, is responsible for overseeing our Artificial Intelligence (“AI”) governance and risk management processes, which address the development and use of AI in our products and services and our use of AI in our internal operations. As this is a nascent and rapidly developing area, the Board and management have worked together to build a strong AI governance and risk management program, including establishing a cross functional AI Governance and Risk Management Committee led by Teradyne executive management which reports to the Board quarterly.

Oversight of Sustainability and Human Capital Matters

Teradyne is committed to employee health, safety and welfare, to managing its activities that impact the environment in a responsible and effective manner, and to supporting the communities where its employees live and work. Teradyne strives to drive improvements in environmental sustainability, supply chain responsibility, human capital, and positive social impact.

The Board
The Board oversees the Company’s responsible business program.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee reviews, and assists the Board in overseeing, responsible business matters not assigned to other committees, including the Company’s overall sustainability strategy and goals, climate-related matters, political contributions, lobbying activities, the CSR Report and sustainability initiatives.

Audit Committee	Compensation Committee
The Audit Committee reviews, and assists the Board in overseeing, significant information security, cybersecurity and technology security risks.	The Compensation Committee reviews, and assists the Board in overseeing, certain talent management matters relating to the Company’s workforce.

Senior Leadership
The CEO and CFO receive reports on the responsible business program from the Responsible Business Steering Team.

Responsible Business Steering Team

The Company’s sustainability-related activities are guided by the Company’s Responsible Business Steering Team. The Responsible Business Steering Team is comprised of a group of senior leaders, meets regularly and reports to the CEO, the CFO and the Board.

Responsible Business Working Team

The Responsible Business Working Team is a cross-functional team that develops the long-term strategy, annual goals, metrics tracking and reporting processes for the Company’s corporate social responsibility activities and reports to the Responsible Business Steering Team on a regular basis.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 17

Corporate Governance and Board of Directors

Shareholder Engagement

Teradyne is committed to regular and proactive engagement with our shareholders. We believe that listening to and understanding shareholder perspectives and priorities is important for shareholder value and addressing corporate governance.

In 2025, we reached out to shareholders representing approximately 70% of our outstanding shares and ultimately engaged in discussions with investors representing approximately 37% of our outstanding shares. As part our shareholder engagement efforts over the last year, we heard from shareholders on key corporate governance, executive compensation, and business development-related matters. A significant focus of these engagements was a non‑binding shareholder proposal submitted in 2025 requesting that the Company prepare a report on its political contributions and expenditures. Although the Board did not support the proposal, it received slightly more than 50% of the votes cast, prompting the Board and management to undertake enhanced, targeted engagement to better understand shareholder perspectives on the Company’s political spending practices. Consistent with broader market expectations to respond meaningfully to majority‑supported proposals, even when non‑binding, our engagement process was designed to gather insight into investor viewpoints and identify opportunities for governance enhancements aligned with shareholder priorities, including areas beyond the related shareholder proposal.

Following this outreach and the Board's subsequent review of shareholder input, peer practices, and evolving governance norms, the Board determined that it was in the best interests of our shareholders to implement a series of responsive actions, including:

•
incorporating political-spending oversight responsibilities into the Nominating and Corporate Governance Committee charter;
•
Adopting enhanced policies governing political contributions and expenditures; and
•
Disclosing trade association membership and contributions beginning with the 2026 Corporate Social Responsibility Report.

Please see "Fiscal Year 2026 Compensation Decisions" in the Compensation Discussion & Analysis for more regarding executive compensation changes made based on shareholder feedback.

Teradyne also hosted a Financial Analyst day on March 11, 2025, at Teradyne’s corporate headquarters. The event featured presentations from members of the Teradyne leadership team who shared in-depth reviews of Teradyne’s strategic imperatives, operating and growth strategy, and business outlook.

These actions reflect the Board's commitment to integrating shareholder feedback into its governance oversight and maintaining practices aligned with evolving expectations.

Shareholders Engaged (% of Stock Outstanding)

Recent Shareholder Outreach Prior to Year End 2025

~70%

Outstanding Shares Engaged in Recent Shareholder Outreach Prior to Year End 2025

~37%

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 18

Corporate Governance and Board of Directors

Shareholder Communications with Board of Directors

Shareholders and other interested parties may communicate with one or more members of the Board, including the Chair, or the non-management directors as a group by writing to the non-management directors, Board of Directors, 600 Riverpark Drive, North Reading, MA 01864 or by electronic mail at nonmanagementdirectors@teradyne.com. Any communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, will be sent to the appropriate executive. Solicitations, junk mail and other similarly frivolous or inappropriate communications will not be forwarded, but will be made available to any director who wishes to review them.

Board Meetings and Director Attendance

The Board met five times during the year ended December 31, 2025. The non-employee directors, all of whom are independent, held executive sessions in which they met without management after each regularly scheduled meeting during 2025. The Chair of the Board presides over all Board meetings and each executive session.

During 2025, each director attended at least 75% of the total number of meetings of the Board and committee meetings held while such person served as a director.

Under our Corporate Governance Guidelines, each director is expected to attend each annual meeting of shareholders. All nine then-serving directors, including Mr. Tamer, whose service as a director ended at the conclusion of the meeting, attended the 2025 Annual Meeting of Shareholders held on May 9, 2025.

2025 Average Board and Committee Meeting Attendance

97.78%

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Corporate Governance and Board of Directors

Board Committees

The Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. In accordance with the Nasdaq listing standards, all of the committees are comprised of independent directors. The members of each committee are appointed by the Board based on the recommendation of the Nominating and Corporate Governance Committee. Each committee performs a self-assessment and reviews its charter annually. Actions taken by any committee are reported to the Board, usually at the next Board meeting following the action. The table below shows the current membership of each of the standing committees:

INDEPENDENT DIRECTORS	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Drew Henry
Peter Herweck
Mercedes Johnson
Ernest E. Maddock
Marilyn Matz
Necip Sayiner
Paul J. Tufano
Bridget van Kralingen
INSIDE DIRECTORS
Gregory S. Smith

Independent Chair of the Board	Committee Member
Committee Chairperson	Financial Expert

The Board will appoint committee members for the 2026-2027 term following the election of directors at the Annual Meeting.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 20

Corporate Governance and Board of Directors

Audit Committee

Current Members

Mercedes Johnson (Chair)

Ernest E. Maddock

Paul Tufano

Necip Sayiner

Former board member Ford Tamer served as a member of the Audit Committee until May 2025. Mr. Tufano was appointed to the Audit Committee in May 2025. Mr. Sayiner was appointed to the Audit Committee in July 2025.

Independence

The Audit Committee has four members, all of whom have been determined by the Board to be independent pursuant to SEC rules, including the independence rules applicable to audit committee members and Nasdaq listing standards, as well as Teradyne’s independence standards.

In addition, the Board determined that each member of the Audit Committee is financially literate and an “audit committee financial expert” as defined in the rules and regulations promulgated by the SEC.

Meetings

Eight meetings during fiscal year 2025.

Responsibilities

The Audit Committee’s oversight responsibilities, described in greater detail in its charter (available on our website at www.teradyne.com under “Investor Relations”), include, among other things:

•
overseeing matters relating to the financial disclosure and reporting process, including the system of internal controls;
•
reviewing the internal audit function and annual internal audit plan;
•
supervising compliance with business ethics and legal and regulatory requirements;
•
reviewing related parties transactions;
•
reviewing the Company’s cybersecurity program including the Company’s contingency plans in the event of a cybersecurity incident;
•
reviewing and approving the appointment, compensation, activities and independence of the independent registered public accounting firm including the selection of the lead audit partner who is rotated every five years; and
•
conducting an enterprise risk management review, including financial and AI risk assessment and management.

2025 Average Audit Committee Meeting Attendance
95%

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 21

Corporate Governance and Board of Directors

Compensation Committee

Current Members

Peter Herweck (Chair)

Drew Henry

Marilyn Matz

Bridget van Kralingen

Mr. Tufano served as a member of the Compensation Committee until May 2025. Mr. Henry was appointed to the Compensation Committee in July 2025.

Independence

The Compensation Committee has four members, all of whom have been determined by the Board to be independent pursuant to SEC rules and Nasdaq listing standards, including the independence standards applicable to compensation committee members, as well as Teradyne’s independence standards.

Meetings

Four meetings during fiscal year 2025.

Responsibilities

The Compensation Committee’s primary responsibilities, discussed in greater detail in its charter (available on our website at www.teradyne.com under “Investor Relations”), include, among other things:

•
overseeing and assessing the risks associated with Teradyne’s compensation programs, policies and practices;
•
recommending changes and/or recommending the adoption of new compensation plans to the Board, as appropriate;
•
reviewing and recommending to the Board each year the compensation for non-employee directors;
•
evaluating and recommending to the independent directors of the Board the annual cash and equity compensation and benefits to be provided to the Chief Executive Officer;
•
administering the executive compensation recoupment policy;
•
overseeing human capital management matters; and
•
reviewing and approving of the cash and equity compensation and benefit packages of the other executive officers.

2025 Average Compensation Committee Meeting Attendance
100%

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 22

Corporate Governance and Board of Directors

Nominating and Corporate Governance Committee

Current Members

Marilyn Matz (Chair)

Drew Henry

Peter Herweck

Bridget van Kralingen

Mr. Tufano served as a member of the Nominating and Corporate Governance Committee until May 2025. Mr. Henry was appointed to the Nominating and Corporate Governance Committee in July 2025.

Independence

The Nominating and Corporate Governance Committee has four members, all of whom have been determined by the Board to be independent pursuant to SEC rules and Nasdaq listing standards, as well as Teradyne’s independence standards.

Meetings

Four meetings during fiscal year 2025.

Responsibilities

The Nominating and Corporate Governance Committee’s primary responsibilities, discussed in greater detail in its charter (available on our website at www.teradyne.com under “Investor Relations”), include, among other things:

•
identifying individuals qualified to become Board members and considering nominees proposed by shareholders;
•
recommending to the Board the nominees for election or re-election as directors at the annual meeting of shareholders;
•
developing and recommending to the Board a set of corporate governance principles;
•
overseeing and advising the Board with respect to corporate governance matters, including those related to the Company's use of artificial intelligence;
•
assisting the Board with reviewing and overseeing the Company’s sustainability strategy, goals and initiatives;
•
reviewing the Company’s succession plans with respect to the Chief Executive Officer and other senior executives;
•
overseeing the Company's political activities, contributions to trade associations, and reporting of its political expenditures; and
•
overseeing the evaluation of the Board.

2025 Average Nominating and Corporate Governance Committee Meeting Attendance
100%

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 23

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board presently consists of nine members, eight of whom are independent directors. The current terms of the directors expire at the Annual Meeting. The Board, based on the recommendation of the Nominating and Corporate Governance Committee, has nominated all current directors for re-election. If elected, each director will hold office until the 2027 Annual Meeting of Shareholders (the “2027 Annual Meeting”) and until his or her successor shall have been duly elected and qualified.

Teradyne has no reason to believe that any of the nominees will be unable to serve; however, if any nominee is unable to serve or for good cause will not serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the Board, unless the Board chooses to reduce its own size.

As of the Record Date, the size of the Board was fixed at nine members.

The following table sets forth information regarding the nominees to be elected at the Annual Meeting.

Name, Age and Primary Occupation	Director Since	Other Noteworthy Experience	Other Current Public Company Boards
Andrew “Drew” C. Henry, 64 Executive VP of Arm Holdings	2025	Other executive and senior leadership roles with Arm Holdings since 2017
Peter Herweck, 59 Former CEO of Schneider Electric SE	2020	Former CEO of the AVEVA Group plc Former EVP of Schneider Electric’s global Industrial Automation business
Mercedes Johnson, 72 Former CFO, Avago Technologies	2014	Former Interim CFO of Intersil Corporation Former CFO of Lam Research Corporation	Synopsys, Inc. Analog Devices, Inc.
Ernest E. Maddock, 67 Former CFO, Micron Technology	2022	Former CFO of Riverbed Technology, Inc. Former CFO of Lam Research Corporation	Ultra Clean Holdings, Inc. Avnet, Inc. Ouster, Inc.
Marilyn Matz, 72 CEO & Board Chair, Paradigm4, Inc.	2017	Co-founder of Paradigm4, Inc. Co-founder of Cognex Corporation
Dr. Necip Sayiner, 60 Former EVP and General Manager, Renesas Electronics	2025	Former CEO of Intersil Corporation Former CEO of Silicon Laboratories	Sandisk Technologies, Inc. Axcelis Technologies, Inc. Rambus Inc.
Gregory S. Smith, 63 President, CEO and a director of Teradyne	2023	Former President of Robotics at Teradyne Former President of the Semiconductor Test Business of Teradyne	Technoprobe S.p.A.
Paul J. Tufano, 72 Former CEO, Benchmark Electronics, Inc.	2005	Former CFO of Alcatel-Lucent Former CFO of Solectron Corporation	EnerSys
Bridget van Kralingen, 62 Partner, Motive Partners	2024	Former CEO of IBM’s Global Markets and Global Consulting Divisions Former Managing Partner, US Financial Services with Deloitte Consulting Former Director, Royal Bank of Canada	Travelers Insurance Discovery Limited Schrödinger

Independent	Independent Chair of the Board

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 24

Proposal No. 1: Election of Directors

Nominees for Director

The following sets forth the principal occupation of the nominees to be elected at the Annual Meeting during at least the past five years, any other public company boards on which the nominee serves or has served in the past five years, and the nominee’s qualifications to serve on the Board.

Andrew “Drew” C. Henry Executive Vice President, Physical AI Business Unit; Executive Vice President, Strategy and Ecosystems Independent Director			Peter Herweck Former Chief Executive Officer of Schneider Electric SE Independent Director
Director Since	Age	Committees	Director Since	Age	Committees
2025	64	Compensation, Nominating & Governance	2020	59	Compensation (Chair), Nominating & Governance
Professional Experience			Professional Experience

Mr. Henry serves as the Executive Vice President, Physical AI Business Unit and as Executive Vice President, Strategy and Ecosystems of Arm Holdings, a semiconductor and software design company, since January 2026 and March 2023, respectively. Mr. Henry has served in various executive vice president and senior leadership roles at Arm Holdings in strategy, marketing and operations since 2017. Prior to this, Mr. Henry served as CEO at Acetti Software from 2016 through 2017.

Director Qualifications

Mr. Henry contributes valuable executive experience with over 30 years of deep industry experience across the semiconductor, computing and technology sectors, with a focus on strategic growth, platform development, and operational execution.

Other Current Public Company Directorships

None

Mr. Herweck served as the Chief Executive Officer of Schneider Electric, an energy management and industrial automation company, from May 2023 through November 2024. Prior to serving as Schneider Electric’s Chief Executive Officer, Mr. Herweck served as Chief Executive Officer of the AVEVA Group plc, a technology consulting company, from May 2021 to March 2023. Prior to AVEVA Group, Mr. Herweck served as Executive Vice President of Schneider Electric’s global Industrial Automation business and on Schneider Electric’s Executive Committee from October 2016 to April 2021.

Director Qualifications

Mr. Herweck contributes valuable executive experience within the global industrial automation industry as well as extensive knowledge of the issues affecting complex industrial automation companies.

Other Current Public Company Directorships

None

Former Public Company Directorships Held in Last Five Years

•
AVEVA Group plc (March 2018 to January 2023)

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 25

Proposal No. 1: Election of Directors

Mercedes Johnson Former Chief Financial Officer, Avago Technologies Independent Director	Ernest E. Maddock Former CFO, Micron Technology Independent Director

Director Since	Age	Committees	Director Since	Age	Committees
2014	72	Audit (Chair)	2022	67	Audit
Professional Experience			Professional Experience

Ms. Johnson served as Interim Chief Financial Officer of Intersil Corporation, a semiconductor company, from April 2013 to September 2013 and as Senior Vice President and Chief Financial Officer of Avago Technologies Limited, a semiconductor design company, from December 2005 to August 2008. Prior to joining Avago, Ms. Johnson was Senior Vice President, Finance, of Lam Research Corporation from June 2004 to January 2005 and Chief Financial Officer of Lam from May 1997 to May 2004.

Director Qualifications

Ms. Johnson contributes valuable industry and operational experience as a former senior financial executive at semiconductor and semiconductor equipment companies as well as a current member of the boards of directors of global technology companies.

Other Current Public Company Directorships

•
Synopsys, Inc., since February 2017
•
Analog Devices, Inc., since August 2021

Mr. Maddock served as Senior Vice President and Chief Financial Officer of Micron Technology, Inc., a semiconductor manufacturer, from 2015 until his retirement in 2018. Prior to that, he served as Executive Vice President and Chief Financial Officer of Riverbed Technology, Inc. from 2013 to 2015. From 1997 to 2013, Mr. Maddock served in various roles at Lam Research Corporation, culminating in the position of Chief Financial Officer from 2008 to 2013.

Director Qualifications

Mr. Maddock contributes over 35 years of experience in the technology industry serving in operations, technology and finance roles including 10 years as a public company Chief Financial Officer.

Other Current Public Company Directorships

•
Ultra Clean Holdings, Inc., since June 2018
•
Avnet, Inc., since August 2021
•
Ouster, Inc., since January 2022

Former Public Company Directorships Held in Last Five Years
• Maxim Integrated Products (September 2019 to August 2021) • Millicom International Cellular S.A. (May 2019 to May 2023)

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 26

Proposal No. 1: Election of Directors

Nominees for Director

Marilyn Matz CEO & Board Chair, Paradigm4, Inc. Independent Director			Dr. Necip Sayiner Former Executive Vice President and General Manager, Renesas Electronics Independent Director
Director Since	Age	Committees	Director Since	Age	Committees
2017	72	Compensation, Nominating & Governance (Chair)	2025	60	Audit
Professional Experience			Professional Experience

Ms. Matz is a co-founder of Paradigm4, Inc., a tech-enabled data science company, and has served as Chief Executive Officer and Chair of the Board of Directors since December 2009. Previously, Ms. Matz was a co-founder of Cognex Corporation where she held a variety of leadership positions in engineering and business operations from March 1981 to December 2008 including her final role as Senior Vice President and Business Unit Manager of its PC Vision Products Group.

Director Qualifications

Ms. Matz contributes valuable technical expertise and leadership experience from more than 40 years in automation, machine vision and software analytics related industries.

Other Current Public Company Directorships

None

Dr. Sayiner was most recently the Executive Vice President of Renesas Electronics Corporation from February 2017 to March 2019 and the President of Renesas Electronics America from July 2017 to March 2019. Previously, he was the President, Chief Executive Officer and a Director of Intersil Corporation from March 2013 until its acquisition by Renesas Electronics Corporation in February 2017. Prior to Intersil, from September 2005 to April 2012, he served as President and Chief Executive Officer, and Director of Silicon Laboratories. Dr. Sayiner served as Chairman of the Semiconductor Industry Association, or SIA, from December 2015 to November 2016 and as Vice Chairman from November 2014 to December 2015.

Director Qualifications

Dr. Sayiner brings over 25 years of leadership experience in the semiconductor industry with a track record of value creation. Dr. Sayiner has deep technical expertise and leadership experience across networking and analog mixed signal, driving targeted growth through end market diversification.

Other Current Public Company Directorships

•
Sandisk Technologies, Inc., since February 2025
•
Axcelis Technologies, Inc,, since February 2024
•
Rambus Inc., since October 2019

Former Public Company Directorships Held in Last Five Years

•
Power Integrations (April 2018 to May 2023)

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 27

Proposal No. 1: Election of Directors

Nominees for Director

Gregory S. Smith President, Chief Executive Officer, and Director Executive Director			Paul J. Tufano Former CEO, Benchmark Electronics, Inc. Independent Chair of the Board
Director Since	Age	Committees	Director Since	Age	Committees
2023	63	-	2005	72	Audit
Professional Experience			Professional Experience

Mr. Smith is President and Chief Executive Officer of Teradyne. Mr. Smith was President of Robotics at Teradyne from October 2020 through July 2023. Prior to leading Robotics, Mr. Smith was President of the Semiconductor Test Business, Teradyne’s largest operating segment, from February 2016 to October 2020. Mr. Smith began his career at Raytheon as a test engineer and held numerous engineering and management roles in the semiconductor test industry before joining Teradyne in 2006.

Director Qualifications

Mr. Smith contributes valuable executive experience from his 19 years in multiple management roles, including as President and Chief Executive Officer of Teradyne.

Other Current Public Company Directorships

•
Technoprobe S.p.A., since May 2024

Mr. Tufano served as President and Chief Executive Officer of Benchmark Electronics, Inc., an engineering design and advanced manufacturing services company, from September 2016 to March 2019. Mr. Tufano served as Chief Financial Officer of Alcatel-Lucent from December 2008 to September 2013 and Chief Operating Officer of Alcatel-Lucent from January 2013 to September 2013. He was Executive Vice President of Alcatel-Lucent from December 2008 to January 2013. He also served as a consultant for Alcatel-Lucent from September 2013 to April 2014. Mr. Tufano was Executive Vice President and Chief Financial Officer of Solectron Corporation from January 2006 to October 2007 and Interim Chief Executive Officer from February 2007 to October 2007. Prior to joining Solectron, Mr. Tufano worked at Maxtor Corporation where he was President and Chief Executive Officer from February 2003 to November 2004, Executive Vice President and Chief Operating Officer from April 2001 to February 2003 and Chief Financial Officer from July 1996 to February 2003. From 1979 until he joined Maxtor Corporation in 1996, Mr. Tufano held a variety of management positions in finance and operations at International Business Machines Corporation.

Director Qualifications

Mr. Tufano contributes widespread knowledge of the issues confronting complex technology and manufacturing companies and extensive financial reporting and operational expertise.

Other Current Public Company Directorships

•
EnerSys, since April 2015

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 28

Proposal No. 1: Election of Directors

Nominees for Director

Bridget van Kralingen Partner, Motive Partners Independent Director
Director Since	Age	Committees
2024	62	Compensation, Nominating & Governance

Ms. van Kralingen has been a Partner at Motive Partners, a private equity firm, since November 2022. Prior to Motive Partners, she served in various leadership positions at IBM Corporation, a technology and consulting company, from April 2004 through December 2021, including most recently leading IBM’s Global Sales and Markets Division. Before joining IBM in 2004, Ms. van Kralingen served as Managing Partner, US Financial Services with Deloitte Consulting.

Director Qualifications

Ms. van Kralingen contributes extensive global business experience as a former executive of a global technology company and has significant expertise in information technology services, international operations, and global sales and business development.

Other Current Public Company Directorships

•
Travelers Insurance, since January 2022
•
Discovery Limited, since June 2022
•
Schrödinger, since February 2025

Former Public Company Directorships Held in Last Five Years

•
Royal Bank of Canada, June 2011 to April 2024

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 29

Proposal No. 1: Election of Directors

Director Qualifications and Experience

Each director nominee brings a diversity of skills and experiences to the Board that are complementary and, together, cover the spectrum of areas that impact the Company’s current and evolving business as set forth in the Qualifications and Skills matrix below. As the matrix is a summary, it does not include all the skills, experience, qualifications and attributes that each director nominee offers, and the fact that a particular experience, skill or qualification is not listed does not mean that a director nominee does not possess it.

Qualifications/Skills
Business Operations	✓	✓	✓	✓	✓		✓	✓	✓
C-Level Experience	✓	✓	✓	✓		✓	✓	✓	✓
Corporate Governance	✓	✓	✓	✓	✓	✓	✓	✓	✓
Cybersecurity and Information Security		✓			✓				✓
Artificial Intelligence & Emerging Technology	✓	✓			✓		✓		✓
Responsible Business Oversight		✓	✓	✓	✓		✓	✓	✓
Financial Expertise			✓	✓		✓		✓	✓
Global Business Expertise	✓	✓	✓	✓	✓	✓	✓	✓	✓
Semiconductor and Electronics Industry Experience	✓		✓	✓		✓	✓	✓
Robotics Industry Experience	✓	✓		✓	✓		✓		✓
Legal/Regulatory Compliance and Risk Oversight		✓	✓	✓	✓		✓	✓	✓
M&A Experience	✓	✓	✓	✓		✓	✓	✓	✓
Sales/Marketing Experience	✓	✓			✓	✓	✓		✓
Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓
Technical Product Development Expertise	✓	✓		✓	✓	✓	✓		✓

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 30

Proposal No. 1: Election of Directors

The qualifications and skills of our director nominees were assessed using the following definitions:

Business Operations	Experience managing sophisticated, large-scale manufacturing operations, facilities and processes.
C-Level Experience	Experience as a current or former CEO or C-Suite Officer of a publicly listed company.
Corporate Governance	Experience or knowledge of relevant corporate governance issues and policies, including experience as a current or former director.
Cybersecurity and Information Security	Experience overseeing and managing corporate cybersecurity programs or proficiency in cybersecurity risks and risk mitigation.
Artificial Intelligence & Emerging Technology	Experience in the development, deployment or governance of AI and other emerging technologies, enabling effective oversight of Teradyne’s innovation strategy and technology-related risks.
Responsible Business Oversight	Experience with overseeing responsible business matters and corporate sustainability.
Financial Expertise	Experience including analyzing financial statements and capital structures and overseeing accounting or financial reporting and internal controls.
Global Business Expertise	Experience managing a business with substantial global operations.
Semiconductor and Electronics Industry Experience	Experience as a senior executive at a company in the semiconductor and electronics industry.
Robotics Industry Experience	Experience as a senior executive at a company in the robotics industry.
Legal/Regulatory Compliance and Risk Oversight	Experience managing or overseeing legal, regulatory, compliance, ethics-related, or complex business risk management matters.
M&A Experience	Experience with mergers and acquisitions, including for instance strategic commercial transactions, divestitures or business integration.
Sales/Marketing Experience	Experience growing market share/revenue, including experience with marketing or identifying and developing new markets for products and services.
Strategic Planning	Experience as a current or former executive with significant experience in business development and strategic planning.
Technical Product Development Expertise	Experience in developing new products, software and solutions, including experience overseeing or managing research and development efforts.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 31

Proposal No. 1: Election of Directors

Board Demographics

Please see below for information regarding the tenure and age of our director nominees.

TENURE
0 to 5 Years
5 to 10 Years
> 10 Years
AGE
Less than 65

65 or greater

This combination of tenure and age diversity supports robust oversight, continuity of institutional knowledge, and the infusion of new skills that align with Teradyne’s long-term strategy.

Board Tenure

>10 Years
22%
0 to 5 Years
56%
5 to 10 Years
22%
0 to 5 Years
5 to 10 Years
>10 Years

Age of Board Members

44%
Directors are 65 years of age or greater
56%
Directors are less than 65 years of age
Less than 65
65 or greater

Eight out of nine directors on Teradyne's Board are independent, including the Board Chair, under Nasdaq and SEC standards. This reflects our commitment to effective, objective oversight.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 32

Proposal No. 1: Election of Directors

Director Compensation

Director Compensation Highlights

•
Fees for service on the Board and service as chair or a committee chair
•
Emphasis on equity in the overall compensation mix
•
Full-value equity grants with time-based vesting
•
No performance-based equity awards or perquisites
•
Robust stock ownership guidelines and deferral program to facilitate stock ownership
•
Shareholder-approved limits on non-employee director compensation
•
Policies prohibiting hedging and pledging by our directors

Teradyne uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. Every year, Compensia, Inc. (“Compensia”), the Compensation Committee’s independent compensation consulting firm, conducts an analysis of director compensation, including a review of benchmark data, and reports to the Compensation Committee any recommendations regarding director compensation. The Compensation Committee considers Compensia’s annual input as part of its annual review of director compensation. Non-employee directors’ compensation is determined by the Board at the recommendation of the Compensation Committee. Directors who are employees of Teradyne receive no compensation for their service as a director.

Cash Compensation

After a review of peer benchmarking data and global survey data regarding director compensation, the Compensation Committee, with input from Compensia, recommended that the Board maintain the same non-employee director compensation as provided in 2024. In 2025, the non-employee directors received annual cash retainers and non-employee directors serving as Independent Chair and committee chairs received additional fees for their service, as set forth in the table below:

2025 Annual Retainers:
All Non-Employee Directors	$90,000
Independent Chair	$100,000
Audit Committee Chair	$30,000
Compensation Committee Chair	$20,000
Nominating and Governance Committee Chair	$15,000

Stock-Based Compensation

Each non-employee director receives an annual equity award having a fair market value equal to $230,000 on the earlier of (i) the date of the Annual Meeting or (ii) the last Thursday in May. This annual equity award, which is granted in the form of restricted stock units, vests in full on the earlier of (i) the first anniversary of the date of grant or (ii) the date of the following year’s Annual Meeting of Shareholders.

Each new non-employee director is granted an equity award on the date first elected or appointed to the Board having a fair market value equal to $230,000, pro-rated to reflect the period between the director’s date of election or appointment and the date of the next annual board grant. This equity award, which is also granted in the form of restricted stock units, vests in full on the earlier of the first anniversary of the grant date or the date of the next annual meeting of shareholders, subject to the director’s service through that date.

Equity awards to non-employee directors are granted under the shareholder-approved Teradyne, Inc. Equity and Cash Compensation Incentive Plan (the “Equity Plan”).

Director Deferral Program

To facilitate stock ownership and provide for tax planning flexibility, non-employee directors may elect to defer receipt of their cash and/or equity awards and have the compensation notionally invested into (1) an interest-bearing account (based on ten-year Treasury note interest rates) or (2) a deferred stock unit (“DSU”) account. If a non-employee director elects to participate in this deferral program,

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 33

Proposal No. 1: Election of Directors

they will receive either the cash value of the interest-bearing account or the shares of the Company’s common stock underlying the DSUs, in either case, within 90 days following the end of their board service.

Director Stock Ownership Guidelines

The Company maintains stock retention and stock ownership guidelines to align the interests of the non-employee directors with those of the Company’s shareholders and ensure that the directors have an ongoing financial stake in the Company’s success. Pursuant to these guidelines, the non-employee directors are expected to attain (within five years from the date of initial election or appointment to the Board) and maintain an investment level in shares of the Company’s common stock equal to five times their annual cash retainer. Shares underlying unvested restricted stock units are not considered owned for purposes of determining whether the stock ownership guidelines have been met. All of the non-employee directors met the ownership guidelines as of December 31, 2025, except for Mr. Maddock, who joined the Board in 2022, Ms. van Kralingen, who joined the Board in January 2024, and Mr. Henry and Dr. Sayiner who each joined the Board in July 2025, all of whom have additional time to satisfy the guidelines.

Anti-Hedging and Anti-Pledging

As noted above, Board has adopted, through the Insider Trading Policy, a policy prohibiting employees, executives and directors from engaging in hedging and pledging activities.

Shareholder-Approved Limits on Non-Employee Director Compensation

The Equity Plan limits the aggregate amount or value, as applicable, of total annual cash and equity compensation that may be paid or granted, as applicable, to each non-employee director to an amount not to exceed $750,000.

Director Compensation Table for 2025

The table below summarizes the compensation Teradyne paid to non-employee directors for the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)(3)	Total ($)
Ford Tamer(4)	$22,500	$—	$22,500
Peter Herweck	$110,000	$230,015	$340,015
Mercedes Johnson	$120,000	$230,015	$350,015
Ernest E. Maddock	$90,000	$230,015	$320,015
Marilyn Matz	$105,000	$230,015	$335,015
Paul J. Tufano	$190,000	$230,015	$420,015
Bridget A. van Kralingen	$90,000	$230,015	$320,015
Necip Sayiner	$67,500	$195,973	$263,473
Drew Henry	$67,500	$195,973	$263,473

(1)
The amounts reported in the “Fees Earned or Paid in Cash” column represent the amount of fees earned by each director even if deferred. The non-employee directors were compensated at the rate of $90,000 per year through December 31, 2025. Ms. Johnson received an additional $30,000 as Chair of the Audit Committee. Mr. Herweck received an additional $20,000 as Chair of the Compensation Committee. Ms. Matz received an additional $15,000 as Chair of the Nominating and Corporate Governance Committee. For service as Chair of the Board, Mr. Tufano received an additional $100,000 per year. Mr. Tufano and Mr. Herweck elected to defer receipt of their cash fees for 2025 and have the fees invested into a DSU account.
(2)
The amounts reported in the “Stock Awards” column represent the grant date fair value of the annual 2025 restricted stock unit awards calculated in accordance with FASB ASC Topic 718, disregarding the effects of estimated forfeitures. For a discussion of the assumptions underlying this valuation, please see Note R to the Consolidated Financial Statements included in the Company’s 2025 Form 10-K.
(3)
As of December 31, 2025, each non-employee director other than Mr. Henry and Dr. Sayiner held 2,971 restricted stock units with an expected vesting date of May 8, 2026. As of December 31, 2025, Mr. Henry and Dr. Sayiner each held 2,132 restricted stock units with an expected vesting date of May 8, 2026. In addition to their restricted stock units, as of December 31, 2025, Mr. Herweck held 11,277 DSUs, Mr. Maddock held 4,424 DSUs, and Mr. Tufano held 56,328 DSUs.
(4)
Mr. Tamer’s board service ended at the last Annual Shareholder Meeting on May 9, 2025.

The Board recommends a vote FOR the election to the Board of each of the director nominees.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 34

EXECUTIVE OFFICERS

The following identifies and sets forth biographical information regarding our executive officers as of March 27, 2026. The background of Gregory S. Smith is described under “Proposal No. 1—Directors.”

Executive Officer	Age	Position	Business Experience for The Past 5 Years
Michelle Turner	52	Vice President, Chief Financial Officer and Treasurer
•
Teradyne, Chief Financial Officer and Treasurer of Teradyne, since November 2025
•
L3 Harris Technologies, Inc., a technology company, defense contractor, and information technology services provider, Senior Vice President and CFO (January 2022 to December 2023)
•
Johnson & Johnson, a pharmaceutical, biotechnology, and medical technologies company, VP, CFO, Enterprise Supply Chain (September 2017 to December 2021)

Ryan Driscoll	48	Vice President, General Counsel and Secretary	• Teradyne, Various Positions ▪ Vice President, General Counsel and Secretary, since February 2024 ▪ Deputy General Counsel (November 2009 to February 2024)

Shannon Poulin	55	President, Semiconductor Test
•
Teradyne, President, Semiconductor Test since March 2025
•
Altera – Intel, a semiconductor manufacturer, GM and COO, (September 2021 to November 2024)
•
Intel, a technology company, VP, Sales and Product (May 1999 to September 2021)

Regan Mills	56	President, Product Test	• Teradyne, Various Positions ▪ President, Product Test since March 2025 ▪ VP, Semiconductor Test, Marketing (February 2019 to March 2025)

Jean Pierre Hathout	56	President, Robotics
•
Teradyne, Various Positions
▪
President of Robotics, since September 2025
▪
Universal Robots, President, (May 2025 to September 2025)
▪
Mobile Industrial Robots, President (May 2023 to May 2025)
•
SIT Controls USA, Inc., a climate control product manufacturer, President USA (July 2017 to May 2023)

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 35

PROPOSAL NO. 2: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

As required pursuant to Section 14A of the Exchange Act, we are requesting our shareholders cast a non-binding advisory vote on the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis and the compensation tables of this proxy statement. Specifically, shareholders are being asked to approve the following resolution at the Annual Meeting:

RESOLVED, that the shareholders of the Company approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation Tables” pursuant to Item 402 of Regulation S-K.

This non-binding advisory vote is commonly referred to as a “say-on-pay” vote and is held annually. It is expected that the next say-on-pay vote will occur at the 2027 Annual Meeting of Shareholders. Compensation policies and decisions take into account the results of the shareholder advisory vote on executive compensation.

The Board recommends a vote FOR the advisory resolution approving the compensation of the Company’s named executive officers as described in this proxy statement.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 36

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We believe we have implemented an executive compensation program that fosters a performance-oriented environment by tying a significant portion of each executive officer’s cash and equity compensation to the achievement of short-term and long-term performance targets that are important to Teradyne and its shareholders. This approach is designed to focus the executive officers on creating shareholder value over the long-term and on delivering exceptional performance throughout fluctuations in business cycles, as well as to attract, motivate, reward and retain the senior management talent required to achieve Teradyne’s corporate objectives. Teradyne believes that its compensation policies and practices reflect a pay-for-performance philosophy and are strongly aligned with the long-term interests of shareholders.

This Compensation Discussion and Analysis describes the material elements of Teradyne’s executive compensation program during the fiscal year ended December 31, 2025. It also provides an overview of Teradyne’s executive compensation philosophy, as well as Teradyne’s principal compensation policies and practices as they relate to executive compensation. Finally, it analyzes how and why the Compensation Committee arrived at the specific compensation decisions for Teradyne’s executive officers, including the named executive officers, in 2025, and discusses the key factors that the Compensation Committee considered in determining the compensation of the named executive officers.

This Compensation Discussion and Analysis provides information with respect to the following persons who, pursuant to SEC rules, constitute our “named executive officers” for 2025:

Gregory S. Smith	Sanjay Mehta	Michelle Turner	Ryan Driscoll	Shannon Poulin	Regan Mills
President and Chief Executive Officer	Former Vice President, Chief Financial Officer, and Treasurer	Vice President, Chief Financial Officer, and Treasurer	Vice President, General Counsel and Secretary	President, Semiconductor Test	President, Product Test

As detailed in the section titled 2025 Executive Officer Transitions above, Mr. Poulin succeeded Mr. Burns as President, Semiconductor Test effective April 9, 2025, Mr. Mills was promoted to the newly created executive position President, Product Test effective March 24, 2025, and Ms. Turner succeeded Mr. Mehta as Vice President, Chief Financial Officer, and Treasurer effective November 3, 2025.

Fiscal 2025 Performance Overview

In 2025, Teradyne generated revenue of $3.19 billion, an approximately 13% increase over 2024 revenues. Teradyne also delivered $3.47 in GAAP earnings per share (“EPS”) and $3.96 in non-GAAP EPS leading to an approximately 4.5% increase in GAAP EPS over 2024 and a 23% increase in non-GAAP EPS over 2024.(1)

Teradyne’s Semiconductor Test business increased its revenues approximately 19% from 2024, primarily driven by AI-related demand in compute, networking and memory. Revenue for the Product Test Group grew 8% in 2025, driven by strength in defense and aerospace. The Product Test Group also successfully integrated Quantifi Photonics. In 2025, Robotics saw three consecutive quarters of growth starting in Q2.

Teradyne generated $674.4 million in operating cash flow and $450 million in free cash flow(1) in 2025 and returned $785 million, or 116% of operating cash flow or 174% of free cash flow, to our shareholders through share repurchases and dividends. The dividend and repurchase programs reflect the Company’s continued confidence in its business and the ability to return capital to its shareholders while retaining sufficient financial flexibility to pursue growth opportunities through both internal investments and acquisitions.

(1)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 37

Executive Compensation

Financial and Strategic Highlights(1)

Annual revenue growth of 13%	GAAP EPS of $3.47 Non-GAAP EPS(2) of $3.96	GAAP EPS growth of 4.5% Non-GAAP EPS(2) growth of 23%

SOC revenue growth of 23%	$674 Million in operating cash flow $450 Million in free cash flow(2)	19% annual increase in Semiconductor Test sales

(1)
Reflects results as of the end of the fiscal year ended December 31, 2025.
(2)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Fiscal 2025 Compensation Highlights

For 2025, the performance-based compensation for the Company’s named executive officers was tied to the Company’s PBIT, two-year rolling revenue growth rate, vital goals, and relative TSR.

As discussed below, while the Compensation Committee established challenging performance goals for 2025, the strong business environment and Teradyne's 2025 results resulted in above‑target performance and above‑target payouts for Teradyne’s named executive officers. Further, as a result of our performance against our three-year 2023 performance-based restricted stock units ("PSUs") targets, Teradyne’s named executive officers who received a PSU grant in 2023 earned 136.71% of their 2023 target PSUs following the conclusion of the 2023 to 2025 performance period.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 38

Executive Compensation

Our Compensation Philosophy

The objective of the executive compensation program is to provide a competitive level of compensation that achieves the following objectives:

Pay For Performance	Link executive officer compensation closely to corporate performance and reward an appropriate balance of near- and long-term results

Competitive Excellence	Encourage competitive excellence of Teradyne’s products and services and motivate executive officers to exceed financial and operational targets

Risk Management	Motivate executive officers to achieve our short-term and long-term operating and financial goals without encouraging excessive or inappropriate risk taking

Shareholder Alignment	Align the interests of executive officers with the interests of our shareholders

Attract and Retain	Attract and retain qualified executive officers

2025 Executive Compensation Summary

The four core elements of our named executive officer direct compensation are base salary, an annual variable cash incentive opportunity, an annual profit bonus opportunity (as applicable and described in detail below) and annual equity awards. The graphic below reflects the approximate general distribution of these four core elements of named executive officer target total direct compensation awarded during 2025. For purposes of the charts below, performance-based restricted stock units are valued based on target level of achievement.

Chief Executive Officer	Average of the Other Named Executive Officers

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 39

Executive Compensation

We believe we have implemented an executive compensation program that fosters a performance-oriented environment by tying a significant portion of each executive officer’s cash and equity compensation to the achievement of short-term and long-term performance targets that are important to Teradyne and its shareholders. This approach is designed to focus the executive officers on creating shareholder value over the long term and on delivering exceptional performance throughout fluctuations in business cycles.

Pay for Performance

While the Compensation Committee established challenging performance goals for 2025, Teradyne's strong performance resulted in above‑target payouts for Teradyne’s named executive officers for the fiscal year, with variable cash compensation payouts ranging from 131% of target to 145% of target. This is in contrast to 2024 where all of the named executive officers except for our then President of Semiconductor Test received below-target variable cash compensation payouts with a range between 58% and 91% of target.

This variance in compensation demonstrates that the program effectively rewards the executive officers when there is superior performance by Teradyne and appropriately adjusts compensation downward in the case of less-than-superior performance, the Compensation Committee continues to review the executive compensation program and its mix of short- and long-term incentives to ensure it reflects the correct balance between short-term financial performance and long-term shareholder return. The Compensation Committee also continues to establish challenging performance metrics reflecting Teradyne’s business objectives and strategy.

Say-On-Pay and Shareholder Engagement

Our shareholders may cast an annual advisory vote on our named executive compensation (the “Say-On-Pay Vote”). Although the vote is non-binding, the Compensation Committee considers the results of the Say-On-Pay Vote when making compensation decisions, allowing our shareholders to provide input on our compensation philosophy, policies and practices. At our 2025 Annual Meeting of Shareholders, the vote on the compensation of our named executive officers (“NEOs”) passed with approximately 95% of the votes cast (excluding abstentions), a significant increase from the 89% approval received at our 2024 Annual Meeting of Shareholders.

In addition to our annual Say-On-Pay Vote, we are committed to ongoing engagement with our shareholders to gain valuable insight into the issues that matter most to them and to enable Teradyne to address them effectively. Please see “Shareholder Engagement” on page 18 for more information.

Approximately 95% of voted shares (cast “for” or “against”) approved our NEOs' compensation last year.

The Compensation Committee believes that our most recent Say-on-Pay voting results demonstrate strong support for our compensation philosophy and executive compensation program. The Compensation Committee did not make any significant changes to our executive compensation program in fiscal 2025, other than removing the human capital goal from our variable cash incentive compensation to simplify our program and incentivize executives to focus on our financial performance.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 40

Executive Compensation

Compensation Practices and Governance Policies

What We Do	What We Don’t Do

Pay for Performance. Performance-based pay represents a significant portion of our named executive officers’ target direct compensation

Balanced Mix of Short- and Long-Term Compensation. Appropriate balance between short-term and long-term compensation to discourage short-term risk taking at the expense of long-term results

Double-Trigger Change in Control Benefits. Our named executive officer change of control agreements are “double-trigger”

Clawback Policy. We maintain a clawback policy for the recovery of incentive compensation paid to executive officers in the event of a financial restatement that is compliant with Nasdaq listing standards and SEC requirements

Robust Stock Ownership Guidelines. Executive officer stock ownership guidelines require significant ownership. Beginning in fiscal year 2025, the executive officer stock ownership guidelines for our CEO, CFO and President, Semiconductor Test were made even more stringent

Independent Compensation Committee. Our Compensation Committee is composed solely of independent directors

Independent Compensation Consultant. Our Compensation Committee directly retains Compensia as an independent compensation consultant

Annual Advisory Say-on-Pay Vote. We hold an annual advisory say-on-pay vote and approximately 95% of votes cast approved the compensation of our named executive officers in 2024

No Excessive Risks. Annual risk assessment of executive compensation program to ensure no excessive risk taking

No Single Trigger Vesting. Equity awards will not automatically accelerate in the event of a Change of Control

No Excessive Change in Control Payments. Cash change in control payments do not exceed two times annual model cash incentive compensation

No Excise Tax Gross Ups. We do not provide for “golden parachute” excise tax gross ups

No Excessive Perks. We do not provide any excessive perquisites to our named executive officers

No Hedging or Pledging. All employees, including our named executive officers and our directors, are prohibited from engaging in hedging or pledging our stock as collateral for a loan

No Dividend Payments on Unvested Awards. Dividends and dividend equivalents will only be paid out when awards vest

No Repricing or Cash-out of Underwater Options. Our Equity and Cash Compensation Incentive Plan forbids the repricing and cash-out of underwater options without shareholders approval

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 41

Executive Compensation

2025 Executive Compensation

Core Compensation Element	Purpose	Key Characteristics

Base Salary	• Compensates our executive officers for expected levels of day-to-day performance	• Reflects expertise and scope of responsibilities in a competitive market for executive talent

Annual Variable Cash Opportunity	• Aligns executive officer performance with near-term financial and organizational objectives	• Multiple measurable performance metrics: ▪ Including financial and organizational performance metrics • Requires significant levels of achievement before payments are earned

Annual Profit Bonus Award Opportunity	• Allows eligible employees to participate in our growth by encouraging performance that increases profit
•
Payout is based on the annual PBIT percentage (non-GAAP profit before interest and taxes) for the combined Semiconductor Test and Product Test (excluding Wireless Test) results measured against peer profitability targets
•
Each division excluded from the Profit Bonus Plan, including Robotics, is eligible to receive a profit-sharing or growth plan cash incentive based on certain specified financial goals

Annual Performance-based RSUs
•
Aligns interests of executive officers with long-term shareholder interests through incentivizing PBIT and relative stock price growth over a multi-year performance period
•
Modifier helps align payouts with shareholder experience
•
Encourages retention

•
50% of the performance-based RSUs vest based upon the determination of Teradyne’s TSR performance relative to the New York Stock Exchange Composite Index over a three-year performance period
•
50% of the performance-based RSUs vest based on three-year cumulative PBIT

Annual Time-based RSUs	• Aligns interests of executive officers with long-term shareholder interests as their value is tied to stock price growth • Encourages retention	• Four-year vesting subject to continued employment

Stock Options
•
Aligns interests of executive officers with long-term shareholder interests through incentivizing long-term stock price growth as stock options only become valuable if the stock price increases from the grant date
•
Encourages retention
• Four-year vesting subject to continued employment • Expire seven years after the applicable grant date

Base Salary

To align cash compensation with the competitive market, the Compensation Committee, and the independent members of the Board in the case of the Chief Executive Officer, approved increases in the 2025 base salaries for Messrs. Smith and Driscoll in January 2025.

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The increase in Mr. Mills's base salary was a result of his appointment as President, Product Test in May 2025. Ms. Turner's and Mr. Poulin's initial base salaries reflect their role and responsibilities as well as internal pay equity, market competitiveness, and historical pay considerations. The 2024 and 2025 base salaries for our named executive officers are set forth below:

Named Executive Officer	2024 Base Salary	2025 Base Salary	Percentage Increase
Gregory S. Smith	$925,000	$980,000	5.9%
Sanjay Mehta	$640,000	$640,000	0.0%
Michelle Turner(1)	$—	$640,000	0.0%
Ryan Driscoll	$425,000	$467,250	9.9%
Shannon Poulin(1)	$—	$650,000	0.0%
Regan Mills(1)	$271,267	$320,000	18.0%

(1) Ms. Turner and Messrs. Poulin and Mills were each appointed as an executive officer in fiscal 2025. Ms. Turner and Mr. Poulin were not employed by Teradyne in fiscal 2024.

2025 Salary Decreases

In April 2025, in response to then evolving macroeconomic conditions and reduced near-term growth expectations, the Company implemented a series of cost management actions designed to align executive compensation and overall spending with business performance. As uncertainty increased due to global trade and tariff developments, the Company revised its full-year growth outlook and took proactive measures to limit operating expense growth relative to revenue.

Consistent with this approach, management implemented a temporary 5% reduction in base salary for members of senior leadership, including the named executive officers, for the period from July 1, 2025 through December 31, 2025. These actions were part of a broader enterprise-wide initiative focused on disciplined spending, which also included heightened controls on discretionary expenses and a temporary hiring freeze.

The Board and management believe these measures demonstrate a clear commitment to aligning executive compensation outcomes with Company performance and shareholder interests, while preserving the Company’s ability to continue investing in critical product development and long-term growth opportunities during periods of economic uncertainty.

Variable Cash Compensation Program

We utilize annual variable cash incentive compensation to align named executive officer performance with near-term financial and strategic objectives goals. These cash incentive payments can be earned by our named executive officers only if we achieve a significant level of our financial and strategic performance goals, which are intended to advance our long-term strategic plans and, ultimately, shareholder value. Our Compensation Committee grants cash incentive compensation opportunities under our variable cash compensation program and approves cash incentive targets, performance goals and payouts that determine how much of the target will be paid at each level of achievement of our performance goals.

Variable Compensation Targets

A variable compensation target is the amount of variable cash incentive compensation that a named executive officer could earn if we achieve our performance goals, expressed as a percentage of the named executive officer’s base salary. In reviewing targets, our Compensation Committee takes into consideration each executive officer’s role and responsibilities, our financial performance projections, the budget for the coming year, pay at comparable companies, historical compensation levels and the resulting total model compensation (i.e., salary plus target variable cash compensation) that can be earned given the individual’s base salary and related target variable compensation opportunity. The variable compensation targets for each of our named executive officers for fiscal 2025
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as compared to fiscal 2024 are summarized below. For fiscal 2025, in no event could an actual variable compensation payment to any named executive officer exceed 200% of the executive officer’s target opportunity.

Named Executive Officer	2024 Variable Compensation Opportunity (as % of base salary)	2025 Variable Compensation Opportunity (as % of base salary)	Percentage Increase
Gregory S. Smith	125%	125%	0%
Sanjay Mehta	80%	100%	25%
Michelle Turner(1)	—	100%	—
Ryan Driscoll	75%	85%	13%
Shannon Poulin(1)	—	89%	—
Regan Mills(1)	70%	85%	21%

(1) Ms. Turner and Messrs. Poulin and Mills were each appointed as an executive officer in fiscal 2025. Ms. Turner and Mr. Poulin were not employed by Teradyne in fiscal 2024.

The increase in Messrs. Mehta's and Driscoll's target variable compensation opportunity was made to more closely align their target cash compensation with the competitive market. The increase in Mr. Mills's target variable compensation opportunity was a result of his promotion to President, Product Test in March 2025. Ms. Turner's and Mr. Poulin's initial target variable compensation opportunities reflect their role and responsibilities as well as internal pay equity, market competitiveness, and historical pay considerations.

Variable Cash Compensation Program Design

Each January, the Compensation Committee sets operating, financial and strategic goals for the variable compensation program to align executive compensation with both Teradyne’s short-term financial and operating strategy and its long-term profitable growth strategy.

For 2025, the variable cash compensation program for Messrs. Smith, Mehta, and Driscoll and Ms. Turner was based on three important performance components: (i) the Company's two-year rolling revenue growth rate, (ii) the Company's PBIT, and (iii) the weighted average achievement of the Vital Goals established for each of our operating divisions, each as further described below.

Variable Compensation Goal	Description	Weighting	Threshold Goal	Target Goal	Maximum Goal
Revenue Growth	Two-year rolling revenue growth rate	30%	-12%	2%	12%
PBIT	PBIT is a non-GAAP financial measure equal to GAAP income from operations excluding restructuring and other; amortization of acquired intangible assets; acquisition and divestiture related charges or credits; pension actuarial gains and losses; non-cash convertible debt interest expense; and certain other gains and charges	20%	10%	21%	36%
Vital Goals(1)	Predetermined, objective, measurable, and auditable metrics which include strategic design-ins, market share gains and expansion, gross margin and bookings goals, new product introductions, releases and adoptions, engineering project milestones, cost controls and growth targets	50%	N/A	N/A	N/A

(1)
Teradyne is not disclosing the specific performance target levels for these goals in this Compensation Discussion and Analysis section because they represent confidential, commercially sensitive information that Teradyne does not disclose to the public and it believes, if disclosed, would cause competitive harm. The target levels for such performance measures, such as product development, market share, new product introductions and margin goals for new and existing products, are inherently competitive and, if disclosed, would provide valuable insight into specific customers, markets and areas where Teradyne is focusing.

In establishing the threshold, target and maximum two-year rolling revenue growth rate and PBIT rate achievement goals, the Compensation Committee reviewed the 2024 revenue growth rate and PBIT rate of all companies in the S&P 500, our 2025 peer group (as further described in the section below entitled “Competitive Positioning”) and the additional semiconductor companies described in

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the table below (collectively, the “VC Comparison Group”). After consultation with its independent compensation consultant, the Compensation Committee set the threshold, target and maximum two-year rolling revenue growth rate and PBIT rate achievement goals for the 2025 variable cash compensation program at the 10th percentile, 50th percentile and 90th percentile of the VC Comparison Group, respectively.

Additional Semiconductor Companies Included in VC Comparison Group
Advantest Corp.	KLA Corporation
Applied Materials, Inc.	Kulicke & Soffa Industries, Inc.
ASML Holding NV	Lam Research Corporation
Cohu, Inc.	Veeco Instruments, Inc.

For 2025, the variable cash compensation program for Messrs. Poulin and Mills incorporated both Company-wide and division-specific performance components, which included financial performance targets and Vital Goals, with each component weighted at 50% of their respective total opportunity. The Company-wide goals and their respective weights are set forth below. Please see the table above for the threshold, target, and maximum goals.

Company-Wide Goal	Weighting
Revenue Growth	30%
PBIT	20%
Vital Goals	50%
Total weighting: 50%

The division specific goals and their respective weights are set forth below.

Division-Wide Goal	Weighting
Division Revenue Growth	30%
Division PBIT	20%
Division Vital Goals	50%
Total weighting: 50%

The Vital Goals are a set of predetermined, objective, measurable, and auditable operating metrics that reflect the Compensation Committee’s pay‑for‑performance philosophy. Because the Vital Goals are explicitly defined and tied to quantifiable outcomes, they are not subject to discretion or interpretation. Although the Company does not publicly disclose the specific target levels for these goals due to their competitively sensitive nature, the types of metrics included provide transparency into their design. For example, the Vital Goals for our Semiconductor Test and Product Test groups include metrics such as strategic and program design‑ins, new product releases, improved gross margins, market expansion bookings, inventory efficiency improvements, and increased revenue from key customers.

As an illustration of how Vital Goals operate in practice, the 2024 Variable Cash Compensation program included a market‑expansion‑bookings Vital Goal for our SOC business unit. For that year, the Compensation Committee, for NEOs other than the CEO, and in the case of the CEO the full Board established predetermined threshold, target, and maximum goals of $14 million, $24 million, and $48 million, respectively. Because these goals were fully defined in advance and tied to objective, measurable and auditable performance, the payout calculation involved no discretion. In 2024, the SOC business unit achieved market‑expansion bookings below the $14 million threshold, and therefore did not earn any credit for that particular Vital Goal. This example demonstrates how Vital Goals translate operational performance into compensation outcomes and implement the Company’s pay‑for‑performance philosophy.

The Compensation Committee, for NEOs other than the CEO, and the full Board, for the CEO, approved the full set of 2025 Vital Goals and their associated achievement ranges in January 2025. In August 2025, the Compensation Committee updated the Product Test

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Vital Goals solely to reflect the Company’s acquisition of Quantifi Photonics, which was integrated into the Product Test Group. Final performance determinations for 2025 were approved in January 2026 by the Compensation Committee for the NEOs other than the CEO and the Board for the CEO.

Variable Cash Compensation Performance (Messrs. Smith, Mehta, and Driscoll and Ms. Turner)

As noted above, for 2025, the variable cash compensation program for Ms. Turner and Messrs. Smith, Mehta, and Driscoll was based on three important performance components: (i) the Company’s two‑year rolling revenue growth rate, (ii) the Company’s PBIT, and (iii) the weighted‑average achievement of the Vital Goals established for each of our operating divisions.

The Company performed strongly against our Company-wide financial metrics, achieving above-target performance. The Company also achieved at-or-above target performance on 31 of the 59 Vital Goals. This resulted in a Vital Goal achievement level of 124% of target, which, together with Company-wide performance outcomes, produced a total variable cash compensation payout equal to 136% of target for Ms. Turner and Messrs. Smith, Mehta, and Driscoll.

Company-wide

Goal	Threshold	Target	Maximum	Actual	Weighting	Result

Revenue Growth	(12)%	2%	12%	9.35%	30.00%	174%

PBIT(1)	10%	21%	36%	22.2%	20.0%	108%

Vital Goals	N/A	N/A	N/A	N/A	50.00%	124%

Total Company-wide Payout	136%

(1)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Ms. Turner's 2025 variable cash compensation payout was pro-rated based on the number of months during 2025 that she was employed by Teradyne. Mr. Mehta was employed by the Company for the full year so his 2025 variable cash compensation payout was not pro-rated.

Variable Cash Compensation Performance (Mr. Poulin)

As noted above, for Mr. Poulin, the 2025 variable cash compensation program incorporated both Company‑wide and division‑specific performance components, each weighted at 50% of his total opportunity. Accordingly, his payout was based equally on total Company financial performance and Company‑wide Vital Goals, and on the financial performance and Vital Goal achievement of the Semiconductor Test division, which he leads. The division‑specific component reflected the Semiconductor Test division’s revenue growth rate, its non‑GAAP PBIT performance, and achievement of the division’s Vital Goals.

Consistent with the design of the Company‑wide program, the Semiconductor Test division’s Vital Goals are predetermined, objective, measurable, and auditable metrics. Because the Vital Goals are explicitly defined and tied to quantifiable outcomes, they are not subject to discretion or interpretation. These goals reflect the operational priorities and competitive environment of the division. Although the Company does not disclose specific target levels because they represent competitively sensitive information, examples of the types of metrics used for the Semiconductor Test division include strategic design‑ins, new product releases, improved gross margins, market expansion bookings, inventory efficiency improvements, and increased revenue from key customers.

For 2025, the Semiconductor Test division performed strongly against its financial metrics, achieving above‑target performance. The Semiconductor Test division also achieved at-or-above-target performance on 14 of the 18 Vital Goals across its businesses. This resulted in a Semiconductor Test division achievement level of 153% of target, which, together with Company‑wide performance outcomes, produced a total variable cash compensation payout equal to 145% of target for Mr. Poulin. Mr. Poulin's variable cash compensation payout was pro-rated based on the number of months during 2025 that he was employed by Teradyne.

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Semiconductor Test Group

Goal	Weighting	Result

Company Performance	50.00%	136%

Semiconductor Test Group Performance	50.00%	153%

Total Semiconductor Test Group Payout	145%

Variable Cash Compensation Performance (Mr. Mills)

As noted above, for Mr. Mills, the 2025 variable cash compensation program for his time as President, Product Test incorporated both Company‑wide and division‑specific performance components, each weighted at 50% of his total opportunity. Accordingly, his payout was based equally on total Company financial performance and Company‑wide Vital Goals, and on the financial performance and Vital Goal achievement of the Product Test division, which he leads. The division‑specific component reflected the Product Test division’s revenue growth rate, its non‑GAAP PBIT performance, and achievement of the division’s Vital Goals.

Consistent with the design of the overall program, the Product Test Group’s Vital Goals are predetermined, objective, measurable, and auditable metrics. Because the Vital Goals are explicitly defined and tied to quantifiable outcomes, they are not subject to discretion or interpretation. These goals are tailored to the operational priorities of the Product Test Group. Although the Company does not disclose specific performance targets because they contain confidential, competitively sensitive information, examples of the types of metrics used for the Product Test Group include new segment and program design‑ins, new product releases, customer qualification milestones, and improvements in inventory efficiency.

For 2025, the Product Test Group performed strongly against its financial metrics, achieving above-target performance. The Product Test Group also achieved at‑or‑above target performance on 14 of the 29 Vital Goals across its four businesses. This resulted in a Product Test Group achievement level of 110% of target, which, together with Company‑wide performance of 136% of target described above, determined Mr. Mills’s variable cash compensation payout of 123% for his time as President, Product Test.

Product Test Group

Goal	Weighting	Result

Company Performance	50.00%	136%

Product Test Group Performance	50.00%	110%

Total Product Test Achievement	123%

Mr. Mills's actual variable compensation payout for 2025 was prorated to reflect (1) a bonus achievement level of 154% for our System-on-a-Chip (SOC) and memory test business units within the Semiconductor Test division in fiscal 2025 for the number of months in which he served in this prior role and (ii) the bonus achievement level of 123% for the number of months which he served as President, Product Test, leading to a total payout of 131% of target.

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Variable Cash Compensation Payout

The table below shows the amount of the fiscal 2025 variable cash compensation awards that were earned as compared to each named executive officer’s respective target variable cash compensation opportunity.

Named Executive Officer	2025 Target Variable Compensation Opportunity (as % of base salary)	2025 Target Variable Compensation Opportunity ($)	Payout Percentage (as % of target)	Actual 2025 Payout ($)(1)
Gregory S. Smith	125%	$1,225,000	136%	$1,666,000
Sanjay Mehta	100%	$640,000	136%	$870,400
Michelle Turner (2)	100%	$106,667	136%	$145,067
Ryan Driscoll	85%	$397,163	136%	$540,141
Shannon Poulin (2)	89%	$482,083	145%	$699,021
Regan Mills	85%	$272,000	131%	$356,320

(1)
The payout amounts of 2025 variable compensation for each named executive officer can be found under the column “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.
(2)
The amounts of the Target 2025 Variable Compensation Opportunity and the Actual 2025 Payout for Ms. Turner and Mr. Poulin are prorated based on their length of actual employment in 2025.

Profit Bonus Plan

Effective January 1, 2025, we replaced our prior Cash Profit Sharing Plan with a new Profit Bonus Plan to better align with market practices, strengthen compensation governance, introduce a cap, and create a more balanced mix of fixed and variable pay. As part of this transition, a portion of prior cash profit sharing compensation opportunity was converted into base salary, and the remaining component was restructured as a fixed annual target equal to 6% of model cash compensation. “Model cash compensation” is defined as base salary plus the participant’s target cash incentive opportunity under our variable cash compensation program.

Under the new Profit Bonus Plan, annual payouts are determined based on the non‑GAAP profit before interest and taxes (“PBIT”) target percentage for our combined Semiconductor Test and Product Test Groups (excluding Wireless Test). The Compensation Committee, and, in the case of the Chief Executive Officer, the independent members of the Board, established a non‑GAAP PBIT target using externally benchmarked, peer‑based profitability data. The plan applies to all eligible employees, including our executive officers, and incorporates a defined payout range from 0% for performance at or below a minimum PBIT threshold, to 6% at target, and up to a capped maximum of 18% for performance at or above an upper PBIT benchmark. This structure enhances predictability, introduces a formal cap aligned with market practice, and more closely links rewards to relative profitability performance.

Overall, the Profit Bonus Plan is expected to provide greater income stability through increased base salary, reduce downside risk in periods of below‑market profitability, and improve alignment with peer compensation practices including introducing a cap, while maintaining Teradyne’s strong pay‑for‑performance orientation. Beginning in 2025, all profit‑based annual awards are administered under this new plan structure.

For 2025, the Compensation Committee, and, in the case of the Chief Executive Officer, the independent members of the Board, established a threshold, target, and maximum PBIT of 10%, 21%, and 36% respectively. Based on actual 2025 PBIT of 22.2%, the Profit Bonus Plan delivered a payout equal to 11.26% of model cash compensation to eligible employees.

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The table below sets forth the model cash compensation and pro rata portion of total model cash compensation of each eligible named executive officer under our Profit Bonus Plan, as well as each named executive officer’s actual payouts under the Profit Bonus Plan for 2025.

Named Executive Officer	2025 Model Cash Compensation ($)	Actual Total 2025 Profit Bonus Distribution ($)(1)

Gregory S. Smith	$2,205,000	$248,283
Sanjay Mehta	$1,280,000	$144,128
Michelle Turner(2)	$1,280,000	$24,021
Ryan Driscoll	$864,413	$97,333
Shannon Poulin(2)	$1,228,500	$115,274
Regan Mills	$864,413	$66,659

(1)
The 2025 payout amounts under the Profit Bonus Plan for each applicable named executive officer can be found under the column “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.
(2)
The 2025 payout amounts under the Profit Bonus Plan for Ms. Turner and Mr. Poulin are prorated based on their respective months of employment during 2025.

2025 Equity Awards

Equity compensation is designed to align executive compensation with shareholder return, motivate longer-term Company performance, and attract, retain and reward talented individuals. Teradyne’s equity compensation program provides three types of equity incentives:

Type of Equity Incentive	Description
Performance-Based RSUs	Split equally between awards that vest based on the achievement of TSR and cumulative PBIT percentage, in each case, measured at the end of a multi-year performance period
Time-Based RSUs	Vest in equal installments annually over four years conditioned upon continued service, which supports Teradyne’s employee retention efforts
Stock Options	Vest in equal installments annually over four years conditioned upon continued service, where executives only benefit if Teradyne’s stock price appreciates

Equity awards are made under the shareholder-approved Equity Plan. The grant date value of awards granted to the named executive officers is based upon peer group data provided by Compensia, global survey data, and each executive’s relative contribution, performance and responsibility within the organization. The Compensation Committee assesses these factors each year for each executive officer.

In January 2025, the Compensation Committee, and, in the case of the Chief Executive Officer, the independent members of the Board, approved the 2025 equity awards for Messrs. Smith, Mehta, and Driscoll. The Compensation Committee approved the 2025 equity awards for Ms. Turner and Mr. Poulin upon their respective appointments as executive officers. Mr. Mills received a non-executive employee equity grant in January 2025 and an additional equity grant in April 2025 in connection with his promotion to President, Product Test as set forth in the Grant of Plan-Based Awards Table below. The Compensation Committee and the independent

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members of the Board determined it was appropriate to continue to award equity in 2025 in the form of performance-based RSUs, time-based RSUs and non-qualified stock options in the proportions set forth below.

Performance-Based RSUs	Time-Based RSUs	Stock Options

In setting the 2025 equity award levels, the Compensation Committee considered benchmarking data against our peer group and generally aimed for the 50th-percentile when setting the final values. The 2024 and 2025 target equity award values for the named executive officers are set forth below:

Named Executive Officer	2024 Target Equity Value ($)	2025 Target Equity Value ($)	Percentage Change
Gregory S. Smith	$9,250,000	$10,333,333	11.71%
Sanjay Mehta	$3,400,000	$3,400,000	—
Michelle Turner(1)	$—	$6,800,000	—
Ryan Driscoll	$800,000	$1,200,000	50.00%
Shannon Poulin(1)	$—	$3,500,000	—
Regan Mills(1)	$200,000	$550,000	175.00%

(1)
Ms. Turner and Messrs. Poulin and Mills were each appointed as an executive officer in fiscal 2025. Ms. Turner and Mr. Poulin were not employed by Teradyne in fiscal 2024.

The Compensation Committee in the case of Mr. Mills and Mr. Driscoll, and the independent members of the Board in the case of Mr. Smith, approved an increase in their respective target equity values based on market competitiveness and after considering their individual performance to date. Ms. Turner's and Mr. Poulin's initial equity values reflect their role and responsibilities as well as internal pay equity, market competitiveness, and historical pay considerations.

The specific number of RSUs was calculated based upon the closing market price of Teradyne’s common stock on the grant date (with performance-based awards determined based on target performance) and the specific number of options was calculated based upon the Black-Scholes grant date fair value. The table below sets forth the grant date equity values of the 2025 performance-based RSUs, time-based RSUs, and stock options for each named executive officer. The grant date for the 2025 equity awards approved by the Compensation Committee or the independent members of the Board, as applicable, for Messrs. Smith, Mehta, and Driscoll was January 31, 2025. The grant dates for the 2025 equity awards approved by the Compensation Committee for Ms. Turner and Messrs. Poulin and Mills are their respective appointments as executive officers.

Name of Executive Officer	Number of Performance -based RSUs at Target (#)	Number of Time-based RSUs (#)	Number of Stock Options (#)	Value of Performance -based RSUs at target (1) ($)	Value of Time-based RSUs ($)	Value of Stock Options ($)	Total Equity Value ($)
Gregory S. Smith	53,546	26,773	23,143	7,086,467	3,100,046	1,033,335	11,219,848
Sanjay Mehta	17,619	8,810	7,615	2,331,787	1,020,110	340,010	3,691,907
Michelle Turner	22,287	11,144	9,156	5,910,895	2,027,651	680,016	8,618,562
Ryan Driscoll	6,219	2,523	2,134	823,061	360,107	120,019	1,303,187
Shannon Poulin	25,421	5,046	4,267	1,995,083	1,035,819	350,009	3,380,911
Regan Mills	—	5,618	—	—	550,072	—	550,072

(1)
The values shown for the performance-based RSUs reflect the grant date fair value of the awards as calculated pursuant to ASC 718.

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Performance-Based RSUs

Earned performance-based RSUs will vest on the third anniversary of the applicable 2025 grant date, with (1) 50% of the performance-based RSUs eligible to vest based upon the determination of Teradyne’s TSR performance relative to the New York Stock Exchange Composite Index (ticker symbol: NYA) (the “NYA Index”) over a performance period from January 31, 2025 to December 31, 2027 and (2) 50% of the performance-based RSUs eligible to vest based on three-year cumulative PBIT, in each case, as described below.

Metric	Objective	Vesting Conditions
TSR (50% of performance-based RSUs)
•
Teradyne’s TSR performance measured against the NYA Index
•
Measured over the period from January 31, 2025 to December 31, 2027
•
TSR reflects a 45-day price averaging method at both the beginning and the end of the performance period

•
Aligns the interests of executive officers with the interests of shareholders
•
Provides a significant incentive for the executive officers to focus on increasing long-term shareholder value
•
The NYA Index, which consists of over 2,000 companies listed on the New York Stock Exchange, represents a broad, diverse group of high-quality investment alternatives to Teradyne’s common stock

•
Teradyne’s TSR percentage point gain minus that of the NYA Index will determine the portion earned at the end of fiscal 2027
•
0% of the TSR PSUs vest if Teradyne’s TSR performance underperforms the NYA Index TSR by 25% or more
•
TSR PSUs begin to vest at 0% of target only if Teradyne’s TSR performance underperforms the NYA Index TSR by less than 25%
•
100% of the TSR PSUs vest if Teradyne’s TSR performance is equal to the NYA Index TSR
•
A maximum of 200% of the TSR PSUs vest if Teradyne’s TSR outperforms the NYA Index TSR by 25% or more

PBIT(1) (50% of performance-based RSUs)
• Aggregate PBIT over a 3-year performance period (or average of 3 years of PBIT) • Measured over the period from January 1, 2025 to December 31, 2027	• Provides an incentive to maintain a high level of profitability over the long term	• Earned portion vests based on achievement against threshold, target and maximum PBIT goals (10%, 21% and 36%, respectively)

(1)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

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The number of performance-based RSUs that may be paid out based on relative TSR performance and PBIT rate, which ranges from 0% to 200% of target, are each illustrated below:

TSR vs NYA
% Target Shares Awarded
2
1.5
1
0.5
0
-40
-35
-30
-25
-20
-15
-10
-5
0
5
10
15
20
25
30
35
40
TER 3 Year TSR minus NYA 3 Year TSR (points)

TER 3 Year Non GAAP PBIT
2025
250%
200%
150%
100%
50%
0%
% Target Shares Awarded
9% 10% 11% 12% 13% 14% 15% 16% 17% 18% 19% 20% 21% 22% 23% 24% 25% 26% 27% 28% 29% 30% 31% 32% 33% 34% 35% 36% 37% 38% 39% 40%
3 Year Non GAAP PBIT %

The final number of performance-based RSUs earned will be determined by the Compensation Committee and the independent members of the Board, as applicable, after the completion of the performance period. All of the performance-based RSUs earned will vest on the later of the third anniversary of the respective grant date and the date the Compensation Committee and the independent members of the Board, as applicable, determine the number of shares earned, generally subject to continued employment through such date.

Time-Based RSUs

The 2025 time-based RSUs for all employees, including named executive officers, vest in equal installments annually over four years, commencing on the first anniversary of the grant date, generally subject to continued employment through each vesting date.

Stock Options

The 2025 stock option grants vest in equal installments annually over four years, commencing on the first anniversary of the grant date, generally subject to continued employment through each vesting date, and have a term of seven years from the date of grant.

2026 Determination of Performance Achievement for 2023 Performance-Based RSU Grant

In 2023, the Company granted performance‑based RSUs to the individuals who were serving as named executive officers at that time. Mr. Mehta and Mr. Smith are our only current NEOs who were also executive officers then, and thus the only current NEOs who received this grant. These performance‑based RSUs vested on the third anniversary of the January 27, 2023 grant date, with (1) 50% eligible to vest based on Teradyne’s relative TSR performance compared to the NYA Index over a performance period from January 27, 2023 to December 31, 2025 and (2) 50% eligible to vest based on cumulative PBIT over a three‑year period, as described below. None of our other current NEOs received this 2023 grant.

Metric	Measurement Period	Metric Objective (50% of Target)	Vesting Conditions
TSR

Teradyne’s TSR performance measured against the NYA Index at the end of the performance period (using a 45-day price averaging method at both the beginning and the end of the performance period on December 31, 2025)

•
Aligns the interests of executive officers with the interests of shareholders
•
Provides a significant incentive for the executive officers to focus on increasing long-term shareholder value
•
The NYA Index, which consists of over 2,000 companies listed on the New York Stock Exchange, represents a broad, diverse group of high-quality

•
Teradyne’s TSR percentage point gain minus that of the NYA Index determined the portion earned at the end of fiscal 2025
•
0% of the TSR PSUs vest if Teradyne’s TSR performance underperforms the NYA Index TSR by 25% or more
•
TSR PSUs begin to vest at 0% of target only if Teradyne’s TSR performance underperforms the NYA Index TSR by less than 25%

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 52

Executive Compensation

Metric	Measurement Period	Metric Objective (50% of Target)	Vesting Conditions
		investment alternatives to Teradyne’s common stock	• 100% of the TSR PSUs vested if Teradyne’s TSR performance is equal to the NYA Index TSR • A maximum of 200% of the TSR PSUs vested if Teradyne’s TSR outperformed the NYA Index TSR by 25% or more
PBIT(1)	Measured over the period from January 1, 2023 to December 31, 2025	• Provides an incentive to maintain a high level of profitability over the long term	• Earned portion vested at end of fiscal 2025 based on achievement against threshold, target and maximum PBIT goals (13%, 24% and 40%, respectively)

(1)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

The number of 2023 performance-based RSUs that were eligible to be paid out based on relative TSR performance and PBIT rate are each illustrated below, which payout could range from 0% to 200% of target:

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 53

Executive Compensation

In January 2026, the Compensation Committee reviewed performance against the 2023 performance-based RSU targets and determined actual achievement against those targets as described below:

Metric	Actual Performance	% of Target Achievement
TSR	Teradyne’s TSR percentage point gain (104.69%) minus that of the NYA Index (40.60%) was determined at the end of fiscal 2025, resulting in 64.09%	200%
PBIT(1)	21.08%	73.42%
Total Final Achievement		136.71%

(1)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

The achievement described above resulted in the release of shares to each named executive officer as set forth in the table below:

Name of Executive Officer	2023 Performance- based RSUs at Target (#)	2023 Performance- based RSUs Earned (#)
Gregory S. Smith	43,504	59,475
Sanjay Mehta	20,882	28,548
Michelle Turner(1)	—	—
Ryan Driscoll(1)	—	—
Shannon Poulin(1)	—	—
Regan Mills(1)	—	—

(1)
Did not receive 2023 performance-based RSUs.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 54

Executive Compensation

Status of Performance-Based RSU Awards

	2023	2024	2025	Goals	Threshold	Target	Maximum	Performance	Result(1)
Fiscal 2023 Relative TSR(2) Performance-Based RSUs (2023-2025 Performance Period)	100% Completed			TSR	N/A	N/A	N/A	64.09%	200%
Fiscal 2023 PBIT(3) Performance-Based RSUs (2023-2025 Performance Period)	100% Completed			PBIT	13%	24%	40%	21.08%	73.42%
Fiscal 2024 Relative TSR(2) Performance-Based RSUs (2024-2026 Performance Period)		2/3 Completed		TSR	N/A	N/A	N/A	In progress	In progress
Fiscal 2024 PBIT(3) Performance-Based RSUs (2024-2026 Performance Period)		2/3 Completed		PBIT	11%	21%	39%	In progress	In progress
Fiscal 2025 Relative TSR(2) Performance-Based RSUs (2025-2027 Performance Period)			1/3 Completed	TSR	N/A	N/A	N/A	In progress	In progress
Fiscal 2025 PBIT(3) Performance-Based RSUs (2025-2027 Performance Period)			1/3 Completed	PBIT	10%	21%	36%	In progress	In progress

(1)
The final number of shares earned for the performance-based restricted stock unit awards granted in 2024 and 2025 will be determined in January 2027 and January 2028, respectively.
(2)
The TSR metric is based on a comparison of Teradyne’s TSR to the performance of the New York Stock Exchange Composite Index. Please see "Performance-Based RSUs" in the Compensation Discussion & Analysis for more detail.
(3)
See Appendix A of this proxy statement for additional information regarding the non-GAAP financial measures discussed in this Compensation Discussion and Analysis section and reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 55

Executive Compensation

Severance and Change in Control Benefits

NAME OF PLAN	MATERIAL FEATURES	RATIONALE

CEO Severance Agreement
•
Provides for the following severance payments and benefits in connection with a termination (other than for death, disability or cause) outside of the period commencing 3 months prior to, and ending 24 months following, a change in control:
▪
2 years’ severance payments at annual model compensation rate (i.e., salary plus target variable cash compensation)
▪
2 years’ continued vesting of time-based equity awards
▪
3 years’ continued vesting of performance-based equity awards
▪
2 years’ continued health, dental and vision insurance coverage
•
Subject to the CEO's execution and non-revocation of a general release in favor of Teradyne and continued compliance with certain post-employment restrictive covenants, including a three-year post-employment customer and employee non-hire and non-solicitation covenant and a three-year post-employment non-competition covenant

•
The employment of our CEO is “at will,” meaning we can terminate our CEO at any time, and our CEO can terminate employment with us at any time
•
Provides reasonable compensation if our CEO leaves Teradyne under certain circumstances in consideration for a release of claims and complying with post-employment restrictive covenants, which span multiple years
•
Provides for benefits which help us attract a talented CEO and maintain a consistent management team

Former CFO Severance Agreement (Mr. Mehta)
•
Provides for the following severance payments and benefits in connection with a termination (other than for death, disability or cause) outside of the period commencing 3 months prior to, and ending 24 months following, a change in control:
▪
1 year’s severance payments at annual model compensation rate (i.e., salary plus target variable cash compensation)
▪
1 year’s continued health, dental and vision insurance coverage
•
Subject to the former CFO's execution and non-revocation of a general release in favor of Teradyne and continued compliance with certain post-employment restrictive covenants, including a one-year post-employment customer and employee non-hire and non-solicitation covenant and a one-year post-employment non-competition covenant

•
The employment of our former CFO is “at will,” meaning we can terminate our former CFO at any time, and our former CFO can terminate employment with us at any time
•
Provides reasonable compensation if our former CFO leaves Teradyne under certain circumstances in consideration for a release of claims and complying with post-employment restrictive covenants, which span multiple years

Change in Control Agreements
•
Provide for the following severance payments and benefits in connection with a termination without cause or resignation for good reason during the period commencing 3 months prior to, and ending 24 months following, a change in control:
▪
2 years’ severance payments at annual model compensation rate (i.e., salary plus target variable cash compensation)
▪
Prorated target cash incentive for year of termination
▪
Full accelerated vesting of equity awards (with performance-based awards vesting at target)
▪
2 years' continued health, dental and vision insurance coverage
•
Subject to the executive’s execution and non-revocation of a general release in favor of Teradyne and the executive’s continued compliance with certain post-employment restrictive covenants

•
The employment of our named executive officers is “at will,” meaning we can terminate them at any time, and they can terminate employment with us at any time
•
Provide reasonable compensation if an executive officer leaves Teradyne under certain circumstances in order to facilitate transition to new employment
•
“Double-trigger” provisions preserve morale and productivity, and encourage executive retention in the event of a change in control

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 56

Executive Compensation

NAME OF PLAN	MATERIAL FEATURES	RATIONALE

Continued Retirement Vesting
•
If a named executive officer retires (or otherwise terminates due to death or a termination without cause) after at least 10 years of service and having reached the age of 60, then performance-based RSUs will vest on the third anniversary of the date of grant based on actual performance at the end of the performance period (provided any performance-based RSUs awarded less than 365 days prior to the date of termination will be prorated based on the number of days the named executive officer was employed by Teradyne during the 365 day period)
•
Pursuant to an Executive Retirement Policy adopted by the Board in January 2024 (the “Executive Retirement Policy”), if a named executive officer retires after reaching the age of 65 and has at least 10 years of service to Teradyne, then unvested time-based RSUs and unvested stock options granted will continue to vest (provided any time-based awards awarded less than 365 days prior to the date of termination will be prorated based on the number of days the named executive officer was employed by Teradyne during the 365 day period) and any vested stock options (including those that become vested pursuant to the Executive Retirement Policy) may be exercised for the remainder of the generally applicable term of such option, which in all cases is no later than 7 years from the date of grant
•
Continued vesting following retirement or termination, other than for cause, is subject to the named executive officer’s continued compliance with any post-employment obligations to Teradyne

•
Preserves morale and productivity and encourages long-term retention of our executive officers
•
Retirement vesting is consistent with competitive market practice
•
Performance awards only pay out based on actual performance, consistent with governance best practices

Other Benefits

TYPE OF PLAN	MATERIAL FEATURES	RATIONALE

401(k) Plan	In the U.S., Teradyne maintains the Teradyne, Inc. Savings Plan (the “401(k) Plan”), which is available to all employees and provides a discretionary employer matching contribution.	Provides executive officers with competitive broad-based employee benefits on the same terms as are generally available to the majority of our employees.
Supplemental Savings Plan

In the U.S., Teradyne maintains a non-qualified retirement plan, the Teradyne, Inc. Supplemental Savings Plan (the “Supplemental Savings Plan”), for certain employees whose benefits would otherwise be capped based on restrictions imposed by the Internal Revenue Service.

Provides executive officers the opportunity to participate in retirement benefits that would otherwise be capped based on restrictions imposed by the Internal Revenue Service. For additional information regarding the Supplemental Savings Plan, see the Nonqualified Deferred Compensation Table.

Retirement Plan	Teradyne provides a separate defined benefit retirement plan, the Retirement Plan for Employees of Teradyne, Inc. (the “Retirement Plan”).

This is a legacy retirement plan that was adopted when such benefits were considered market. No named executive officer is currently accruing benefits under the Retirement Plan and no new participants were included in this retirement plan after December 1, 1999. For additional information, see the Pension Benefits Table.

ESPP

Teradyne offers an Employee Stock Purchase Plan, which allows participating employees to purchase shares of common stock at a 15% discount through regular payroll deductions of up to 10% of their annual compensation, to a maximum of $25,000 per calendar year, not to exceed 6,000 shares.

Provides executive officers with the opportunity to purchase shares of common stock at a 15% discount on the same terms as are generally available to the majority of our employees.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 57

Executive Compensation

TYPE OF PLAN	MATERIAL FEATURES	RATIONALE

Additional Retirement Benefits

Based on age and service, Mr. Smith qualifies for broad-based employee retiree benefits, which include eligibility to receive a pro-rated amount of variable cash compensation through the date of retirement and eligibility to continue in Teradyne’s health, dental and vision programs.

For additional information regarding certain other benefits that executives may be entitled to receive in connection with retirement, refer to the section entitled “Severance and Change in Control Benefits”.

Provides executive officers with competitive broad-based employee benefits on the same terms as are generally available to the majority of our employees.
Health and Welfare Benefits

To attract and retain highly qualified employees, Teradyne offers benefit programs designed to be competitive in each country in which Teradyne operates. All U.S. employees and executive officers participate in similar healthcare, life and disability insurance, and other welfare programs.

Provides executive officers with competitive broad-based employee benefits on the same terms as are generally available to the majority of our employees.

New-Hire Compensation Benefits

In connection with their recruitment, Ms. Turner and Mr. Poulin received a sign on bonus in the amount of $200,000 and $1,000,000, respectively, both of which are subject to pro‑rated repayment if they voluntarily resign within 24 months of their start date.

Further, the Company provided relocation benefits in the amount of $150,000 to both Ms. Turner and Mr. Poulin to facilitate their relocating to Massachusetts. If they voluntarily resign from the Company prior to the one-year anniversary of their start date or their relocation date, whichever is later, they must repay the full amount no later than their last day of employment with the Company. If they voluntarily resign from the Company on or after the one-year anniversary but prior to the second anniversary of their start date or their relocation date, whichever is later, they must repay 50% of the relocation benefit no later than their last day of employment with the Company.

Tax and Accounting Considerations

While Section 162(m) of the Internal Revenue Code of 1985, as amended (the “Code”) places a limit of $1.0 million dollars on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers, the Compensation Committee retains the right to award compensation that is not deductible as it believes that it is in the best interests of our shareholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating and retaining key executive officers. The Compensation Committee also takes into consideration the accounting treatment of the different forms of awards it may grant to executive officers.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 58

Executive Compensation

Key Compensation and Governance Policies

The following table summarizes the key compensation governance policies applicable to our NEOs:

Policy	Considerations	Material Features
Stock Ownership Guidelines
•
Aligns the interests of the executive officers with those of Teradyne’s shareholders and ensures that the executive officers responsible for overseeing operations have an ongoing financial stake in Teradyne’s success.

•
6x base salary for CEO.
•
3x base salary for CFO and President, Semiconductor Test.
•
2x base salary for other executive officers
•
5 years from executive officer designation to comply. The CEO has 5 years to comply from the date of implementation of the updated guidelines in January 2025.
•
During the 5-year transition period, must retain at least 50% of net-settled equity award shares until ownership requirement is met.
•
Compliance determination excludes any unvested grants of restricted stock units (including any unearned performance-based RSUs), any vested but unexercised stock options or any pledged Company stock.
•
At year end, all NEOs were at or above the stock ownership guideline investment levels or had additional time to comply.

Anti-Hedging Policies
•
Permitting hedging is viewed as a poor pay program practice, as it insulates executives from stock price movement and reduces alignment with shareholders. Our anti-hedging policies, contained in our Insider Trading Policy, were adopted in part to avoid potential or apparent conflicts of interest resulting from bets against or hedges regarding our performance.

•
Prohibits employees, executives and directors from hedging Teradyne stock through short sales, prepaid variable forward contracts, equity swaps, collars and exchange funds. In addition, transactions in put options, call options or other derivative securities, on an exchange or in any other organized market, are prohibited by this policy.

Anti-Pledging Policies	• Our anti-pledging policies, contained in our Insider Trading Policy, acknowledge that pledging raises potential risks to shareholder value, particularly if the pledge is significant.	• Prohibits holding Teradyne securities in a margin account or pledging Teradyne securities as collateral for loans.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 59

Executive Compensation

Policy	Considerations	Material Features
Equity Grant Timing Policy	• Equity award grants should not be timed to take advantage of the release of material nonpublic information.
•
Executives are generally granted annual equity awards in the first quarter of each fiscal year at a Compensation Committee meeting that is typically scheduled more than a year in advance and the effective date of such grants will not occur during a closed trading window.
•
The Company does not grant employee equity awards during blackout periods or otherwise while in the possession of material nonpublic information, except for new hire grants. New hire grants are automatically issued on the first trading day of the month following the month of the employee start date, in accordance with guidelines previously approved by the Compensation Committee.
•
Our equity grant timing policy provides that options will not be granted during the period starting four business days before, and ending one business day after, the filing of Form 10-K or Form 10-Q or the filing or furnishing of a Form 8-K containing material non-public information (excluding a Form 8-K that discloses only a material new option award grant) or on any such date when Teradyne is in possession of material non-public information.

Clawback Policy	• Permits the recovery of incentive compensation paid to executive officers in the event of a financial restatement that is compliant with Nasdaq listing standards and SEC requirements.
•
Applies to all executive officers and allows recoupment of performance-based cash and equity awards if we are required to restate our financial statements due to Teradyne’s material noncompliance with any financial reporting requirement under applicable securities laws.

Approach to Determining Compensation

Our Compensation Decision-Making Process

In January 2025, the Compensation Committee reviewed the performance of the named executive officers during 2024 and conducted its annual assessment of executive compensation. In addition to the executive officers' performance during 2024, the Compensation Committee considered peer group data provided by Compensia, its independent executive compensation consultant, as well as global survey data in setting executive compensation for 2025.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 60

Executive Compensation

Compensation Factors

In setting compensation levels for the executive officers (or in the case of the Chief Executive Officer, in making recommendations about such levels to the independent members of the Board), the Compensation Committee takes into account the factors described in the table below.

COMPENSATION FACTORS

Internal Equity	Competitive Market Data(1)	Other Benefits Provided(2)
Individual and Corporate Performance	General and Industry-Specific Business Environment	Roles and Responsibilities of Each Executive Officer

(1)
Drawn from peer company and survey information described below.
(2)
Includes consideration of the expense of the executive officers’ retirement benefits.

Model Cash Compensation

Model cash compensation includes base salary and performance-based variable cash compensation measured at target. Base salary is designed to attract and retain talented executives and to provide a stable source of income. Variable cash compensation links the executive officers’ additional cash compensation to Teradyne’s annual financial and strategic performance objectives and motivates the executive officers to achieve Teradyne’s financial, operating and growth goals that are designed to align with shareholder interests.

Each January, the Compensation Committee sets model cash compensation for each executive officer, other than the Chief Executive Officer. The independent members of the Board set the model cash compensation for the Chief Executive Officer. The goal for such model cash compensation for each executive officer is that it should be competitive with that of individuals holding similar roles and responsibilities as reflected by the peer group and global survey data. The Compensation Committee and the Board also consider the performance of Teradyne relative to its peers, individual executive officer performance, the role and responsibilities of the executive officer and other benefits available to the executive officers, including Teradyne’s Profit Bonus Plan.

Annual Equity Awards

Prior to the beginning of each year, the Compensation Committee also approves an overall annual equity budget to be used for awards to executive officers, directors and employees, including new hires. Various factors are used in determining the annual equity award budget, including the total projected compensation expense to be incurred as a result of the equity awards, “overhang” from previously issued and outstanding awards, burn rates and competitive market data from the peer group, global survey data and compensation surveys. The Compensation Committee uses the stock price on the date of grant methodology as its calculation of the value of the awards for purposes of comparison with the equity values for peer companies and with prior year equity values for the named executive officers.

The independent members of the Board determine the award types and grant date value for the Chief Executive Officer and the Compensation Committee determines the award types and grant date value for each other executive officer. Management approves equity awards for all other employees within the overall equity budget pursuant to a delegation of authority from the Compensation Committee.

Role of the Compensation Committee

The Compensation Committee’s role is to fulfill certain responsibilities of the Board relating to compensation for Teradyne’s executive officers, and to review and oversee the administration of equity-based incentives, profit bonus plan, deferred compensation, retirement and pension plans, and other compensatory plans. The Compensation Committee recommends all aspects of the Chief Executive Officer's compensation to the independent members of the Board and is also responsible for approving all aspects of the other executive officers’ compensation. The Compensation Committee has the authority to select, retain and terminate compensation consultants, independent counsel and such other advisors as it determines to be necessary to carry out its responsibilities and to approve the fees and other terms of retention of any such advisors.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 61

Executive Compensation

In 2025, as in prior years, the Compensation Committee retained Compensia, an executive compensation consulting firm, to assist it in carrying out its duties and responsibilities regarding executive and non-employee director compensation. In 2025, this engagement involved preparing (1) an executive officer compensation competitive analysis; (2) a director compensation competitive analysis; (3) a peer group analysis; and (4) a tally sheet analysis for executive officers. Compensia also assists the Compensation Committee in developing and understanding the design of our incentive compensation programs. To maintain the independence of its advice, Compensia provides no services to Teradyne other than the services provided to the Compensation Committee. In addition, the Compensation Committee annually conducts a conflict-of-interest assessment for Compensia and any other independent advisors engaged during the year using the factors applicable to compensation consultations under SEC rules and the Nasdaq listing standards, and, for 2025, no conflict of interest was identified.

The Compensation Committee also uses proprietary compensation surveys prepared by Radford, a global compensation consultant focused on technology companies.

Role of Executive Officers in Determining Executive Pay

The Chief Executive Officer makes individual compensation recommendations for the other executive officers to the Compensation Committee for its review and consideration. The Compensation Committee’s compensation consultant and members of Teradyne’s Human Resources department provide competitive market information to the Compensation Committee for comparative purposes. The executive officers do not determine any element of their own compensation or their total compensation amount.

Competitive Positioning

To ensure its compensation is competitive, Teradyne makes extensive use of comparative data for its worldwide employee programs and its executive officer compensation. This includes data gathered from surveys, the Compensation Committee’s compensation consultant, and public filings.

For purposes of determining 2025 compensation, the Compensation Committee asked Compensia to develop a competitive analysis of Teradyne’s peer companies, to analyze executive pay packages and to advise on the relationship of Teradyne’s short-term and long-term performance incentives to total compensation. In August 2024, Compensia recommended to the Compensation Committee a peer group that reflects organizations of comparable size (approximately $1.3 billion to $5.4 billion in revenue and approximately $7.0 billion to $70.0 billion market capitalization) and operations (product type and geographic scope) to Teradyne and that provides an appropriate sample size for comparisons. The Compensation Committee reviewed and approved a peer group that included the 18 companies listed below:

Teradyne 2025 Peer Group
Cadence Design Systems	Monolithic Power Systems(1)
Cirrus Logic(1)	ON Semiconductor
Cognex	PTC
Entegris	Qorvo
Fortive	Rockwell Automation
Keysight Technologies	Skyworks Solutions
Marvell Technology	Teledyne Technologies
Microchip Technology	Trimble Navigation
MKS Instruments	Zebra Technologies

(1)
For 2025, the Compensation Committee revised our peer group to (i) exclude KLA-Tencor as its revenue and market capitalization were determined to be disproportionate compared to Teradyne and (ii) add Cirrus Logic and Monolithic Power Systems as their revenue and market capitalization were more appropriate for purposes of comparison with Teradyne’s business profile and otherwise met the criteria required for inclusion in the peer group.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 62

Executive Compensation

At the time the peer group was approved, Teradyne was below the median of the peer group in terms of revenue (20th percentile), and above the median of the peer group in terms of market capitalization (58th percentile).

Fiscal Year 2026 Compensation Decisions

After considering feedback from our shareholders, evaluating the practices of our peers, and confirming alignment with our compensation philosophy, the Compensation Committee, for all NEOs other than the CEO, and the Board, for the CEO, approved certain changes to the performance‑based restricted stock units that vest based on relative total shareholder return and that were granted to our executive officers in fiscal 2026 (the “2026 TSR PSUs”).

Beginning with the 2026 TSR PSUs, we will measure relative total shareholder return using the S&P 500 Index rather than the New York Stock Exchange Composite Index. The 2026 TSR PSUs will be measured on a percentile basis versus companies represented in the S&P 500, with payouts ranging from 0% of target at the 10th percentile to 200% of target at the 90th percentile. The Compensation Committee and the Board believe these changes strengthen the alignment of pay and performance by using a widely recognized, transparent benchmark and a payout structure that reflects our NEOs’ ability to drive sustainable growth and long‑term value creation.

Executive Compensation Risk Management

The following characteristics of our executive compensation program work to reduce the possibility of our executive officers, either individually or as a group, making excessively risky business decisions that could maximize short-term results at the expense of long-term value:

•
Compensation allocation between fixed and variable, annual and long-term, and cash and equity compensation encourages strategies and actions that are in Teradyne’s long-term best interests;
•
Base salaries are positioned to be consistent with executive officers’ responsibilities, so they are not motivated to take excessive risks to achieve financial security;
•
Incentive awards are determined based on a variety of performance indicators, thus diversifying the risk associated with any single performance factor;
•
Design of long-term compensation program rewards executive officers for driving sustainable, profitable growth for shareholders;
•
Vesting periods for equity compensation awards encourage executive officers to focus on sustained stock price appreciation;
•
Incentive plans are not overly leveraged with maximum payout caps and have design features that are intended to balance pay for performance with an appropriate level of risk-taking;
•
Clawback policy, which provides for the recoupment of incentive compensation paid to executive officers in the event of a restatement of our financial statements;
•
Prohibition on hedging and pledging of shares by our executive officers and directors to reduce risks to shareholder value; and
•
Stock ownership guidelines, which align the interests of our executive officers with those of our shareholders, and promote accountability and mitigate excessive risk taking in long-term decision making.

Compensation Committee Report

The Compensation Discussion and Analysis has been reviewed with management. Based on the review and discussion with management, the Compensation Committee has recommended to the Board of Directors (and the Board approved) that the Compensation Discussion and Analysis be included in this proxy statement and in the 2025 Form 10-K.

COMPENSATION COMMITTEE

Peter Herweck (Chair)

Drew Henry

Marilyn Matz

Bridget van Kralingen

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 63

Executive Compensation

Compensation Risk Assessment

Our Compensation Committee aims to establish company-wide compensation policies and practices that reward contributions to long-term shareholder value and do not promote unnecessary or excessive risk-taking. In furtherance of this objective, our Compensation Committee conducted an annual assessment of our company-wide compensation arrangements. The assessment process included, among other things, a review of:

•
Our compensation philosophy;
•
Comparative compensation at peer group companies;
•
Our core compensation element mix; and
•
The terms and payments under our cash and equity incentive plans.

Based upon this assessment, our Compensation Committee believes that our company-wide compensation policies and practices are reasonable and encourage appropriate behaviors without creating risks that are reasonably likely to have a material adverse effect on us.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee for the full fiscal year 2025 were Peter Herweck, Marilyn Matz, and Bridget van Kralingen. Paul J. Tufano served on the Compensation Committee during fiscal year 2025 up through the May 8, 2025 Annual Shareholder Meeting. Drew Henry became a member of the Compensation Committee on his appointment to the Board on July 1, 2025. No member of this committee was at any time during fiscal year 2025 or at any other time an officer or employee of the Company, and no member of this committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Compensation Committee during fiscal year 2025.

Executive Compensation Tables

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers during the fiscal years ended December 31, 2025, 2024 and 2023, respectively.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Gregory S. Smith	2025	$959,457	$—	$10,186,513	$1,033,335	$1,914,283	$—	$14,000	$14,107,588
President and	2024	$925,000	$—	$8,487,013	$925,013	$1,409,830	$—	$13,800	$11,760,656
Chief Executive Officer	2023	$850,000	$—	$7,445,275	$750,024	$1,050,810	$—	$14,328	$10,110,437

Sanjay Mehta	2025	$626,584	$—	$3,351,897	$340,010	$1,014,528	$—	$48,038	$5,381,057
Vice President, Chief	2024	$640,000	$—	$3,119,682	$340,013	$663,880	$—	$45,981	$4,809,556
Financial Officer & Treasurer	2023	$600,000	$—	$3,573,745	$360,002	$510,599	$—	$23,559	$5,067,905

Michelle Turner	2025	$118,154	$200,000	$7,938,546	$680,016	$169,088	$—	$210,481	$9,316,285
Vice President, Chief	2024	$—	$—	$—	$—	$—	$—	$—	$—
Financial Officer & Treasurer	2022	$—	$—	$—	$—	$—	$—	$—	$—

Ryan Driscoll	2025	$457,456	$—	$1,183,168	$120,019	$637,474	$—	$14,000	$2,412,116
Vice President, General	2024	$425,000	$—	$734,114	$80,025	$417,869	$—	$14,550	$1,671,558
Counsel and Secretary	2023	$—	$—	$—	$—	$—	$—	$—	$—

Shannon Poulin	2025	$526,571	$1,000,000	$3,090,903	$350,009	$814,295	$—	$261,321	$6,043,100
President, Semiconductor	2024	$—	$—	$—	$—	$—	$—	$—	$—
Test	2023	$—	$—	$—	$—	$—	$—	$—	$—

Regan Mills	2025	$305,953	$—	$550,072	$—	$422,979	$2,119	$22,391	$1,303,514
President, Product Test	2024	$—	$—	$—	$—	$—	$—	$—	$—
	2023	$—	$—	$—	$—	$—	$—	$—	$—

(1)
The amounts reported in the “Salary” column represent the annual base salary amounts earned by each named executive officer during the applicable fiscal year, and include amounts deferred under the 401(k) Plan or the Supplemental Savings Plan. The amount shown for each named executive officer’s base salary in 2025 is the resulting base salary actually paid for the named executive officer in 2025.

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Executive Compensation

(2)
The amounts shown in the "Bonus" column reflect the sign-on bonus paid to Ms. Turner and Mr. Poulin upon their employment with the Company.
(3)
The amounts reported in the “Stock Awards” column represent the fair value of the time-based and performance-based RSU awards on the date of grant, calculated in accordance with FASB ASC Topic 718, disregarding the effect of estimated forfeitures and taking into account the probable outcome of performance conditions where applicable. The amounts reported in the “Stock Awards” column do not reflect the amount of compensation actually received by the named executive officer during the applicable fiscal year. The maximum value on the date of grant of performance-based RSUs granted to the named executive officers, assuming the highest level of performance conditions is achieved for 2025, 2024 and 2023 is as set forth in the table below.

Maximum Possible Value of PSUs Using Grant Date Fair Value	Gregory S. Smith	Sanjay Mehta	Michelle Turner	Ryan Driscoll	Shannon Poulin	Regan Mills
2025	12,400,000	4,080,000	8,160,000	1,440,000	4,200,058	—
2024	11,100,174	4,080,174	—	960,153	—	—
2023	9,000,108	4,320,068	—	—	—	—

The number of performance-based RSUs that are earned will be determined by the Compensation Committee and the independent members of the Board, following the completion of the applicable three-year performance period, pursuant to the TSR and PBIT formulas (for performance-based RSUs granted in 2025, as described above in “2025 Equity Awards”). For a discussion of the assumptions underlying these valuations, please see Note R to the Consolidated Financial Statements included in the 2025 Form 10-K.

(4)
The amounts reported in the “Option Awards” column represent the fair value of the award on the date of grant calculated in accordance with FASB ASC Topic 718, disregarding the effect of estimated forfeitures. For a discussion of the assumptions underlying these valuations, please see Note R to the Consolidated Financial Statements included in the 2025 Form 10-K.
(5)
The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent amounts earned under the performance-based variable cash compensation program and our Profit Bonus Plan for the applicable year.
(6)
The amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column represent the aggregate change in the actuarial present value of the named executives’ accumulated benefit under all defined benefit pension plans. No named executive officer is currently accruing benefits under our defined benefit pension plans; however, Mr. Mills has a frozen accrued pension benefit equal to $321.18 monthly.
(7)
The amounts reported in the “All Other Compensation” column represent the following amounts for 2025 for the named executive officers:

	Company Contributions to Defined Contribution Plans (1)	Relocation Expenses (2)	Tax Assistance for Business-Related Items (2)	Total-All Other Compensation
Gregory S. Smith	$14,000	$—	$—	$14,000
Sanjay Mehta	$48,038	$—	$—	$48,038
Michelle Turner	$—	$150,000	$60,481	$210,481
Ryan Driscoll	$14,000	$—	$—	$14,000
Shannon Poulin	$14,000	$150,000	$97,321	$261,321
Regan Mills	$22,391	$—	$—	$22,391

(1)
For Messrs. Mehta and Mills, amount reflects Company matching contributions to the 401(k) Plan and Supplemental Savings Plan; for each other named executive officer, amount reflects Company matching contributions to the 401(k) Plan.
(2)
In 2025, Ms. Turner and Mr. Poulin relocated to Massachusetts in connection with their respective appointments as CFO and President, Semiconductor Test. The Company provided these benefits to Ms. Turner and Mr. Poulin to facilitate their relocating to fill key leadership roles at the Company.

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Grants of Plan-Based Awards Table for 2025

The following table sets forth information concerning plan-based awards granted to the named executive officers during the fiscal year ended December 31, 2025.

Name	Date Approv- ed	Grant Date	Type of Award (1)	Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (8)
				Threshold	Target	Maximum	Threshold	Target	Maximum
Gregory S. Smith			VC (2)	$—	$1,225,000	$2,450,000	—	—	—	—	—	—	$—
			PBP(3)	$—	$132,300	$396,900	—	—	—	—	—	—	$—
	1/28/25	1/31/25	PRSU (4)	$—	$—	$—	—	53,466	106,932	—	—	—	$6,200,000
	1/28/25	1/31/25	RSU (5)	$—	$—	$—	—	—	—	26,773	—	—	$3,100,046
	1/28/25	1/31/25	SO (6)	$—	$—	$—	—	—	—	—	23,143	$115.79	$1,033,335

Sanjay Mehta			VC (2)	$—	$640,000	$1,280,000	—	—	—	—	—	—	$—
			PBP(3)	$—	$76,800	$230,400	—	—	—	—	—	—	$—
	1/28/25	1/31/25	PRSU (4)	$—	$—	$—	—	17,619	35,238	—	—	—	$2,040,000
	1/28/25	1/31/25	RSU (5)	$—	$—	$—	—	—	—	8,810	—	—	$1,020,110
	1/28/25	1/31/25	SO (6)	$—	$—	$—	—	—	—	—	7,615	$115.79	$340,010

Michelle Turner			VC (2)	$—	$640,000	$1,280,000	—	—	—	—	—	—	$—
			PBP(3)	$—	$76,800	$230,400	—	—	—	—	—	—	$—
	10/24/25	11/3/25	PRSU (4)	$—	$—	$ —	—	22,288	44,576	—	—	—	$4,080,264
	10/24/25	11/3/25	RSU (5)	$—	$—	$ —	—	—	—	11,144	—	—	$2,040,132
	10/24/25	11/3/25	SO (6)	$—	$—	$ —	—	—	—	—	9,156	$183.07	$680,016

Ryan Driscoll			VC (2)	$—	$397,163	$794,325	—	—	—	—	—	—	$—
			PBP(3)	$—	$51,865	$155,595	—	—	—	—	—	—	$—
	1/28/25	1/31/25	PRSU (4)	$—	$—	$—	—	6,219	12,438	—	—	—	$720,098
	1/28/25	1/31/25	RSU (5)	$—	$—	$—	—	—	—	3,110	—	—	$360,107
	1/28/25	1/31/25	SO (6)	$—	$—	$—	—	—	—	—	2,688	$115.79	$120,019

Shannon Poulin			VC (2)	$—	$578,500	$1,157,000	—	—	—	—	—	—	$—
			PBP(3)	$—	$73,710	$221,130	—	—	—	—	—	—	$—
	5/8/25	4/1/25	PRSU (4)	$—	$—	$—	—	25,421	50,842	—	—	—	$2,100,029
	5/8/25	4/1/25	RSU (5)	$—	$—	$—	—	—	—	12,711	—	—	$1,050,056
	5/8/25	4/1/25	SO (6)	$—	$—	$—	—	—	—	—	11,375	$82.61	$350,009

Regan Mills			VC (2)	$—	$272,000	$544,000	—	—	—	—	—	—	$—
			PBP(3)	$—	$35,520	$106,560	—	—	—	—	—	—	$—
			PRSU (4)	$—	$—	$—	—	—	—	—	—	—	$—
	1/28/25	1/31/25	RSU (5)	$—	$—	$—	—	2,591	—	—	—	—	$300,012
	5/8/25	4/1/25	RSU (7)	$—	$—	$—	—	3,027	—	—	—	—	$250,060

(1)
Type of Award:

VC – Variable Cash Compensation

PBP – Profit Bonus Plan

PRSU – Performance-based Restricted Stock Units

RSU – Time-based Restricted Stock Units

SO – Stock Options

(2)
The amounts reported represent the target and maximum payout levels for the variable cash compensation awards granted in 2025; the actual payouts for these awards are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(3)
The amounts reported represent the target payout levels for the Profit Bonus Plan awards granted to named executive officers in 2025. The actual payouts for these awards are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(4)
The amounts reported represent the target and maximum number of performance-based RSUs granted in 2025. The final number of shares earned in respect of performance-based RSUs granted in 2025 will be determined by the Compensation Committee and the independent directors following the completion of the three-year performance period pursuant to the TSR and PBIT formulas described above in “2025 Equity Awards”, and will vest generally subject to continued employment through the later of the third anniversary of the date of grant and the date the Compensation Committee and the independent directors determine the number of shares earned.
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Executive Compensation

(5)
The time-based RSUs granted in 2025 vest in equal installments annually over four years, commencing on the first anniversary of the date of grant, generally subject to continued employment through each vesting date.
(6)
The stock options granted in 2025 vest in equal installments annually over four years, commencing on the first anniversary of the date of grant, generally subject to continued employment through each vesting date, and have a term of seven years from the date of grant.
(7)
These additional time-based RSUs were granted to Mr. Mills on his promotion to President, Product Test. The time-based RSUs granted in 2025 vest in equal installments annually over four years, commencing on the first anniversary of the date of grant, generally subject to continued employment through each vesting date.
(8)
See footnotes (2) and (3) to the Summary Compensation Table above.

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Executive Compensation

Outstanding Equity Awards at Fiscal Year-End Table for 2025

The following table sets forth information concerning the outstanding equity awards held by the named executive officers at the fiscal year ended December 31, 2025.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (15)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (19)
Gregory S. Smith	4,597	—		$72.10	01/24/27
	3,279	—		$113.48	01/29/28
	2,884	962	(1)	$112.12	01/28/29
	9,169	9,169	(2)	$103.44	01/27/30
	6,166	18,501	(3)	$95.14	02/01/31
	—	23,143	(4)	$115.79	01/31/32
						1,004	$199,695.60	(7)
						10,876	$2,163,236.40	(8)
						21,876	$4,351,136.40	(9)
						26,773	$5,325,149.70	(10)
						59,475	$14,210,956.50	(14)
									58,336	$11,603,030.40	(15)
									53,466	$10,634,387.40	(16)

Sanjay Mehta	4,919	—		$113.48	01/29/28
	4,806	1,603	(1)	$112.12	01/28/29
	4,401	4,401	(2)	$103.44	01/27/30
	2,266	6,801	(3)	$95.14	02/01/31
	—	7,615	(4)	$115.79	01/31/32	1,673	$332,760.00	(7)
						5,221	$1,038,457.00	(8)
						8,042	$1,599,554.00	(9)
						8,810	$1,752,309.00	(10)
						28,548	$6,821,259.12	(14)
									21,443	$4,265,012.70	(15)
									17,619	$3,504,419.00	(16)

Michelle Turner	—	9,156	(5)	$183.07	11/03/32
						11,144	$2,216,541.60	(11)

									22,287	$4,432,884.30	(17)

Ryan Driscoll	533	1,601	(3)	$95.14	02/01/31
	—	2,688	(4)	$115.79	01/31/32	235	$46,741.50	(7)
						653	$129,881.70	(8)
						1,893	$376,517.70	(9)
						3,110	$618,579.00	(10)

									5,046	$1,003,649.40	(15)
									6,219	$1,236,959.10	(16)

Shannon Poulin
	—	11,375	(6)	$82.61	04/01/32

						12,711	$2,528,217.90	(12)

									25,421	$5,056,236.90	(18)

Regan Mills	—	—
						549	$109,196.10	(7)
						1,112	$221,176.80	(8)
						1,578	$313,864.20	(9)
						2,591	$515,349.90	(10)
						3,027	$602,070.30	(13)

(1)
For each named executive officer, the vesting dates for options granted on January 28, 2022 are as follows: twenty-five percent (25%) of the options vested on January 28, 2023, January 28, 2024 and January 28, 2025 and twenty-five percent (25%) will vest on January 28, 2026, generally subject to continued employment.
(2)
For each named executive officer, the vesting dates for options granted on January 27, 2023 are as follows: twenty-five percent (25%) of the options vested on each of January 27, 2024 and January 27, 2025, and twenty-five percent (25%) of the options will vest on each of January 27, 2026 and January 27, 2027, generally subject to continued employment.

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(3)
For each named executive officer, the vesting dates for options granted on February 1, 2024 are as follows: twenty-five percent (25%) of the options vested on February 1, 2025 and twenty-five percent (25%) of the options will vest on each of February 1, 2026, February 1, 2027 and February 1, 2028, generally subject to continued employment.
(4)
For each named executive officer, the vesting dates for options granted on January 31, 2025, are as follows: twenty-five percent (25%) of the options vested on January 31, 2026, and twenty-five percent (25%) of the options will vest on each of January 31, 2027, January 31, 2028 and January 31, 2029, generally subject to continued employment.
(5)
For Ms. Turner, the vesting dates for options granted on November 3, 2025, are as follows: twenty-five percent (25%) of the options vested on November 3, 2026 and twenty-five percent (25%) of the options will vest on each of November 3, 2027, November 3, 2028 and November 3, 2029 generally subject to continued employment.
(6)
For Mr. Poulin, the vesting dates for options granted on April 1, 2025, are as follows: twenty-five percent (25%) of the options vested on April 1, 2026 and twenty-five percent (25%) of the options will vest on each of April 1, 2027, April 1, 2028 and April 1, 2029 generally subject to continued employment.
(7)
For each named executive officer, the vesting dates for time-based RSUs granted on January 28, 2022 are as follows: twenty-five percent (25%) of the RSUs vested on each of January 28, 2023, January 28, 2024 and January 28, 2025 and twenty-five percent (25%) of the RSUs will vest on January 28, 2026, generally subject to continued employment.
(8)
For each named executive officer, the vesting dates for time-based RSUs granted on January 27, 2023 are as follows: twenty-five percent (25%) of the RSUs vested on each of January 27, 2024 and January 27, 2025 and twenty-five percent (25%) of the RSUs will vest on each of January 27, 2026 and January 27, 2027, generally subject to continued employment.
(9)
For each named executive officer, the vesting dates for time-based RSUs granted on February 1, 2024 are as follows: twenty-five percent (25%) of the RSUs vested on February 1, 2025 and twenty-five percent (25%) of the options will vest on each of February 1, 2026, February 1, 2027, and February 1, 2028, generally subject to continued employment.
(10)
For each named executive officer, the vesting dates for time-based RSUs granted on January 31, 2025 are as follows: twenty-five percent (25%) of the RSUs vested on January 31, 2026, and twenty-five percent (25%) of the time-based RSUs will vest on each of January 31, 2027, January 31, 2028, and January 31, 2029, generally subject to continued employment.
(11)
For Ms. Turner, the vesting dates for her time-based RSUs granted on November 3, 2025 are as follows: twenty-five percent (25%) of the RSUs will vest on each of November, 3, 2026, November 3, 2027, November 3, 2028 and November 3, 2029, generally subject to continued employment.
(12)
For Mr. Poulin, the vesting dates for his time-based RSUs granted on April 1, 2025 are as follows: twenty-five percent (25%) of the RSUs will vest on each of April 1, 2026, April 1, 2027, April 1, 2028 and April 1, 2029, generally subject to continued employment.
(13)
For Mr. Mills, the vesting dates for his additional time-based RSUs granted on April 1, 2025 in connection with his promotion to President, Product Test, are as follows: twenty-five percent (25%) of the RSUs will vest on each of April 1, 2026, April 1, 2027, April 1, 2028 and April 1, 2029, generally subject to continued employment.
(14)
Represents the number of earned shares with respect to the performance-based RSUs awarded in 2023, which were determined by the Compensation Committee and the independent directors following the end of the measurement period (December 31, 2025), pursuant to the performance metrics approved by the Compensation Committee for the 2023 grant, with the performance-based RSUs based on TSR earned at 200% of target and performance-based RSUs based on three-year cumulative PBIT earned at 73.42% of target, as further described above in “2026 Determination of Performance Achievement for 2023 Performance-Based RSU Grant”. The earned performance-based RSUs vested upon the three-year anniversary of the initial 2023 performance-based RSU grant date (January 27, 2026).
(15)
Pursuant to SEC rules, represents the performance-based RSUs awarded in 2024, assuming the highest level of performance conditions is achieved because performance is trending above target performance. The final number of performance-based RSUs awarded in 2024 will be determined by the Compensation Committee and the independent directors following the end of the measurement period (ending December 31, 2026) pursuant to the performance metrics approved by the Compensation Committee for the 2024 grant. The performance-based RSUs earned will vest upon the later of the three-year anniversary of the initial 2024 performance-based RSU grant date (February 1, 2027) and the date the Compensation Committee and the independent directors determine the number of shares earned, generally subject to continued employment through such date.
(16)
Pursuant to SEC rules, represents the performance-based RSUs awarded in 2025, assuming the highest level of performance conditions is achieved because performance is trending above target performance. The final number of performance-based RSUs awarded in 2025 will be determined by the Compensation Committee and the independent directors following the end of the measurement period (ending December 31, 2027) pursuant to the performance metrics approved by the Compensation Committee for the 2025 grant and described above in “2025 Equity Awards”. The performance-based RSUs earned will vest upon the later of the three-year anniversary of the initial 2025 performance-based RSU grant date (January 31, 2028) and the date the Compensation Committee and the independent directors determine the number of shares earned, generally subject to continued employment through such date.
(17)
Pursuant to SEC rules, represents the performance-based RSUs awarded to Ms. Turner on November 3, 2025, assuming the highest level of performance conditions is achieved because performance is trending above target performance. The final number of performance-based RSUs awarded to Ms. Turner on November 3, 2025 will be determined by the Compensation Committee following the end of the measurement period (December 31, 2027). Ms. Turner’s performance-based RSUs will vest on the three-year anniversary date of the grant (November 3, 2028), generally subject to continued employment through such date.
(18)
Pursuant to SEC rules, represents the performance-based RSUs awarded to Mr. Poulin on April 1, 2025, assuming the highest level of performance conditions is achieved because performance is trending above target performance. The final number of performance-based RSUs awarded to Mr. Poulin on April 1, 2025 will be determined by the Compensation Committee following the end of the measurement period

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(December 31, 2027). Mr. Poulin’s performance-based RSUs will vest on the three-year anniversary of the date of the grant (April 1, 2028), generally subject to continued employment through such date.
(19)
Amounts have been determined based on the closing price of a share of Teradyne common stock on December 26, 2025 ($198.90).

Option Exercises and Stock Vested Table for 2025

The named executive officers exercised stock options during 2025 and vested in certain RSUs previously granted. The following table shows: (1) the number of shares acquired upon exercise of stock options and the value realized on exercise during 2025; and (2) the number of shares acquired as a result of the vesting of time- and performance-based RSUs and the value realized on vesting during 2025:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)

Gregory S. Smith	2,072	$290,702	18,541	$2,172,802
Sanjay Mehta	—	$—	14,842	$1,776,569
Michelle Turner	—	$—	—	$—
Ryan Driscoll	—	$—	1,412	$164,823
Shannon Poulin	—	$—	—	$—
Regan Mills	—	$—	2,137	$254,020

(1)
The value realized on exercise equals the difference between (a) the closing price per share of our common stock on or prior to the date of exercise if the shares were held, and (b) the applicable exercise price of such stock options.
(2)
The value realized on vesting equals the closing price per share of our common stock as reported on the vesting date multiplied by the gross number of shares acquired on vesting.

Retirement and Post-Employment Tables

Pension Benefits Table for 2025

The Company offers a qualified Retirement Plan. In 1999, the Company closed the plan to new members.

Similar to most pension plans, Teradyne's Retirement Plan was designed such that the annual present value of the accrued benefit associated with the plan increases significantly as an employee both approaches retirement and increases his or her years of service. Other factors, that can influence year-on-year changes include one-time items such as discount rate changes, information updates, or mortality rate changes.

None of our named executive officers are accruing benefits under the Retirement Plan; however, Mr. Mills has a frozen accrued pension benefit equal to $328.18 monthly. The table below shows the present value, as of December 31, 2025, of accumulated benefits payable to our named executive officers under the Retirement Plan. As shown below, only Mr. Mills is entitled to benefits under the Retirement Plan. To calculate the present value of the accumulated benefit under the Retirement Plan, Teradyne's actuaries used the same assumptions as used in Teradyne's financial statements for the fiscal year ended December 31, 2025, a discount rate of 5.30% for the Retirement Plan.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefits

Regan Mills	Retirement Plan	28	$26,738

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Nonqualified Deferred Compensation Table for 2025

The Company maintains the Supplemental Savings Plan, which allows certain eligible employees who are actively employed by Teradyne to defer compensation in excess of limits under the 401(k) Plan and to receive supplemental matching contributions from the Company. In addition, employees who participate in the variable cash compensation plan may defer up to 85% of each year’s variable cash compensation payment into the Supplemental Savings Plan. The Supplemental Savings Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or “highly compensated employees” as defined in ERISA. In general, under the Supplemental Savings Plan, distribution of the deferrals and the vested matching contributions are made in one lump sum upon the participant’s retirement, disability or other termination of employment. In addition to the conditions of the Supplemental Savings Plan itself, certain restrictions are imposed by Section 409A of the Code regarding when participants will receive distributions under the Supplemental Savings Plan.

Because the Supplemental Savings Plan is intended to be an ERISA excess plan, the investment options available to participants are similar to those provided in the 401(k) Plan. Employees select the investment options from a portfolio of mutual funds. The earnings are credited based on the actual performance of the selected mutual funds.

The table below shows the aggregate balance of the deferred compensation amounts in the Supplemental Savings Plan for each named executive officer as of December 31, 2025 (only Messrs. Mehta, Mills, and Driscoll participated in this plan as of this date).

Name	Executive Contributions in 2025 (1)	Employer Contributions in 2025 (2)	Aggregate Earnings in 2025	Aggregate Withdrawals / Distributions	Aggregate Balance at 12/31/2025 (3)

Gregory S. Smith	$—	$—	$—	$—	$—
Sanjay Mehta	$543,037	$34,038	$150,949	$—	$1,908,323
Michelle Turner	$—	$—	$—	$—	$—
Ryan Driscoll	$—	$—	$93,512	$—	$587,287
Shannon Poulin	$—	$—	$—	$—	$—
Regan Mills	$298,341	$8,391	$163,803	$353,550	$1,231,641

(1)
These amounts appear in the Summary Compensation Table in the “Salary” and/or “Non-Equity Incentive Plan Compensation” columns for fiscal year 2025.
(2)
These amounts are included in the Summary Compensation Table in the “All Other Compensation” column.
(3)
The following table lists the amounts of each named executive officer’s contributions to the Supplemental Savings Plan that were previously reported in the Summary Compensation Table in the “Salary” and/or “Bonus” columns for fiscal years prior to fiscal year 2025:

	Gregory S. Smith	Sanjay Mehta	Michelle Turner	Ryan Driscoll	Shannon Poulin	Regan Mills

Total Employee Contributions	—	$1,037,505	$—	18,757	$—	$—

Post-Termination Compensation Table

Change in Control Agreements

Teradyne maintains Change in Control Agreements with each of the named executive officers (the “Change in Control Agreements”). Under the Change in Control Agreements, in the event the employment of a named executive officer is terminated without cause or the named executive officer terminates their employment for good reason (each as defined in the Change in Control Agreement) within two years following, or three months prior and in contemplation of, a defined change in control of Teradyne, they will receive the following payments and/or benefits, subject to the named executive officer providing a general release of claims in favor of the Company and continued compliance with restrictive covenants:

•
Immediate vesting of all outstanding and unvested equity awards (for performance-based equity awards, the vesting will be calculated assuming payout at the target level);
•
Cash awards for the year of termination calculated at the target level and pro-rated, by month, up to the date of termination;
•
Salary continuation for two years based on the named executive officers’ annual model cash compensation (both base salary and target variable cash compensation) at the time of termination; and
•
Health, dental and vision plan insurance coverage for two years, provided on the same terms as those in effect on the date of termination.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 71

Executive Compensation

The Change in Control Agreements provide that the salary continuation may be suspended, and prior payments recouped, if a named executive officer breaches the two-year non-competition and non-solicitation covenants contained in the Change in Control Agreement.

No Change in Control Agreement includes a provision for a tax gross-up payment. Amounts otherwise payable under the Change in Control Agreements will be reduced, to the extent necessary, so as not to constitute “excess parachute payments” within the meaning of Section 280G of the Code.

Chief Executive Officer Severance Agreement

Upon his appointment as Chief Executive Officer, Mr. Smith entered into an Agreement Regarding Termination Benefits (the “CEO Severance Agreement”). The term of this CEO Severance Agreement, entered into on February 1, 2023, is initially three years, and extends for additional one-year periods unless Teradyne gives notice of non-renewal to Mr. Smith. The CEO Severance Agreement contains a three-year post-employment customer and employee non-hire and non-solicitation covenant and a three-year post-employment non-competition covenant. In consideration of these covenants and subject to, among other conditions, Mr. Smith providing a general release of claims in favor of the Company, Mr. Smith is eligible to receive severance payments for two years at his annual model compensation rate (both base salary and variable cash compensation), continued vesting of non-performance based equity awards for two years and continued vesting of performance-based equity awards for three years, in each case, following his termination by the Company for any reason other than death, disability or cause, each as defined in the CEO Severance Agreement, or in a circumstance in which Mr. Smith would be eligible to receive payments pursuant to his Change in Control Agreement. During the two-year post-employment period, Mr. Smith is also eligible for ongoing health, dental and vision insurance plan coverage, provided on the same terms as those in effect at the date of his termination. If the Company terminates Mr. Smith’s employment due to his disability and Mr. Smith is not eligible to receive payments pursuant to his Change in Control Agreement, he is eligible to receive severance payments for two years, to the extent he is not eligible to receive disability insurance, and these payments will be reduced by any compensation Mr. Smith receives from other employment.

Former Chief Financial Officer Severance Agreement

Upon Mr. Mehta's appointment as Chief Financial Officer in 2019, Mr. Mehta entered into an Agreement Regarding Termination Benefits (the “Former CFO Severance Agreement”). The term of this Former CFO Severance Agreement, entered into on April 25, 2019, was initially three years, and extends for additional one-year periods unless Teradyne gives notice of non-renewal to Mr. Mehta. The Former CFO Severance Agreement contains a one-year, post-employment customer and employee non-hire and non-solicitation covenant and a one-year, post-employment non-competition covenant. In consideration of these covenants and subject to, among other conditions, Mr. Mehta providing a general release of claims in favor of the Company, Mr. Mehta is eligible to receive severance payments for one year at his annual model compensation rate (both base salary and variable cash compensation) following his termination by the Company for any reason other than death, disability or cause, each as defined in the Former CFO Severance Agreement, or in a circumstance in which Mr. Mehta would be eligible to payments pursuant to his Change in Control Agreement. During the one-year post-employment period, Mr. Mehta is also eligible for ongoing health, dental and vision insurance plan coverage, provided on the same terms as those in effect at the date of his termination. If the Company terminates Mr. Mehta’s employment due to his disability and Mr. Mehta is not eligible to receive payments pursuant to his Change in Control Agreement, he is eligible to receive severance payments for one year, to the extent he is not eligible to receive disability insurance, and these payments will be reduced by any compensation Mr. Mehta receives from other employment.

Other Arrangements

Other than the Chief Executive Officer and the Former Chief Financial Officer, none of the named executive officers have a severance agreement. Teradyne has a standard severance practice under which the Company may, in its discretion, offer severance payments to an employee, including a named executive officer, generally based on length of service. Any severance payments to named executive officers are conditioned upon the named executive officer entering into a written severance agreement containing customary obligations, such as non-competition, non-solicitation, non-disparagement and/or confidentiality obligations, and releasing Teradyne from any claims.

Details of the named executive officers’ participation in the Company’s retirement and deferred compensation plans are disclosed above in the Pension Benefits Table for 2025 and the Nonqualified Deferred Compensation Table for 2025.

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Executive Compensation

In addition, if a named executive officer dies or retires or if their employment is terminated without cause after at least ten years of service and having reached the age of 60, then (a) 100% of the shares issued upon settlement of a performance-based RSU grant awarded more than 365 days prior to the date of termination of employment will vest on the date the Compensation Committee determines the number of shares underlying the performance-based RSU grant that are earned at the end of the performance period and (b) a pro-rata portion (based on the number of days the named executive officer was employed by the Company during the 365 day period) of the shares issued upon settlement of a performance-based RSU grant awarded less than 365 days prior to the date of termination of employment will vest on the date the Compensation Committee determines the number of shares underlying the performance-based RSU grant that are earned at the end of the performance period.

Also, pursuant to the Executive Retirement Policy adopted by the Board in January 2024, if a named executive officer retires after reaching the age of 65 and has at least ten years of service to the Company, then (a) unvested time-based RSUs and unvested stock options granted prior to a named executive officer’s retirement will continue to vest and (b) any vested stock options as of the applicable retirement date or stock options that become vested pursuant to the Executive Retirement Policy may be exercised for the remainder of the generally applicable term of such option, which in all cases is no later than seven years from the respective dates of grant. Only a pro-rata portion (based on the number of days the named executive officer was employed by the Company during the 365-day period) of any time-based RSU award or stock option award granted less than 365 days prior to the executive officer’s last day of employment will continue to vest pursuant to the Executive Retirement Policy. Continued vesting of time-based RSUs and stock options following retirement is subject to the named executive officer’s continued compliance with any post-employment obligations to Teradyne, including a non-competition period.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 73

Executive Compensation

Potential Payments upon Termination or Termination Following a Change in Control

The following provides the details of potential payments and benefits that would be received by the named executive officers in the event of a termination of employment and/or a change in control, had the termination of employment and the change in control occurred on December 31, 2025. The following table does not reflect payments or benefits that are generally available to all salaried employees under standard company policies or benefits, such as the standard severance policy, subsidized rates for health, dental and vision programs for retirees, or long-term disability and life insurance.

	Reason for Termination (1)	Cash Severance (2)	Pro-rated Variable Cash Compensation (3)	Benefits Continuation (4)	Value of Accelerated or Continued Vesting of Equity (5)	Total
Gregory S. Smith	Change in Control	$—	$—	$—	$—	$—
	Change in Control and Qualifying Termination	$4,410,000	$1,225,000	$44,936	$46,317,862	$51,997,798
	Not for Cause	$4,410,000	$1,666,000	$44,936	$43,899,539	$50,020,475
	Disability	$4,410,000	$1,666,000	$—	$33,535,176	$39,611,176
	Death	$—	$1,666,000	$—	$48,557,212	$50,223,212
	Retirement	$—	$1,666,000	$—	$32,315,863	$33,981,863

Sanjay Mehta	Change in Control	$—	$—	$—	$—	$—
	Change in Control and Qualifying Termination	$2,560,000	$640,000	$75,968	$17,987,776	$21,263,744
	Not for Cause	$1,280,000	$—	$35,793	$0	$1,315,793
	Disability	$1,280,000	$870,400	$—	$14,170,399	$16,320,799
	Death	$—	$870,400	$—	$19,191,263	$20,061,663
	Retirement	$—	$—	$—	$—	$—

Michelle Turner	Change in Control	$—	$—	$—	$—	$—
	Change in Control and Qualifying Termination	$2,560,000	$106,667	$46,982	$6,566,951	$9,280,600
	Not for Cause	$—	$—	$—	$—	$—
	Disability	$—	$145,067	$—	$1,126,540	$1,271,607
	Death	$—	$145,067	$—	$2,950,390	$3,095,457
	Retirement	$—	$—	$—	$—	$—

Ryan Driscoll	Change in Control	$—	$—	$—	$—	$—
	Change in Control and Qualifying Termination	$1,728,825	$397,163	$75,968	$3,687,332	$5,889,288
	Not for Cause	$—	$—	$—	$—	$—
	Disability	$—	$540,141	$—	$1,903,381	$2,443,522
	Death	$—	$540,141	$—	$3,588,393	$4,128,534
	Retiremennt	$—	$—	$—	$—	$—

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 74

Executive Compensation

	Reason for Termination (1)	Cash Severance (2)	Pro-rated Variable Cash Compensation (3)	Benefits Continuation (4)	Value of Accelerated or Continued Vesting of Equity (5)	Total
Shannon Poulin	Change in Control	$—	$—	$—	$—	$—
	Change in Control and Qualifying Termination	$2,457,000	$482,083	$30,959	$8,642,886	$11,612,928
	Not for Cause	$—	$—	$—	$—	$—
	Disability	$—	$699,021	$—	$1,861,046	$2,560,067
	Death	$—	$699,021	$—	$7,429,615	$8,128,636
	Retirement	$—	$—	$—	$—	$—

Regan Mills	Change in Control	$—	$—	$—	$—	$—
	Change in Control and Qualifying Termination	$1,184,000	$272,000	$46,982	$1,714,361	$3,217,343
	Not for Cause	$—	$356,320	$—	$—	$356,320
	Disability	$—	$356,320	$—	$1,068,645	$1,424,965
	Death	$—	$356,320	$—	$1,714,361	$2,070,681
	Retirement	$—	$356,320	$—	$—	$356,320

(1)
Other than the entitlements in the Variable Compensation Plan and performance-based RSUs as described above, none of the named executive officers have an agreement to receive any salary continuation, bonus, benefits continuation, acceleration of equity or other payment in the event such named executive officer voluntarily terminates his or her employment with Teradyne without “Good Reason” or if the employment of that named executive officer is terminated by Teradyne for cause.
(2)
The amounts reported in this column for Not for Cause, Disability, Death, and Retirement reflect the pro-rated variable cash compensation that would be payable based on actual performance to each of the named executive officers; the amounts for Change in Control represent prorated variable cash bonuses at target for each of the named executive officers; the Not for Cause scenario assumes termination for Mr. Smith would also be considered a retirement.
(3)
The Change in Control amounts represent the value of the performance and non-performance-based RSUs and the in-the-money value of stock options that would accelerate upon termination of employment by the Company without cause or by the executive officer for good reason following a change in control as described above in the "Change in Control Agreements" section; performance awards are shown at target levels. Amounts for Not for Cause (for Mr. Smith), Death, and Retirement (for Mr. Smith) represent pro-rated values of performance-based RSUs granted in 2025 (based on target), full values of performance-based RSUs granted prior to 2025 (assuming target results for the 2024 awards and actual results for the 2023 awards), time-based RSUs, and the in-the-money value of stock options. Amounts for Disability reflect continued vesting while an employee is out on disability for a maximum of 24 months. Mr. Smith's amount upon termination of employment by the Company Not for Cause represents the value of the performance-based RSUs that would continue to vest for 36 months (target results for the 2024 and 2025 grants and actual results for the 2023 awards) and non-performance based RSUs and the in-the-money value of stock options that would continue to vest for 24 months.
(4)
Mr. Smith is eligible to receive a two-year severance payment, in the event of termination due to disability, to the extent he is not eligible to receive disability insurance, which payment is reduced by any compensation Mr. Smith receives from other employment.
(5)
Mr. Mehta is eligible to receive a one-year severance payment, in the event of termination due to disability, to the extent he is not eligible to receive disability insurance, which payment is reduced by any compensation Mr. Mehta receives from other employment.

CEO Pay Ratio

As required by Item 402(u) of Regulation S-K, Teradyne is providing the following information about the relationship of the annual total compensation of its employees to the annual total compensation of Mr. Smith, the Company’s Chief Executive Officer who was serving in such office on December 31, 2025. We have used the same median employee we identified for the fiscal year 2024 disclosure as there has not been a material change in our employee population or employee compensation arrangements since fiscal year 2024 that we reasonably believe would result in a significant change in our pay ratio disclosure. For our last completed fiscal year, which ended

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 75

Executive Compensation

December 31, 2025, a re-calculation of the median employee’s 2025 annual total compensation was conducted as required. The pay ratio information included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2025, Teradyne’s last completed fiscal year:

•
the median of the annual total compensation of all Teradyne employees (other than the Chief Executive Officer) was $117,600;
•
the annual total compensation of the Chief Executive Officer, as reported in the Summary Compensation Table of this proxy statement, was $14,107,588; and
•
the ratio of the annual total compensation of the Chief Executive Officer to the median of the annual total compensation of all employees was approximately 120:1.

To identify the median of the annual total compensation of all its employees (the “median employee”), the Company examined the target total cash compensation for all employees, excluding our Chief Executive Officer, who were employed by the Company on the Company’s determination date, November 30, 2023. “Target total cash compensation” consists of model cash compensation plus any target profit share payments. The Company used target total cash compensation for all employees as its consistently applied compensation measure because it reasonably reflects the Company’s annual compensation structure. Given its global population, the Company used currency exchange rates as of November 30, 2023 to determine target total cash compensation and therefore the median employee. The Company included all employees in all countries, whether employed on a full-time, part-time, temporary or seasonal basis. The Company did not use any cost-of-living adjustments in identifying the median employee.

Using target total cash compensation as the consistently applied compensation measure, the Company determined the median employee is a field applications engineer working in Asia. Teradyne calculated annual total compensation for the median employee using the same methodology it used for the Company’s Chief Executive Officer as set forth in the Summary Compensation Table of this proxy statement. As the median employee was not paid in US dollars, the Company used currency exchange rates as of December 31, 2025 to determine the median employee’s annual total compensation for 2025.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 76

Executive Compensation

Pay versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we have provided the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO NEOs, and Company performance for the fiscal years listed below.

Pay versus Performance Table

	Summary Compensation Table Total	Summary Compensation Table Total	Compensation Actually Paid	Compensation Actually Paid	Average Summary Compensation Table Total	Average Compensation Actually Paid	Value of Initial Fixed $100 Investment based on:[4]
Year	for First PEO[1] ($)	for Second PEO[1] ($)	to First PEO[1,2,3] ($)	to Second PEO[1,2,3] ($)	for Non-PEO NEOs[1] ($)	to Non-PEO NEOs[1,2,3] ($)	TSR ($)	Peer Group TSR ($)	Net Income ($ Millions)	PBIT⁵

2025	—	14,107,588	—	41,136,477	4,891,214	9,105,456	164.67	258.77	554.0	22.2%
2024	—	11,760,656	—	17,078,109	2,936,103	4,001,320	188.52	247.21	542.4	20.4%
2023	6,258,433	10,110,437	3,226,601	10,526,155	3,180,514	3,464,712	161.83	256.87	448.8	20.0%
2022	10,601,249	—	(16,408,806)	—	2,665,821	(1,673,638)	129.70	161.36	715.5	28.0%
2021	10,954,713	—	37,477,207	—	2,495,173	6,687,782	241.76	246.09	1,014.6	33.0%

(1)
Mark E. Jagiela was our PEO from 2014 to February 1, 2023 (First PEO). Gregory S. Smith has been our PEO since February 1, 2023 (Second PEO). The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023	2024	2025
Gregory S. Smith	Gregory S. Smith	Sanjay Mehta	Sanjay Mehta	Sanjay Mehta
Sanjay Mehta	Sanjay Mehta	Charles J. Gray	Ryan Driscoll	Ryan Driscoll
Charles J. Gray	Charles J. Gray	Richard J. Burns	Richard J. Burns	Michelle Turner
Bradford B. Robbins	Richard J. Burns	Ujjwal Kumar	Ujjwal Kumar	Regan Mills
Shannon Poulin

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)
Compensation Actually Paid for 2025 reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table. Amounts in the Exclusion of Change in Pension Value column reflect the amounts attributable to the Change in Pension Value reported in the Summary Compensation Table. Amounts in the Inclusion of Pension Service Cost are based on the service cost for services rendered during the listed year.

Year	Summary Compensation Table Total for Second PEO ($)	Exclusion of Change in Pension Value for Second PEO	Exclusion of Stock Awards and Option Awards for Second PEO ($)	Inclusion of Pension Service Cost for Second PEO	Inclusion of Equity Values for Second PEO ($)	Compensation Actually Paid to Second PEO ($)
2025	14,107,588	—	(11,219,848)	—	38,248,737	41,136,477

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Pension Service Cost for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	4,891,214	(424)	(3,520,928)	—	7,735,594	9,105,456

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 77

Executive Compensation

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Second PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Second PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Second PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Second PEO ($)	Total-Inclusion of Equity Values for Second PEO ($)
2025	22,274,195	16,252,281	—	(277,739)	—	—	38,248,737

Year	Average Year End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non- PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	6,173,591	1,597,732	—	(35,729)	—	—	7,735,594

(4)
The Peer Group TSR set forth in this table utilizes the Morningstar Global Semiconductor Equipment and Materials GR USD Industry Group (“Morningstar Global Semiconductor Equipment and Materials Index”), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2025. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the Morningstar Global Semiconductor Equipment and Materials Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)
We determined PBIT to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEOs and Non-PEO NEOs in 2025. PBIT is a non-GAAP financial measure. See Appendix A of this proxy statement for additional on PBIT and the reconciliation of this measure to the most directly comparable GAAP financial measures.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 78

Executive Compensation

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company and Peer Group Total Shareholder Return

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, the Company’s cumulative TSR over the five most recently completed fiscal years, and the Peer Group’s TSR over the same period.

CEO compensation may appear higher than net income or TSR due to the timing and valuation of long-term incentive awards. The SEC’s definition of 'compensation actually paid' includes changes in the fair value of equity awards, which can fluctuate significantly based on stock price movements and vesting schedules.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 79

Executive Compensation

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the five most recently completed fiscal years.

CEO compensation may appear higher than net income or TSR due to the timing and valuation of long-term incentive awards. The SEC’s definition of 'compensation actually paid' includes changes in the fair value of equity awards, which can fluctuate significantly based on stock price movements and vesting schedules.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 80

Executive Compensation

Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and PBIT

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs and our PBIT during the five most recently completed fiscal years.

Tabular List of Most Important Financial Performance Measures

The following tabular list presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other Non-PEO NEOs for 2025 to Company performance. The measures in this list are not ranked.

Annual PBIT (component of NEO variable compensation)

Two-year rolling revenue growth rate (component of NEO variable compensation)

Three-year cumulative PBIT (component of NEO performance-based RSU awards)

Three-year TSR (component of NEO performance-based RSU awards)

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 81

Executive Compensation

Company Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information.

Historically, the Compensation Committee has approved the grant of annual equity awards at its pre-scheduled meeting during the first quarter of the fiscal year, with the effective grant date of such awards occurring at least two business days following Teradyne’s filing or furnishing of an earnings release in respect of the immediately preceding fiscal year on Form 8-K. The Company does not grant employee equity awards during blackout periods or otherwise while in the possession of material nonpublic information, except for new hire grants. New hire grants are automatically issued on the first trading day of the month following the month of the employee start date, in accordance with guidelines previously approved by the Compensation Committee.

During 2025, no named executive officer received a grant of stock options (i) during the period beginning four business days before, and ending one business day after, the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information or (ii) while the Company was in possession of material nonpublic information.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 82

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention (including the authority not to retain or to terminate), evaluation and oversight of any independent accounting firms engaged by the Company for the purpose of preparing or issuing an audit report or performing audit-related work. The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as Teradyne’s independent registered public accounting firm for the fiscal year ending December 31, 2026. PwC, or its predecessor Coopers & Lybrand L.L.P., has served as Teradyne’s independent registered public accounting firm since 1968.

The Audit Committee’s decision to re-appoint our independent auditor was based on the following considerations:

•
Quality and performance of the lead audit partner and the overall engagement team;
•
Knowledge of the Company’s industries and operations;
•
Global capabilities and technical expertise;
•
Auditor independence and objectivity; and
•
The potential impact of rotating to another independent audit firm.

Teradyne expects that a representative from PwC will be at the Annual Meeting, will have the opportunity to make a statement if so desired and will be available to respond to appropriate questions. The ratification of this selection is not required by the laws of the Commonwealth of Massachusetts, where Teradyne is incorporated, but the results of this vote will be considered by the Audit Committee in appointing an independent registered public accounting firm for future fiscal years.

Principal Accountant Fees and Services

Fees for Services Provided by PricewaterhouseCoopers LLP

The following table sets forth the aggregate fees for services provided by PwC, Teradyne’s independent registered public accounting firm, for the fiscal years ended December 31, 2025 and 2024, respectively.

	2025	2024
Audit Fees	$3,656,000	$3,341,800
Audit-Related Fees	$—	$500,801
Tax Fees	$1,529,351	$1,234,199
All Other Fees	$4,994	$302,000
Total:	$5,190,345	$5,378,800

Audit Fees

Audit Fees are fees related to professional services rendered for the audit of Teradyne’s annual financial statements and internal control over financial reporting for the fiscal years ended December 31, 2025 and 2024, respectively. These fees include the review of Teradyne’s interim financial statements included in its quarterly reports on Form 10-Q and services that are normally provided by PwC in connection with other statutory and regulatory filings or engagements.

Audit-Related Fees

Audit-Related Fees in 2025 and 2024 were for professional services associated with acquisition and divestiture due diligence.

Tax Fees

Tax Fees in 2025 and 2024 were for professional services related to global tax planning, acquisition due diligence and compliance matters.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 83

Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm

All Other Fees

All Other Fees are fees for services other than audit fees, audit-related fees and tax fees. In 2025 and 2024, the fees were related to financial statement disclosure, technical accounting software licenses and training courses.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

All audit-related fees, tax fees and all other fees, as described in the table above, were approved by the Audit Committee.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm in order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence. These services may include audit services, audit-related services, tax services and other services. In addition to generally pre-approving, on a case-by-case basis, services provided by the independent registered public accounting firm, the Audit Committee adopted a policy for the pre-approval of certain specified services that may be provided by the independent registered public accounting firm. The services set forth on the pre-approved list have been identified in a sufficient level of detail so that management will not be called upon to make a judgment as to whether a proposed service fits within the pre-approved service list. Pursuant to the policy, management informs the Audit Committee, at least annually or more frequently upon its request, if the Company uses any pre-approved service and the fees incurred in connection with that service.

Audit and Financial Accounting Oversight

Audit Committee Report

In 2026, the Audit Committee reviewed Teradyne’s audited financial statements for the fiscal year ended December 31, 2025 and met with both management and PwC, Teradyne’s independent registered public accounting firm, to discuss those financial statements.

The Audit Committee also reviewed the report of management contained in Teradyne’s 2025 Form 10-K, filed with the SEC, as well as PwC’s report included in the 2025 Form 10-K related to its audit of (i) the consolidated financial statements and financial statement schedule and (ii) the effectiveness of internal control over financial reporting.

The Audit Committee has discussed with PwC the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from PwC required by the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence.

Based on these reviews and discussions with management and PwC, the Audit Committee recommended to the Board (and the Board approved) that Teradyne’s audited financial statements be included in its 2025 Form 10-K.

AUDIT COMMITTEE

Mercedes Johnson (Chair)

Ernest E. Maddock

Paul J. Tufano

Necip Sayiner

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that Teradyne specifically incorporates it by reference in any such filing.

The Board recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 84

OWNERSHIP OF SECURITIES

The following tables set forth, as of March 13, 2026, information relating to the beneficial ownership of Teradyne’s common stock as calculated under SEC rules for each director, each named executive officer and all directors and executive officers as a group and beneficial owners of more than 5% of Teradyne’s common stock. All percentage ownership calculations are based on 156,559,428 shares of common stock outstanding as of March 13, 2026.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class

Ryan Driscoll	4,378	*
Drew Henry	2,132	*
Peter Herweck	15,374	*
Mercedes Johnson	8,864	*
Ernest E. Maddock	9,597	*
Marilyn Matz	19,173	*
Sanjay Mehta	30,964	*
Regan Mills	5,062	*
Shannon Poulin	6,085	*
Necip Sayiner	2,132	*
Gregory S. Smith	118,581	*
Paul J. Tufano	64,886	*
Michelle Turner	116	*
Bridget van Kralingen	5,556	*
All current directors and executive officers as a group (15)(3)	292,900	*%

* less than 1%

(1)
Unless otherwise indicated, the named person possesses sole voting and dispositive power with respect to the shares. The address for each named person is: c/o Teradyne, Inc., 600 Riverpark Drive, North Reading, Massachusetts 01864.
(2)
Includes shares of common stock which have not been issued but which either (i) are subject to options which either are presently exercisable or will become exercisable within 60 days of March 13, 2026, (ii) are subject to restricted stock units which vest within 60 days of March 13, 2026, or (iii) with respect to certain non-employee directors, are issuable pursuant to the Teradyne Deferral Plan for Non-Employee Directors (the “Deferral Plan”) within 90 days of the date the non-employee director ceases to serve as such, as follows: Mr. Poulin 2,843 shares; Mr. Driscoll, 1,739 shares; Mr. Henry 2,132 shares; Mr. Herweck, 14,408 shares (including 11,437 shares issuable pursuant to the Deferral Plan); Ms. Johnson, 2,971 shares; Mr. Maddock, 7,399 shares (including 4,428 shares issuable pursuant to the Deferral Plan); Ms. Matz, 2,971 shares; Mr. Mehta, 24,365 shares; Mr. Sayiner 2,132 shares; Mr. Smith, 43,593 shares; Mr. Tufano, 59,645 shares (including 56,674 shares issuable pursuant to the Deferral Plan), and Ms. van Kralingen, 2,971 shares; all current directors and executive officers as a group, 167,169 shares (including 72,539 shares issuable pursuant to the Deferral Plan).
(3)
The total amount includes (i) an aggregate of 72,540 shares of common stock which the directors and executive officers as a group have the right to acquire by exercise of stock options within 60 days of March 13, 2026 granted under the stock plans, (ii) an aggregate of 26,023 shares of common stock which the directors and executive officers as a group will acquire by the vesting of restricted stock units within 60 days of March 13, 2026, and (iii) an aggregate of 72,539 shares of common stock issuable to non-employee directors pursuant to the Deferral Plan.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 85

Ownership of Securities

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

The Vanguard Group, Inc.(1) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	20,972,755	13.4%

BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	14,337,126	9.2%

FMR LLC(3) 245 Summer Street Boston, Massachusetts 02210	7,910,777	5.1%

(1)
As set forth in Amendment No. 16 to a Schedule 13G, filed on July 29, 2025, The Vanguard Group, Inc. had, as of June 30, 2025, sole dispositive power with respect to 20,219,802 shares, shared dispositive power with respect to 752,953 shares and shared voting power with respect to 189,344 shares.
(2)
As set forth in Amendment No. 13 to a Schedule 13G, filed on January 24, 2024, BlackRock, Inc. had, as of December 29, 2023, sole dispositive power with respect to all of the shares and sole voting power with respect to 13,307,022 of the shares.
(3)
As set forth in Amendment 5 to a Schedule 13G, filed on May 9, 2025, FMR LLC had, as of March 31, 2025, sole dispositive power with respect to all of the shares and sole voting power with respect to 7,346,464 of the shares.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 86

VOTING AND MEETING INFORMATION

Voting Standards and Board Recommendations

Proposals	Board Recommendations	Voting Standards	Treatment of Abstentions & Broker Non-Votes
Proposal No. 1: Election of Directors	FOR each nominee	Each nominee must receive a majority of votes cast	Not treated as votes cast and therefore will have no effect on the vote
Proposal No. 2: Advisory Vote on Compensation of NEOs	FOR	A majority of the stock present or represented and voting
Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm	FOR

Meeting Information

Why am I Receiving these Materials?

Since you owned shares of our common stock at the close of business on the Record Date, you are considered a shareholder entitled to vote at the Annual Meeting or any adjournments thereof. The Board is soliciting proxies in the form provided to you by Teradyne for the Annual Meeting.

When and Where Is the Annual Meeting?

The Annual Meeting will be held on Friday, May 8, 2026, at 10:00 A.M. Eastern Time, at the offices of Teradyne, Inc. at 600 Riverpark Drive, North Reading, Massachusetts 01864. You are encouraged to arrive early to allow sufficient time to secure parking and complete admission verification procedures.

How Do I Attend the Annual Meeting?

To be admitted, you must present a government-issued photo identification, such as a driver’s license, state-issued ID card or passport, and proof of share ownership as of the Record Date. To prove ownership, shareholders of record will be verified against our list of registered shareholders. Beneficial shareholders, those who own their shares through an intermediary such as a bank or broker or other nominee, must show: an account statement showing their share ownership as of the Record Date; a copy of the voting instruction form or a valid legal proxy from the broker, trustee, bank or nominee holding the shares; a letter from a broker, trustee, bank or nominee holding the shares confirming the beneficial owner’s ownership as of the Record Date; or other similar evidence of ownership. We reserve the right to deny admittance to anyone who does not comply with these requirements as determined in our sole discretion. If you hold shares in a joint account, both owners can be admitted to the meeting if proof of joint ownership is provided and you both provide identification.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 87

Voting Standards and Board Recommendations

The Presence of How Many Shares of Common Stock are Required to Transact Business at the Annual Meeting?

A quorum is required to transact business at the Annual Meeting. A majority of the outstanding shares represented at the Annual Meeting in person or by proxy shall constitute a quorum. On the Record Date, 156,559,428 shares of common stock were outstanding. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting.

Can I Ask Questions at the Annual Meeting?

Shareholders attending the Annual Meeting will be provided an opportunity to ask questions of the Board and management.

Are There any Other Matters to Be Presented During the Annual Meeting?

The Board knows of no other matters to be presented during the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the proxyholders to vote the proxy in accordance with their judgment on such matters.

Voting Information

Who Can Vote at the Annual Meeting?

Each share outstanding as of the Record Date will be entitled to one vote, and shareholders may vote in person or by proxy. Delivery of a proxy will not in any way affect a shareholder’s right to attend the Annual Meeting and vote in person. You are entitled to direct the voting of your shares if you were a beneficial owner of shares held in street name on the Record Date.

What is the Difference Between a Shareholder of Record and a Beneficial Owner of Shares Held in Street Name?

If your shares of common stock are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), you are considered a shareholder of record or a “registered shareholder” of those shares.

If your shares are held in an account at a bank, brokerage firm or other intermediary, you are a beneficial owner of shares held in street name. In that case, you will receive proxy materials, as well as a voting instruction form, from the intermediary holding your shares and, as a beneficial owner, you have the right to direct the intermediary as to how to vote them. Most individual shareholders are beneficial owners of shares held in street name.

How Do I Vote?

Depending on how you hold your shares, you have up to four ways to cast your vote:

•
By Internet. Go to www.proxyvote.com or scan the QR Barcode on your proxy card. To be valid, your vote must be received by 11:59 p.m., Eastern Time, on May 7, 2026. You will need your control number to access the website.
•
By Telephone. Call 1-800-690-6903 any time on a touch-tone telephone. There is no charge to you for the call in the U.S. or Canada. International calling charges apply outside the U.S. and Canada. You will need your control number to vote. To be valid, your vote must be received by 11:59 p.m., Eastern Time, on May 7, 2026.
•
By Mail. Mark your voting instruction form or proxy card, sign and date it, and return it in the prepaid envelope that has been provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To be valid, your vote must be received by 11:59 p.m., Eastern Time, on May 7, 2026.
•
During the Annual Meeting.

If you are a beneficial owner of shares of common stock held in street name, please refer to the voting instruction form provided by the intermediary holding your shares. The availability of telephone and internet voting will depend on the voting process of the intermediary. Shares held beneficially may be voted at the Annual Meeting only if you obtain a legal proxy from your intermediary giving you the right to vote the shares. If you attend the Annual Meeting, you may vote in person even if you have previously returned your vote in accordance with one of the foregoing methods.

How Can I Revoke My Proxy or Change My Vote?

Any shareholder delivering a proxy has the right to revoke it only by written notice to the Secretary or Assistant Secretary delivered at any time before it is exercised, including at the Annual Meeting.

How Will My Shares Be Voted?

Your shares will be voted in accordance with your instructions. In addition, if you grant a proxy to the Company’s proxy holders, the proxy holders will have, and intend to exercise, discretion to vote your shares in accordance with their best judgment on any matters not identified in this proxy statement that are brought to a vote at the Annual Meeting.

If your shares are registered in your name and you sign and return a proxy card or vote by telephone or the internet but do not give voting instructions on a particular proposal, the proxy holders will be authorized to vote your shares on that matter in

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 88

Voting Standards and Board Recommendations

accordance with the Board’s recommendation. If you hold your shares in street name and do not give voting instructions on a proposal, your broker or nominee is only permitted Nasdaq rules to vote your shares in its discretion on “routine” matters.

Which Proposals in this Proxy Statement are Considered “Routine” or “Non-Routine”?

The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 3) is a matter considered routine under Nasdaq rules and therefore a broker or nominee may vote on Proposal No. 3. No broker non-votes are expected to exist in connection with Proposal No. 3.

The election of directors (Proposal No. 1), and the approval, on a non-binding, advisory basis of the 2025 compensation of our named executive officers (Proposal No. 2) are matters considered non-routine under Nasdaq rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1 and 2.

How are the Votes Counted?

The vote on each matter submitted to shareholders is tabulated separately. An automated system administered by Teradyne’s transfer agent tabulates the votes.

Other Information

Who Pays for the Expenses of this Proxy Solicitation?

Teradyne will bear the cost of solicitation of proxies, and in addition to soliciting the shareholders by mail and by Teradyne’s regular employees, the Company may request banks and brokers to solicit their customers who have stock registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by Teradyne’s officers and employees, as well as certain outside proxy-solicitation services may also be made of some shareholders in person or by mail, telephone or facsimile following the original solicitation.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Printed Proxy Materials?

Under SEC rules, we are making this proxy statement available to our shareholders primarily through the Internet. If you received a notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy.

Instead, the notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. If you received a notice by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions for requesting such materials included in the notice.

What if I Share the Same Address as Another Teradyne Shareholder?

Teradyne has adopted a procedure called “householding,” which has been approved by the SEC. Under householding, unless Teradyne has received contrary instructions from the shareholders, Teradyne delivers only one copy of the annual report and proxy statement to shareholders who share the same address and have the same last name. This helps Teradyne reduce printing costs, mailing costs and fees. Shareholders who participate in householding will continue to receive separate proxy cards.

Upon request, Teradyne will promptly deliver another copy of the annual report and proxy statement or notice of internet availability of proxy materials, as applicable, to any shareholder at a shared address to which a single copy of such document was delivered. To receive a separate copy of the combined annual report and proxy statement or notice of internet availability of proxy materials, you may write or call us at Teradyne, Inc., 600 Riverpark Drive, North Reading, MA 01864, Attention: Investor Relations, telephone number (978) 370-3945. You may also access the annual report and proxy statement on the Company’s website at www.teradyne.com under the “SEC Filings” section of the “Investor Relations” link.

If you are a holder of record and would like to revoke your householding consent and receive a separate copy of the annual report or proxy statement or notice in the future, please contact Broadridge, either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

How Do I Obtain More Information About Teradyne?

A copy of our annual report, which includes the 2025 Form 10-K, has been delivered or made available to shareholders. You also may obtain, free of charge, a copy of our annual report and 2025 Form 10-K by writing to Teradyne, Inc., 600 Riverpark Drive, North Reading, MA 01864, Attention: Investor Relations. These documents also are available on our website at www.teradyne.com under the “SEC Filings” section of the “Investor Relations” link.

Teradyne, Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 89

SHAREHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

Teradyne’s bylaws set forth the procedures a shareholder must follow to nominate a director or to bring other business before a shareholder meeting. A complete list of the requirements for nominating a candidate for director or making a proposal may be found in Teradyne’s bylaws. The SEC has also adopted Rule 14a-8 under the Exchange Act (“Rule 14a-8”) that governs the inclusion of shareholder proposals in our annual proxy materials.

Shareholder Proposals for Inclusion in 2027 Proxy Statement

If a shareholder wishes to include a proposal in Teradyne’s proxy materials to be furnished to all shareholders entitled to vote at the 2027 Annual Meeting, Teradyne must receive notice pursuant to Rule 14a-8 no later than February 6, 2027. All such proposals must comply with the requirements of Rule 14a-8. It is suggested that shareholders submit their proposals either by courier or Certified Mail—Return Receipt Requested.

Shareholder Director Nominations for Inclusion in 2027 Proxy Statement

Teradyne’s bylaws, as amended in June 2025, provide proxy access pursuant to which shareholders may nominate a candidate for director at the 2027 Annual Meeting. Teradyne’s proxy access bylaw permits a shareholder, or a group of up to 20 shareholders, owning at least 3% of our outstanding common stock continuously for at least three years, to nominate and include in Teradyne’s proxy materials director nominees which shall not exceed the greater of two directors or 20% of the Board (rounded down to the nearest whole number), provided that the shareholders and nominees have complied with the requirements set forth in Teradyne’s bylaws. To be timely, shareholders who wish to include a nominee in Teradyne’s proxy materials must deliver a written notice of proxy access nomination (containing the information specified in our bylaws) to our Secretary at our principal executive offices no earlier than January 7, 2027, and no later than February 6, 2027. Our bylaws contain different notice date requirements in the event that we hold the 2027 Annual Meeting more than 30 days prior to, or more than 60 days after, the anniversary of the Annual Meeting.

Shareholder Director Nomination and Other Shareholder Proposals for Presentation at the 2027 Annual Meeting Not Included in 2027 Proxy Statement

Teradyne’s bylaws provide that, to be timely, shareholders who wish to nominate a candidate for director or make a proposal at the 2027 Annual Meeting (other than through proxy access) must deliver a written notice (containing the information specified in our bylaws) to our Secretary at our principal executive offices no earlier than January 8, 2027 and no later than February 7, 2027. Our bylaws contain different notice date requirements in the event that we hold the 2027 Annual Meeting more than 30 days from the anniversary of the Annual Meeting. Proposals or nominations must include the specified information concerning the shareholder and the proposal or nominee as described in our bylaws. In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19 of the Exchange Act.

If a shareholder wishes to present a proposal but fails to notify Teradyne within the prescribed time periods or otherwise comply with the requirements in Teradyne’s bylaws, that shareholder will not be entitled to present the proposal at the meeting.

Teradyne Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 90

OTHER MATTERS

Certain Relationships and Related Party Transactions

Our Board has adopted a written Related‑Party Transactions Policy that requires the Audit Committee to review and approve or ratify any transaction in which the Company participates and a “Related Person” has a direct or indirect material interest, as defined under Item 404(a) of Regulation S‑K (generally transactions exceeding $120,000). “Related Persons” include directors, executive officers, director nominees, beneficial owners of more than 5% of the Company’s voting securities, and their immediate family members.

Under the policy, the Audit Committee reviews material facts of each related‑party transaction, including the nature of the relationship, the purpose of the transaction, the benefits to the Company, the reasonableness of the terms compared to those available with unrelated third parties, and potential impacts on director independence, and approves only those transactions determined to be in, or not inconsistent with, the best interests of the Company and its shareholders.

The policy provides for advance approval or, if necessary, subsequent ratification of covered transactions and requires any Audit Committee member with an interest in a transaction to recuse themselves from deliberations. Certain categories of transactions are deemed pre‑approved, including specified executive and director compensation, certain ordinary‑course commercial transactions involving de minimis interests, and certain charitable contributions below defined thresholds.

The Company’s Legal Department administers the policy, maintains a master list of Related Persons, and coordinates quarterly reviews with business units to identify potential related‑party transactions for Audit Committee consideration. Since January 1, 2025, there have been no related person transactions that met the requirements for disclosure in this proxy statement.

Incorporation by Reference

To the extent that this proxy statement has been or will be specifically incorporated by reference into any of Teradyne’s filings with the SEC, the sections of the proxy statement entitled “Compensation Committee Report” and “Audit Committee Report” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing. The content of the websites referred to in this proxy statement are not incorporated by reference into this proxy statement.

Teradyne Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 91

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “goal,” or other comparable terms are intended to identify forward-looking statements although not all forward-looking statements contain these identifying words. Statements that refer to or are based on projections, forecasts, uncertain events or assumptions also identify forward-looking statements, including, among other things, statements made regarding our short-term and long-term financial and operational targets, expectations and objectives, business strategies and financial results, market trends, and expected benefits and enforcement of our compensation decisions.

These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied. For a more detailed discussion of these factors, see the information under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk” in our 2025 Form 10-K and subsequent Quarterly Reports on Form 10-Q. While forward-looking statements are based on reasonable expectations of our management at the time that they are made, you should not rely on them. Our forward-looking statements speak only as of the date of this proxy statement or as of the date they are made, and we undertake no obligation to revise or update them, unless required by securities law, whether as a result of new information, future events or otherwise.

Teradyne Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page 92

APPENDIX A

Non-GAAP Financial Measures

Teradyne presents Non-GAAP net income per share (“Non-GAAP EPS”) in this proxy statement to provide investors with an additional tool to evaluate Teradyne’s operating results. Management believes this non-GAAP performance measure provides useful supplemental information for investors, allowing greater transparency to the information used by management in its operational decision making and in the review of Teradyne’s financial and operational performance, as well as facilitating meaningful comparisons of Teradyne’s results in the current period compared with those in prior and future periods. The Company’s executive compensation program also uses certain non-GAAP financial measures as performance goals, which we refer to in this proxy statement as Non-GAAP profit rate before interest and taxes, or PBIT, non-GAAP earnings per share, or EPS, and non-GAAP Free Cash Flow, or FCF. The non-GAAP performance measures discussed in this proxy statement may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

Non-GAAP Net Income per share or Non-GAAP EPS

Non-GAAP EPS is a non-GAAP performance measure presented to provide meaningful supplemental information regarding Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of Teradyne’s current core business or future outlook. Non-GAAP EPS is derived by dividing Non-GAAP net income by weighted average common shares – diluted. Non-GAAP net income excludes acquired intangible assets amortization, restructuring and other, amortization of equity method investment, gains and losses on foreign exchange options in connection with acquisitions and divestitures, legal settlement, equity modification charge, pension actuarial gains and losses, gains and losses on sale of business, discrete income tax adjustments, and includes the related tax impact on non-GAAP adjustments. Non-GAAP EPS, among other of our non-GAAP performance measures, is used to make operational decisions, to determine employee compensation, to forecast future operational results, and for comparison with Teradyne’s business plan, historical operating results and the operating results of Teradyne’s competitors.

GAAP to Non-GAAP Reconciliation of EPS

			Net Income per Common Share				Net Income per Common Share
	December 31, 2025	% of Net Revenues	Basic	Diluted	December 31, 2024	% of Net Revenues	Basic	Diluted

Net income - GAAP	554.0	17.4%	3.48	3.47	542.4	19.2%	3.39	3.32
Restructuring and other (2)	38.6	1.2%	0.24	0.24	15.6	0.6%	0.10	0.10
Amortization of equity method investment	30.1	0.9%	0.19	0.19	10.4	0.4%	0.07	0.06
Acquired intangible assets amortization	15.3	0.5%	0.10	0.10	18.8	0.7%	0.12	0.11
ERP related expenses (3)	4.8	0.2%	0.03	0.03	—	—	—	—
Pension mark-to-market adjustment (6)	1.5	0.0%	0.01	0.01	(4.4)	-0.2%	(0.03)	(0.03)
Inventory step-up	1.3	0.0%	0.01	0.01	—	—	—	—
Loss (gain) on foreign exchange contract	(0.6)	0.0%	(0.00)	(0.00)	9.8	0.3%	0.06	0.06
Pension settlement loss (gain)	(0.8)	0.0%	(0.01)	(0.01)	—	—	—	—
Legal settlement (1)	—	—	—	—	3.6	0.1%	0.02	0.02
Equity modification charge (4)	—	—	—	—	1.7	0.1%	0.01	0.01
Loss (gain) on sale of business (5)	—	—	—	—	(57.1)	-2.0%	(0.36)	(0.35)
Exclude discrete tax adjustments	0.5	0.0%	0.00	0.00	(8.7)	-0.3%	(0.05)	(0.05)
Non-GAAP tax adjustments	(12.6)	-0.4%	(0.08)	(0.08)	(6.9)	-0.2%	(0.04)	(0.04)
Net income - non-GAAP	632.1	19.8%	3.97	3.96	525.1	18.6%	3.29	3.22

GAAP and non-GAAP weighted average common shares - basic	159.1				159.8
GAAP and non-GAAP weighted average common shares - diluted (7)	159.7				163.3

(1)
For the twelve months ended December 31, 2024, a legal settlement includes charges for a settlement following a judgment against the Company for infringement of expired patents.
(2)
Restructuring and other consists of:

Teradyne Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page A-1

Appendix A

	Twelve Months Ended
	December 31, 2025	December 31, 2024

Employee severance (a)	$29.4	$5.2
Asset impairment	4.9	1.3
Acquisition and divestiture related expenses	2.3	2.2
Other	2.1	6.8
	$38.6	$15.6

(a) For the twelve months ended December 31, 2025, employee severance relates primarily to Robotics restructuring which impacted approximately 400 employees.

(3)
For the twelve months ended December 31, 2025, selling and administrative expenses included costs directly related to a planned ERP system implementation.
(4)
For the twelve months ended December 31, 2024, selling and administrative expenses included an equity charge of $1.7 million for the modification of Teradyne’s executives' retirement agreements.
(5)
On May 27, 2024, Teradyne sold DIS, a component of the Semiconductor Test segment, to Technoprobe, for $85.0 million, net of cash and cash equivalents sold and a working capital adjustment.
(6)
For the twelve months ended December 31, 2025, and December 31, 2024, adjustments to exclude actuarial gains and losses, respectively, recognized under GAAP in accordance with Teradyne’s mark-to-market pension accounting.
(7)
For the twelve months ended December 31, 2024, non-GAAP weighted average diluted common shares included 3.6 million shares from the convertible note hedge transaction.

Non-GAAP profit rate before interest and taxes or PBIT

PBIT is a non-GAAP financial measure equal to GAAP income from operations excluding restructuring and other; amortization of acquired intangible assets; acquisition and divestiture related charges or credits; pension actuarial gains and losses; non-cash convertible debt interest expense; and certain other gains and charges. Such items are excluded as we believe they do not contribute to a meaningful evaluation of the Company’s future profitability or comparisons to the Company’s past profitability for purposes of determining executive compensation

	Twelve Months Ended
	December 31, 2025	% of Net Revenues	December 31, 2024	% of Net Revenues

Net Revenues	$3,190.0		$2,819.9
Gross profit - GAAP	1,857.3	58.2%	1,648.9	58.5%
Inventory step-up	1.3	0.0%	—	—
Legal settlement (1)	—	—	3.6	0.1%
Gross profit - non-GAAP	$1,858.6	58.3%	$1,652.5	58.6%
Inventory step-up	650.1	20.4%	593.8	21.1%
Legal settlement (1)	38.6	1.2%	15.6	0.6%
Gross profit - non-GAAP	15.3	0.5%	18.8	0.7%
ERP related expenses (3)	4.8	0.2%	—	—
Inventory step-up	1.3	0.0%	—	—
Legal settlement (1)	—	—	3.6	0.1%
Equity modification charge (4)	—	—	1.7	0.1%
Loss (gain) on sale of business (5)	—	—	(57.1)	-2.0%
Income from operations - non-GAAP	$710.1	22.3%	$576.3	20.4%

The notes related to these numerical ticks can be found above.

Teradyne Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page A-2

Appendix A

Free Cash Flow

Free Cash Flow (in millions)	FY2025

GAAP Cash Flow from Operations	$674
Plant, Property and Equipment	$(224)
Non-GAAP Cash Flow from Operations ("Free Cash Flow")	$450

Teradyne determines Free Cash Flow by adjusting GAAP cash flow from operations excluding discontinued operations, less property, plant and equipment additions. Free Cash Flow is considered a non-GAAP financial measure. Teradyne believes that Free Cash Flow, which measures our ability to generate cash from our business operations, is an important financial measure for use in evaluating Teradyne’s financial performance. Free Cash Flow should be considered in addition to, rather than as a substitute for, income (loss) from continuing operations or net income (loss) as a measure of our performance and net cash provided by operating activities as a measure of our liquidity.

Teradyne Inc. | 2026 Notice of Annual Meeting & Proxy Statement | Page A-3

SCAN TO VIEW MATERIALS & VOTE TERADYNE, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. PO BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 7, 2026. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 7, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V85888-P45778 TERADYNE, INC. The Board of Directors recommends you vote FOR the following: 1. To elect the nine nominees named in the accompanying proxy statement to the Board of Directors to serve as directors for a one-year term: The Board of Directors recommends you vote FOR the following proposals. Nominees: For Against Abstain ! 2. To approve, on a non-binding, advisory basis, the 2025 compensation of the Company s named executive officers. 1a. Drew Henry 1b. Peter Herweck 1c. Mercedes Johnson 1d. Ernest E. Maddock 1e. Marilyn Matz 1f. Necip Sayiner 1g. Gregory S. Smith 1h. Paul J. Tufano 1i. Bridget van Kralingen 3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company s independent registered public accounting firm for the fiscal year ending December 31, 2026. ! ! ! ! ! ! ! ! ! ! ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Shareholder Letter and Form 10-K are available at www.proxyvote.com V85889-P45778 TERADYNE, INC. Annual Meeting of Shareholders May 8, 2026 10:00 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) GREGORY S. SMITH, RYAN E. DRISCOLL and GREGORY W. MCINTOSH, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of TERADYNE, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, ET on May 8, 2026, at Teradyne, Inc., 600 Riverpark Drive, North Reading, MA 01864, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side